As filed with the Securities and Exchange Commission on July 27, 2007

                       1933 Act Registration No. 333-44423
                       1940 Act Registration No. 811-8611

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]
                                    Pre-Effective Amendment No.              [ ]
                                    Post-Effective Amendment No. 17          [X]

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                            Amendment No. 18                 [X]

                      LEGG MASON CHARLES STREET TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)

                                100 Light Street
                            Baltimore, Maryland 21202
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (410) 539-0000

Name and address of agent for service:           Copy to:

RICHARD M. WACHTERMAN, ESQ.                      ARTHUR C. DELIBERT, ESQ.
Legg Mason & Co., LLC                            Kirkpatrick & Lockhart Preston
100 Light Street                                 Gates Ellis LLP
Baltimore, Maryland 21202                        1601 K Street, N.W.
(Name and address of agent for service)          Washington, D.C. 20006-1600

It is proposed that this filing will become effective:

[ ] Immediately upon filing pursuant to Rule 485(b)
[X] On July 29, 2007, pursuant to Rule 485(b)
[ ] 60 days after filing pursuant to Rule 485 (a)(1)
[ ] On, pursuant to Rule 485 (a)(1)
[ ] 75 days after filing pursuant to Rule 485(a)(2)
[ ] On , pursuant to Rule 485(a)(2)

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      Legg Mason Charles Street Trust, Inc.

                       Contents of Registration Statement


This Registration Statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement

Batterymarch U.S. Small Capitalization Equity Portfolio
Part A - Institutional and Financial Intermediary Class Prospectus

Global Opportunities Bond Fund
Part A - Institutional and Financial Intermediary Class Prospectus

Batterymarch U.S. Small Capitalization Equity Portfolio
Institutional and Financial Intermediary Class Shares
Part B - Statement of Additional Information

Global Opportunities Bond Fund
Institutional and Financial Intermediary Class Shares
Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

Batterymarch U.S. Small Capitalization Equity Portfolio







         INSTITUTIONAL CLASS AND FINANCIAL INTERMEDIARY CLASS PROSPECTUS

                                 August 1, 2007





                                      logo











As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not passed upon the accuracy or adequacy of this Prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

TABLE OF CONTENTS



About the Portfolio:

          1       Investment objective and policies

          3       Principal risks

          5       Performance

          7       Fees and expenses of the portfolio

          9       Management

About your investment:

         11       Shareholder eligibility

         12       How to invest

         15       How to redeem your shares

         17       Account policies

         20       Services for investors

         21       Distributions and taxes

         23       Portfolio holdings disclosure policy

         24       Financial highlights

BATTERYMARCH U.S. SMALL CAPITALIZATION EQUITY PORTFOLIO

[icon] INVESTMENT OBJECTIVE AND POLICIES


Batterymarch U.S. Small Capitalization Equity Portfolio (the "Portfolio") is closed to new investors. The Portfolio remains open to additional investments by existing Portfolio shareholders. Shareholders in other Legg Mason funds who do not already hold shares of the Portfolio will not be permitted to acquire shares of the Portfolio by exchange. Distributions to all shareholders of the Portfolio will continue to be reinvested in additional Portfolio shares unless a shareholder has elected otherwise. The closing does not restrict shareholders from redeeming shares of the Portfolio.


The Portfolio offers two classes of shares: Financial Intermediary Class and Institutional Class. Each share class represents an investment in the same portfolio of securities, but is subject to different expenses, different distribution structures and different eligibility requirements for investing. (See "Fees and Expenses of the Portfolio" beginning on page 7 and "Shareholder Eligibility" beginning on page 11).

Investment objective: Long-term capital appreciation.

Principal investment strategies:


Under normal market conditions, the Portfolio will invest at least 80% of its net assets in equity securities of companies with small market capitalizations domiciled, or having their principal activities, in the United States. Batterymarch Financial Management, Inc. ("Batterymarch"), the Portfolio's adviser, defines small market capitalization companies as those whose market capitalizations are within the range of fifty million dollars to two billion dollars or are included in the Russell 2000 Index, determined at the time of the Portfolio's investment. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization. A company that was a small market capitalization company at the time of the Portfolio's investment will continue to be treated as such for purposes of the 80% test, even if its market capitalization is no longer within the range mentioned above or it is no longer included in the Russell 2000 Index.


Equity securities include common stock, preferred stock, securities convertible into or exchangeable for common stock, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk. The Portfolio may also invest in securities of foreign companies in the form of American Depositary Receipts (ADRs), which are typically dollar-denominated instruments held at U.S. banks and traded on an exchange in the United States.

The adviser uses a bottom-up, quantitative stock selection process. The cornerstone of this process is a proprietary stock selection model that ranks the stocks in the Portfolio's investable universe by the adviser's determination of their relative attractiveness.

In addition to its principal investment strategies, the Portfolio may engage in other transactions. For example, although the Portfolio expects to remain substantially fully invested in equity securities, the Portfolio may invest in debt or other fixed-income securities, cash and money market instruments, including repurchase agreements. Up to 5% of the Portfolio's total assets may be invested in fixed-income securities rated below investment grade, commonly referred to as "junk bonds," or, if unrated, determined by the adviser to be of comparable quality. The Portfolio may also engage in reverse repurchase agreement transactions and other borrowings, purchase restricted and illiquid securities, lend its portfolio securities, invest in securities of other investment companies and engage in futures and options transactions.

For temporary defensive purposes, or when cash is temporarily available, the Portfolio may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Portfolio invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.


The Portfolio's investment objective and investment policies are non-fundamental, and Legg Mason Charles Street Trust, Inc.'s Board of Directors ("Board of Directors") may change the Portfolio's investment objective, as well as its investment strategies and certain other policies, without shareholder approval. The Portfolio will not change its policy to invest at least 80% of its net assets in equity securities of companies with small market capitalizations domiciled, or having their principal activities, in the United States without providing shareholders at least 60 days' prior written notice. For purposes of this 80% policy, net assets include any borrowings for investment purposes.

[icon] PRINCIPAL RISKS

In General:

There is no assurance that the Portfolio will meet its investment objective; investors could lose money by investing in the Portfolio. As with all mutual funds, an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk:

Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole. The Portfolio may experience a substantial or complete loss on an individual stock.
Small Company Stocks:

Investing in the securities of smaller companies involves special risks. Small companies may have limited product lines, operating histories, markets or financial resources, or they may be dependent upon a limited management group. Among other things, the prices of securities of small sized companies generally are more volatile than those of larger companies; the securities of small companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions. Small sized companies may also be more difficult to value because few, if any, research analysts regularly follow them.

It is anticipated that some of the securities held by the Portfolio may not be widely traded and that the Portfolio's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Portfolio to dispose of such securities quickly at prevailing market prices and market prices may not always be readily available for use in determining the Portfolio's net asset value.

Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt fluctuations in market price than larger, more established companies. In addition to exhibiting greater volatility, small-cap stocks may to a degree, fluctuate independently of larger-cap stocks, i.e., small-cap stocks may decline in price as the prices of large-cap stocks rise or vice versa. Small-cap companies are often involved in actual or anticipated reorganizations or restructurings, which involve risks, including difficulty in obtaining information as to the financial conditions of such companies.

Investment Model:

The proprietary model used by the adviser to evaluate securities or securities markets is based on the adviser's understanding of the interplay of market factors and does not assure successful investment. The markets, or the prices of individual securities, may be affected by factors not foreseen in developing the model.

Derivatives Risk:

The Portfolio may engage in a variety of transactions using "derivatives," such as futures, options and warrants. Derivatives are financial instruments whose values depend upon, or are derived from, the value of something else, such as one or more underlying investments, indices or currencies. Derivatives may be traded on organized exchanges or in individually negotiated transactions with other parties (these are known as "over-the-counter" derivatives). The Portfolio may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. Although the adviser has the flexibility to make use of derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions.

Derivatives involve special risks and costs and may result in losses to the Portfolio. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Portfolio will depend on the adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Portfolio. The Portfolio's use of derivatives may also increase or accelerate the recognition of gains, which in turn would increase the amount of taxes payable by shareholders when those gains are distributed to them.

Other risks arise from the potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Portfolio's derivative positions at any time. In fact, many over-the-counter instruments will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to the Portfolio.

Liquidity Risk:

Liquidity risk exists when particular investments are difficult to sell. The Portfolio may not be able to sell these illiquid investments at the best prices. Investments in derivatives, foreign investments, restricted securities, securities of companies with small market capitalizations, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

Portfolio Turnover:

A change in the securities held by the Portfolio is known as "portfolio turnover." As a result of the Portfolio's investment strategies, its portfolio turnover rate is expected to exceed 100%. High turnover rates can result in increased trading costs and higher levels of realized capital gains, resulting in taxes payable by the shareholders when those gains are distributed to them.

Risks Associated with Other Policies the Portfolio may Pursue:

In addition to the investment strategies described above, the Portfolio may also make other types of investments, and therefore may be subject to other risks. Some of these risks are described in the Portfolio's Statement of Additional Information.

[icon] PERFORMANCE

The information below provides an indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual total returns for various periods compare with those of a broad measure of market performance. Annual returns assume reinvestment of all distributions, if any. Historical performance of the Portfolio, whether before or after taxes, does not necessarily indicate what will happen in the future.


                           Institutional Class Shares

  Year-by-year total return as of December 31 of each year (before taxes)(%):*

------------------- ----------------- ---------------- ----------------- ---------------- -----------------
       2001               2002             2003              2004             2005              2006
------------------- ----------------- ---------------- ----------------- ---------------- -----------------
------------------- ----------------- ---------------- ----------------- ---------------- -----------------
      (5.68)            (12.74)            39.77            15.78             3.71             10.82
------------------- ----------------- ---------------- ----------------- ---------------- -----------------

* The Portfolio's year-to-date total return as of June 30, 2007 was 9.99%.

                       During the past six calendar years:

------------------- --------------------------------- -------------------------
                             Quarter Ended                  Total Return
------------------- --------------------------------- -------------------------
Best quarter:                June 30, 2003                     16.27%
------------------- --------------------------------- -------------------------
Worst quarter:             September 30, 2002                 (15.72)%
------------------- --------------------------------- -------------------------

                          Average Annual Total Returns

The table below shows the Portfolio's average annual total returns before taxes for each share class. In addition, returns after taxes are shown for Institutional Class shares to illustrate the effect of federal taxes on Portfolio returns. The table also shows returns before taxes for the Russell 2000 Index, which is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

For the periods ended December 31, 2006:

------------------------------------------------------------------- ------------------ ---------------------- ---------------------
Batterymarch U.S. Small Capitalization Equity Portfolio                   1 Year              5 Years             Life of Class
------------------------------------------------------------------- ------------------ ---------------------- ---------------------
------------------------------------------------------------------- ------------------ ---------------------- ---------------------
Institutional Class Shares-
Return Before Taxes                                                        10.82%             10.17%              6.57% (b)
Return After Taxes on Distributions (a)                                     9.38%              8.63%              5.43% (b)
Return After Taxes on Distributions and                                     8.89%              8.23%              5.24% (b)
Sale of Portfolio Shares (a)
------------------------------------------------------------------- ------------------ ---------------------- ---------------------
------------------------------------------------------------------- ------------------ ---------------------- ---------------------
Financial Intermediary Class Shares-                                       10.31%               N/A               15.50% (c)
Return Before Taxes
------------------------------------------------------------------- ------------------ ---------------------- ---------------------
------------------------------------------------------------------- ------------------ ---------------------- ---------------------
Russell 2000 Index (reflects no deduction                                  18.37%             11.39%              5.97% (d)
for fees, expenses or taxes)
------------------------------------------------------------------- ------------------ ---------------------- ---------------------


(a) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns for the Portfolio's Financial Intermediary Class shares will differ from those shown above for Institutional Class shares. The after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs").
(b)      March 13, 2000 (commencement of operations) to December 31, 2006.
(c)      January 9, 2003 (commencement of operations) to December 31, 2006.
(d)      For the period February 29, 2000 to December 31, 2006.

[icon] FEES AND EXPENSES OF THE PORTFOLIO


The tables below describe the fees and expenses you may pay if you buy and hold shares of the Portfolio.


                                Shareholder Fees
                    (fees paid directly from your investment)

------------------------------------------------------- --------------------------------------- ------------------------------------
                                                              Institutional Class                     Financial Intermediary Class
------------------------------------------------------- --------------------------------------- ------------------------------------
------------------------------------------------------- --------------------------------------- ------------------------------------
Sales Charge (Load) Imposed on Purchases                                 None                                    None
------------------------------------------------------- --------------------------------------- ------------------------------------
------------------------------------------------------- --------------------------------------- ------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                      None                                    None
------------------------------------------------------- --------------------------------------- ------------------------------------
------------------------------------------------------- --------------------------------------- ------------------------------------
Redemption Fee*                                                         2.00%                                   2.00%
------------------------------------------------------- --------------------------------------- ------------------------------------

* Proceeds of shares redeemed or exchanged within 60 days of purchase will be subject to a 2% redemption fee. The fee is paid directly to the Portfolio and not to the Portfolio's manager or distributor.


                       Annual Portfolio Operating Expenses
               (expenses that are deducted from Portfolio assets)


---------------------------------------------- --------------------------------- ---------------------------------------
                                                       Institutional Class               Financial Intermediary Class
---------------------------------------------- --------------------------------- ---------------------------------------
Management Fees                                                0.70%                             0.70%
---------------------------------------------- --------------------------------- ---------------------------------------
Distribution and/or Service (12b-1) Fees                        None                             0.25% (a)
---------------------------------------------- --------------------------------- ---------------------------------------
Other Expenses                                                 0.09%                             0.35%
---------------------------------------------- --------------------------------- ---------------------------------------
Total Annual Portfolio Operating Expenses                      0.79%                             1.30%
---------------------------------------------- --------------------------------- ---------------------------------------
Less Contractual Fee Reduction (b)                             N/A                               0.10%
---------------------------------------------- --------------------------------- ---------------------------------------
Net Expenses                                                   0.79%                             1.20%
---------------------------------------------- --------------------------------- ---------------------------------------

(a) The 12b-1 fee shown in the table reflects the amount at which the Board of Directors has currently limited payments under the Portfolio's Financial Intermediary Class Distribution Plan. Pursuant to the Distribution Plan, the Board of Directors may authorize payment of up to 0.40% of average daily net assets without shareholder approval.

(b) Legg Mason Fund Adviser, Inc. ("LMFA") has contractually agreed to waive fees and reimburse other expenses so that Institutional Class and Financial Intermediary Class operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rates of 0.95% and 1.20% of the Portfolio's average daily net assets attributable to Institutional Class and Financial Intermediary Class shares, respectively, until August 1, 2008. The Portfolio has agreed to pay LMFA for waived fees and reimbursed expenses provided that payment does not cause the Institutional Class and Financial Intermediary Class shares annual operating expenses to exceed 0.95% and 1.20%, respectively, of its average net assets and the payment is made within three years after the year in which LMFA earned the fee or incurred the expense.

Example:

This example helps you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in the Portfolio, assuming (1) a 5% return each year, (2) the Portfolio's operating expenses remain the same as shown in the table above (including the effect of the contractual fee waiver, for the specified period), and (3) you redeem all of your shares at the end of the time periods shown.



----------------------------------- ---------------- ---------------- --------------- ----------------
                                        1 Year           3 Years          5 Years         10 Years
----------------------------------- ---------------- ---------------- --------------- ----------------
----------------------------------- ---------------- ---------------- --------------- ----------------
Institutional Class                     $81              $252             $439            $978
----------------------------------- ---------------- ---------------- --------------- ----------------
----------------------------------- ---------------- ---------------- --------------- ----------------
Financial Intermediary Class            $122             $402             $703            $1,559
----------------------------------- ---------------- ---------------- --------------- ----------------

[icon] MANAGEMENT

Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, Maryland 21202, is the Portfolio's manager. LMFA is responsible for the non-investment affairs of the Portfolio, providing office space and administrative staff for the Portfolio and directing all matters related to the operations of the Portfolio. LMFA has been registered as an investment adviser since 1982. For its services during the fiscal year ended March 31, 2007, the Portfolio paid LMFA a fee equal to 0.70% of its average daily net assets (before any waiver or reimbursement).


LMFA has retained Batterymarch, John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116, to serve as investment adviser to the Portfolio. Batterymarch provides investment management services to the Portfolio, including for making investment decisions and placing orders to buy, sell or hold particular securities. Batterymarch, founded in 1969, acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by Batterymarch were approximately $25.7 billion as of March 31, 2007.


A discussion regarding the basis for the Board of Directors' approval of the continuation of the Portfolio's investment management agreement and investment advisory agreement is available in the Portfolio's annual report to shareholders for the period ended March 31, 2007.

LMFA pays the fee of Batterymarch. To the extent LMFA receives a management fee after taking into account its contractual obligation to limit expenses, LMFA will pay Batterymarch a portion of the management fee it receives from the Portfolio. For its services during the fiscal year ended March 31, 2007, LMFA paid Batterymarch a fee equal to 0.63% of the Portfolio's average daily net assets (before any waiver or reimbursement).

Portfolio Management:

Batterymarch uses a team approach to investment management. Members of the team may change from time to time. The U.S. investment team is led by the following co-directors:

o Yu-Nien (Charles) Ko, CFA, is a Co-Director and Senior Portfolio Manager of the Batterymarch U.S. investment team. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and co-director and senior portfolio manager of the U.S. investment team in 2006. Mr. Ko has nine years of investment experience.



o Stephen A. Lanzendorf, CFA, joined Batterymarch in 2006 as a Co-Director and Senior Portfolio Manager of the Batterymarch U.S. investment team. An experienced quantitative strategist, Mr. Lanzendorf was employed at
     Independence Investments LLC from 1994 to 2005 where he most recently served as director of Quantitative Strategies (1999-2005). He is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society. Mr. Lanzendorf has 23 years of investment experience.


Batterymarch believes strongly in a team approach, with portfolio managers working collaboratively and sharing responsibility for investment decisions. The portfolio managers have oversight responsibility for the work done by the quantitative analysts, including factor research, development and testing and portfolio construction algorithms. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review of all trades before execution.

As a risk control measure, portfolio managers review buy/sell decisions prior to execution and have the discretion to modify a trade decision if, in their judgment, a significant market event or mitigating factor has occurred that is not yet reflected in the quantitative data used by Batterymarch's models.

The Portfolio's SAI provides information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Portfolio.

Distributor of the Portfolio's Shares:

Legg Mason Investor Services, LLC ("LMIS"), 100 Light Street, Baltimore, Maryland 21202, distributes the Portfolio's shares. The Portfolio has adopted a Distribution and Shareholder Services Plan under Rule 12b-1 that allows it to pay fees for the sale of Financial Intermediary Class shares and for services provided to Financial Intermediary Class shareholders. The fees are calculated daily and paid monthly. Under the Financial Intermediary Class Plan, the Portfolio pays LMIS, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of shares or administration of plans or programs that use Financial Intermediary Class shares as their funding medium, and may reimburse certain other expenses and payments. On an annual basis, the Plan provides that the Portfolio may pay 12b-1 fees in an amount up to 0.40% of the Portfolio's average daily net assets attributable to Financial Intermediary Class shares subject to the actual amounts to be paid being set by the Board of Directors. The Board of Directors has currently approved payment of 0.25% of the average daily net assets attributable to the Financial Intermediary Class. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Financial Intermediary Class shares and may cost you more than paying other types of sales charges.


The Portfolio's adviser and its affiliates may pay non-affiliated entities and LMIS and affiliates of the adviser, out of their own assets to support the distribution of each share class, and for shareholder servicing. These payments may create an incentive for a dealer (or other financial intermediary) or its representatives to recommend or offer shares of the Portfolio to its customers. Please contact your financial intermediary for details about revenue sharing payments it may receive. You should consult any disclosures made by your financial intermediary at the time of purchase.


Shares of either class may be available through authorized financial intermediaries. For either class, the Portfolio may pay such financial intermediaries for their services out of that class's assets pursuant to the class's distribution plan, if any, or otherwise, as appropriate. These services include sub-accounting and other shareholder services. The Portfolio may pay different financial intermediaries different rates for the sub-accounting and other services they provide when the Portfolio determines that this is in the best interest of the Portfolio and its shareholders. LMIS and its affiliates (including the adviser) may also from time to time, at their own expense, make payments to financial intermediaries that make shares of the Portfolio available to their clients or to other parties in connection with the sale of shares. If investors effect transactions through a broker or agent, investors may be charged a fee by that broker or agent.

Salespersons and others entitled to receive compensation for selling or servicing Portfolio shares may receive more with respect to one class than another.

LMFA, Batterymarch and LMIS are wholly-owned subsidiaries of Legg Mason, Inc., a financial services holding company.

[icon] SHAREHOLDER ELIGIBILITY


The Portfolio generally will not accept new account applications to establish an account where the beneficial owner has a non-U.S. address.


Summarized below are the eligibility requirements for each share class. Once you determine which share class is available to you for investment, you should follow the purchasing instructions beginning on page 12.

You can buy shares directly from the Portfolio by calling Legg Mason Investor Services - Institutional at 1-888-425-6432. You can also buy shares through banks, brokers, dealers, insurance companies, investment advisers, financial consultants, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the Portfolio.

The Portfolio reserves the right to revise the minimum initial investment and other eligibility requirements at any time. In addition, the Portfolio may waive the minimum initial investment requirements in its sole discretion.

Institutional Class and Financial Intermediary Class Shares


For questions regarding your eligibility to invest in Institutional Class or Financial Intermediary Class shares, call 1-888-425-6432 or contact your financial intermediary. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. All requirements regarding initial and subsequent purchases are stated below.


The following classes of investors may purchase Institutional Class shares:

o Institutional investors who make an initial investment of at least $1 million in the Portfolio. Generally, institutional investors are corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, pension and profit-sharing plans, and similar entities.

o Investors who invest in the Portfolio through financial intermediaries that offer their clients Institutional Class shares through investment programs (such as (i) fee-based advisory or brokerage account programs, (ii) employee benefit plans such as 401(k), 457 or 403(b) retirement plans or (iii) college savings vehicles such as 529 plans) authorized by LMIS.

o Employees of the Portfolio's investment adviser and the spouses and children of such employees may purchase Institutional Class shares of the Portfolio. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $100.


The following classes of investors may purchase Financial Intermediary Class shares:

o Institutional investors who make an initial investment of at least $1 million in the Portfolio. Generally, institutional investors are corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, pension and profit-sharing plans, and similar entities.

o Investors who invest in the Portfolio through financial intermediaries that offer their clients Financial Intermediary Class shares through investment programs (such as (i) fee-based advisory or brokerage account programs, (ii) employee benefit plans such as 401(k), 457 or 403(b) retirement plans or (iii) college savings vehicles such as 529 plans) authorized by LMIS.

[icon] HOW TO INVEST

Shareholder Accounts

You have the following options for holding Portfolio shares.

1. You may hold Portfolio shares in a securities brokerage account with a firm that has an agreement with LMIS with respect to the class of shares that you own. At the present time, there are only a small number of securities firms that have agreements of this kind.

2. You may hold Portfolio shares directly with the Portfolio, through its transfer agent. There are no additional fees to you for holding your shares directly with the Portfolio in this manner. You will receive confirmations of transactions from the Portfolio's transfer agent and periodic statements reporting your account activity and share ownership. To assist you in the management of your account you may direct the Portfolio's transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge. You may call the Portfolio at 888-425-6432 regarding holding Portfolio shares directly with the Portfolio.

To obtain an application, please call 1-888-425-6432.

If you invest through a financial intermediary, note that you may purchase shares only in accordance with your financial intermediary's instructions and limitations. Your financial intermediary may have different minimum investment requirements for investments in Institutional Class or Financial Intermediary Class shares than the minimum investment requirements described in this Prospectus.


When you purchase shares of either class, you do not pay any front-end sales charges. However, Financial Intermediary Class shares pay ongoing fees for the distribution of their shares and for services provided to shareholders, which could, over time, cost you more than paying a front-end sales charge. See "Distribution Plan."


Once your account is open, you may use the following methods to purchase additional shares of the Portfolio.



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                                                              Directly With The Portfolio
------------------------------------------------------------------------------------------------------------------------------------
------------------------------ -----------------------------------------------------------------------------------------------------
Wire Transfers                 Wire federal funds to State Street Bank and Trust Company, the Portfolio's custodian.
                               Before wiring federal funds, you must first telephone the Portfolio at 1-888-425-6432 to receive instructions for wire transfer. Please note that the following information will be required when calling: shareholder name; name of the person authorizing the transaction;
                               shareholder account number; name of the Portfolio and class of shares to be purchased; amount being wired; and name of the wiring bank.

                               Funds should be wired through the Federal Reserve System to:

                                         State Street Bank and Trust Company
                                         ABA #011-000-028
                                         DDA #99046096
                                         [Insert name of the Portfolio and class of shares]
                                         [Insert account name and number]

                               The wire should state that the funds are for the purchase of shares of the Portfolio and a specific share class and include the account name and number.
------------------------------ -----------------------------------------------------------------------------------------------------

                                       12


------------------------------ -----------------------------------------------------------------------------------------------------
Contributions of Eligible      Shares may be purchased and paid for by the contribution of eligible portfolio securities, subject
Securities                     in each case to approval by the Portfolio's adviser. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the
                               Portfolio. Investors who wish to purchase Portfolio shares through the contribution of securities should contact the Portfolio at 1-888-425-6432 for instructions.

                               Investors should realize that at the time of contribution they may recognize a gain or loss for tax purposes on securities contributed. The adviser, on behalf of the Portfolio, has full discretion to accept or reject any appropriate securities offered as payment for shares.
                               Securities will not be accepted in payment of Portfolio shares from persons who are affiliated with the Portfolio's adviser or the Portfolio.

                               Securities offered in payment for shares will be valued in the same way and at the same time the
                               Portfolio values its portfolio securities for the purpose of determining net asset value. (See
                               "Calculation of Net Asset Value" below.)
------------------------------ -----------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                       Through Your Financial Intermediary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Your financial intermediary can purchase shares of the Portfolio on your behalf and provide information on other methods available to you for purchasing additional shares. Investments made through your financial intermediary may be subject to transaction fees or other purchase conditions as set by your financial intermediary. You should consult its program literature for further information.
--------------------------------------------------------------------------------


The Portfolio must receive your purchase order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be invested and name of the Portfolio) before the close of regular trading on the New York Stock Exchange ("Exchange"), normally 4:00 p.m., Eastern time, to receive that day's price. Orders received after the close of the Exchange will be processed at the Portfolio's net asset value as of the close of the Exchange on the next day the Exchange is open. Orders received by certain retirement plans and other financial intermediaries before the close of regular trading on the Exchange and communicated to the Portfolio on the following business day, will be processed at the net asset value determined on the day the order was received by the financial intermediary. Certain financial intermediaries may have agreements to purchase shares of the Portfolio, with payment generally to follow the next business day, but no later than three business days after the order is placed. If payment is not received by that time, your order is subject to cancellation and you and the financial intermediary could be held liable for resulting fees or losses. If you invest in the Portfolio through a financial intermediary, it is your financial intermediary's responsibility to transmit your order to the Portfolio in a timely manner.

Any shares purchased or received as a distribution will be credited directly to the investor's account.


The Portfolio may be available for purchase by retirement plans, including 401(k) plans, 457 plans and 403(b) plans. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the Portfolio as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions.


For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Portfolio for execution.

The Portfolio may not be available for sale in certain states. Prospective investors should inquire as to whether the Portfolio is available for sale in their state of residence.

Account Registration Changes:

Changes in registration or account privileges for accounts held directly with the Portfolio must be made in writing. Signature guarantees are required. (See "ACCOUNT POLICIES - Signature Guarantee" below.) All correspondence must include the account number and must be sent to:

         Legg Mason Investor Services - Institutional
         c/o Boston Financial Data Services
         P.O. Box 8037
         Boston, Massachusetts 02206-8037

[icon] HOW TO REDEEM YOUR SHARES

You can redeem your shares through any of the following methods.


------------------------------------------------------------------------------------------------------------------------------------
                                                              Directly With The Portfolio
Redemptions may be initiated by telephone by calling the Portfolio at 1-888-425-6432, but must be confirmed in writing prior to processing.

All requests for redemption should indicate:  1) the number of shares or dollar amount to be redeemed and the investor's shareholder account  number;  2) the investor's name and the names of any co-owners of the account, using exactly the same name or names used in establishing  the account;  3) proof of authorization to request  redemption on behalf of any co-owner of the account  (please contact the Portfolio for further details); and 4) the name, address, and account number to which the redemption payment should be sent.

Payment of  redemption  proceeds  normally will be made by wire one business day after receipt of a redemption request in proper form (meaning that it is complete and contains all necessary information;  for example,  number of shares or  dollar  amount  to be  redeemed  and  name  of  the  Portfolio).  Additional documentation  may be  required from corporations, executors,  partnerships, administrators, trustees or custodians.
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------- -------------------------------------------------------------------------------------------
Mail                                     Send a letter to the Portfolio requesting redemption of your shares to: Legg Mason Investor
                                         Services - Institutional, c/o BFDS, P.O. Box 8037, Boston, Massachusetts 02206-8037.
---------------------------------------- -------------------------------------------------------------------------------------------
---------------------------------------- -------------------------------------------------------------------------------------------
Fax                                      Fax a request for redemption to the Portfolio at 781-796-3326.
---------------------------------------- -------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Through Your Financial Intermediary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Your financial intermediary can redeem shares of the Portfolio on your behalf. Redemptions made through your financial intermediary may be subject to transaction fees or other conditions as set by your financial intermediary. You should consult its program literature for further information.
--------------------------------------------------------------------------------

The Portfolio must receive your redemption order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be redeemed and name of the Portfolio) before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, to receive that day's price. However, orders received by certain retirement plans and other financial intermediaries by the close of regular trading on the Exchange and communicated to the Portfolio on the following business day, will be effected at the net asset value determined on the day the order was received by the financial intermediary. If you invest in the Portfolio through a financial intermediary, it is your financial intermediary's responsibility to transmit your order to the Portfolio in a timely manner.

Additional Information about Redemptions:


The Portfolio's service providers will follow reasonable procedures to ensure the validity of any telephone, electronic or other redemption request, such as requesting identifying information from users or employing identification numbers. The Portfolio and its service providers will not be responsible for any account losses due to fraudulent telephone, electronic or other orders that they reasonably believe to be genuine.


Payment of redemption proceeds of shares that were recently purchased by check or acquired through reinvestment of distributions paid on such shares by the Portfolio may be delayed for up to ten days from the purchase date until the check has cleared.

The Portfolio has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive and may receive securities that are difficult to sell.

Redemption Fee:


The Portfolio is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions affect the Portfolio's investment planning and create additional transaction and other costs. For this reason, the Portfolio imposes a 2% redemption fee on all redemptions, including exchanges, of Portfolio shares redeemed or exchanged within 60 days of the date of their purchase. The fee is deducted from your redemption proceeds. For example, if you request redemptions of $100 of shares subject to a redemption fee, you will receive $98 ($100 redemption proceeds minus $2 redemption fee). The fee will be paid directly to the Portfolio to help offset the costs imposed on it by short-term trading.


The Portfolio will use the "first-in, first-out" method to determine the holding period of shares -- that is, the Portfolio will assume that the oldest shares are redeemed first. The fee will not apply to any shares purchased through reinvestment of dividends or other distributions or through automatic or systematic purchase or redemption plans approved by the Portfolio or an intermediary through which shares of the Portfolio are offered. In qualified retirement accounts invested in the Portfolio, the redemption fee will only apply to participant initiated redemptions associated with exchanges.

         If your shares are held through an intermediary in an omnibus account, the Portfolio relies on the intermediary to assess the redemption fee on underlying shareholder accounts. Certain intermediaries may not apply some or all of the exemptions to the redemption fee policy; therefore, redemptions by persons trading through such intermediaries will be subject to the policies of those intermediaries. If you hold shares through an intermediary, you should check with your respective intermediary to determine which transactions are subject to the redemption fee. LMIS seeks to identify intermediaries maintaining omnibus accounts in the Portfolio, and to ensure their implementation of the Portfolio's redemption fee policy; however, there can be no assurance that LMIS will be successful in identifying all intermediaries or that the intermediaries will properly assess the fee.

[icon] ACCOUNT POLICIES

Calculation of Net Asset Value:


Net asset value per share of each class of shares is determined daily as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate the Portfolio's Institutional Class or Financial Intermediary Class share price, the Portfolio's assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class.

The Portfolio's securities are valued on the basis of market quotations when they are readily available. Where a security is traded on more than one market, which may include foreign markets, the security generally is valued on the market considered by the adviser to be the primary market. When market quotations are not readily available or are considered by the adviser to be unreliable, the Portfolio's securities are valued at fair value as determined under policies approved by the Board of Directors. Fair value methods are necessarily estimates, and the use of fair value prices may cause the net asset value of the Portfolio's shares to differ from the net asset value that would be calculated using other methods of valuation.

The Portfolio's foreign securities are valued as of the close of regular trading on the Exchange using the exchange rate as of 2:00 p.m. Eastern time (the exchange rate is the rate at which the securities are translated from the local currency into U.S. dollars). To the extent that the Portfolio has securities that are primarily listed on foreign exchanges that trade on days when the Portfolio does not price its shares, the net asset value of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.


Signature Guarantee:

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his or her signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered securities dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations, and clearing agencies (each an "Eligible Guarantor Institution"). The Portfolio and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The Portfolio may change the signature guarantee requirements from time to time without prior notice to shareholders.

A signature guarantee may be required for the following situations:

o remitting redemption proceeds to any person, address or bank account not on record.

o making changes to the account registration after the account has been opened.

o transferring shares to an account in another Legg Mason Institutional fund with a different account registration.

Other:

Portfolio shares may not be held in, or transferred to, an account with any firm that does not have an agreement with LMIS or its affiliates.

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the Portfolio to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

The Portfolio reserves the right to:

o    suspend the offering of shares permanently or for a period of time;

o redeem shares if information provided in the application should prove to be incorrect in any manner judged by the Portfolio to be material (i.e., in a manner such as to render the shareholder ineligible to purchase shares of the Portfolio);

o waive the minimum investable assets requirement or the minimum initial investment for certain investors; and

o delay sending out redemption proceeds for up to seven days if, in the judgment of LMFA or Batterymarch, the Portfolio could be adversely affected by immediate payment. The Portfolio may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended.

Frequent Trading of Portfolio Shares:

Frequent trading in the Portfolio's shares increases the Portfolio's administrative costs associated with processing shareholder transactions. In addition, frequent trading may potentially interfere with the efficient management of the Portfolio's portfolio and increase the Portfolio's costs associated with trading the Portfolio's securities. Under certain circumstances, frequent trading may also dilute the returns earned on shares held by the Portfolio's other shareholders. The Portfolio therefore discourages frequent purchases and redemptions by shareholders.

The Portfolio reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason. In particular, the Board of Directors has determined that the Portfolio is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets.


Under the Portfolio's frequent trading policy, the Portfolio reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever the Portfolio detects a pattern of excessive trading. The policy provides that the Portfolio will use its best efforts to restrict a shareholder's trading privileges in the Legg Mason Funds if that shareholder has engaged in four or more "Round Trips" during any rolling 12-month period. However, the Portfolio has the discretion to determine that restricting a shareholder's trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful to the Portfolio. In making such a determination, the Portfolio will consider, among other things, the nature of the shareholder's account, the reason for the frequent trading and the amount of trading. Additionally, the Portfolio has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the Portfolio may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the Portfolio altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the Portfolio.


A "Round Trip" is defined as a purchase (including subscriptions and exchanges) into the Portfolio followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the Portfolio within 30 days of such purchase. Purchases and sales of Portfolio shares pursuant to an automatic investment plan and systematic withdrawal plan are not considered in determining Round Trips.


With respect to accounts where shareholder transactions are processed or records are kept by third-party intermediaries, the Portfolio uses reasonable efforts to monitor such accounts to detect suspicious trading patterns. For any such account that is so identified, the Portfolio will make such further inquiries and take such other actions as shall be considered necessary or appropriate to enforce the Portfolio's frequent trading policy against the shareholder(s) trading through such account and, if necessary, the third-party intermediary (retirement plan administrators, securities broker-dealers, and mutual fund marketplaces) maintaining such account. The Portfolio may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the Portfolio that provide a substantially similar level of protection against excessive trading. Shareholders who own shares of the Portfolio through financial intermediaries should examine any disclosures provided by the intermediaries to determine what restrictions apply to the shareholders.


Although the Portfolio will monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

[icon] SERVICES FOR INVESTORS


If you hold shares through a financial intermediary, you may acquire shares of another Legg Mason fund by an exchange only if your financial intermediary has an agreement with LMIS with respect to the class of shares of the Legg Mason fund that you seek to acquire.


Below is a description of services provided to shareholders who own shares directly with the Portfolio. You should contact your financial intermediary to determine if it offers similar services to those listed below.

Confirmations and Account Statements:

You will receive a confirmation from the Portfolio after each transaction. You will receive account statements monthly.

Systematic Withdrawal Plan:

Certain accounts may be eligible to make systematic withdrawals from the Portfolio. Contact Legg Mason Investor Services - Institutional at 1-888-425-6432 to determine your account's eligibility to participate in the Systematic Withdrawal Plan. Ordinarily, you should not purchase additional shares of the Portfolio when you are a participant in the plan, because there are tax disadvantages associated with such purchases and withdrawals.

Exchange Privilege:


Institutional Class and Financial Intermediary Class shares of the Portfolio may be exchanged for shares of the same class of any other Legg Mason fund (Legg Mason funds do not include the Legg Mason Partners Funds), provided the investor meets the eligibility criteria of that class of that fund. You can request an exchange in writing (including by Fax).


Important Information About Exchanges: In each case, the fund into which you are exchanging must be eligible for sale in your state of residence. Be sure to read the current prospectus for the fund into which you are exchanging.

There is currently no fee for exchanges. An exchange of the Portfolio's shares will be treated as a sale of the shares being redeemed, and any gain on the sale will generally be taxable.

The Portfolio reserves the right to terminate or modify the exchange privilege after at least 60 days' prior written notice to shareholders.

Mailing of Shareholder Communications:

If two or more members of your household are Legg Mason fund shareholders, you may elect to have all account communications for those funds combined in one convenient mailing. If you have previously elected to have your account communications combined, but wish to discontinue this service, please contact the Portfolio by calling 1-888-425-6432 or write to Legg Mason Investor Services
- Institutional, c/o BFDS, P.O. Box 8037, Boston, MA 02206-8037.

[icon] DISTRIBUTIONS AND TAXES

The Portfolio declares and pays dividends from its net investment income, if any, annually.

The Portfolio distributes substantially all of its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) and the excess of net short-term capital gain over net long-term capital loss, if any, after the end of the taxable year in which the gain is realized. A second distribution of such gain(s) may be necessary in some years to avoid imposition of a federal excise tax.


Portfolio dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Portfolio. Dividends from the Portfolio's investment company taxable income (which includes net investment income and the excess of net short-term capital gain over net long-term capital loss, both determined without regard to any deduction for dividends paid) are taxable as ordinary income, except that the part of the dividends that is "qualified dividend income" (i.e., dividends on stock of most U.S. corporations and certain foreign corporations with respect to which the Portfolio satisfies certain holding period, and other restrictions), if any, is subject to a maximum federal income tax rate of 15% for individual shareholders who satisfy those restrictions with respect to their shares on which the Portfolio dividends are paid. Distributions of the Portfolio's net capital gain are taxable as long-term capital gain (also at a maximum 15% rate for individual shareholders), regardless of how long you have held your Portfolio shares. A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.


The sale or exchange of Portfolio shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares. Any capital gain an individual shareholder recognizes on a redemption or exchange through 2010 of his or her Portfolio shares that have been held for more than one year will generally qualify for the 15% maximum federal income tax rate.

As required by law, the Portfolio will withhold 28% of all dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the Portfolio with a valid taxpayer identification number. The Portfolio is also required to withhold 28% of all dividends and capital gain distributions otherwise payable to those shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state, and local tax considerations.

Receiving Your Dividends and Other Distributions:

Contact your financial intermediary to discuss what options are available to you for receiving your dividends and other distributions.

If you own shares directly with the Portfolio, the following conditions apply:

o your dividends and other distributions will be automatically reinvested in the distributing class of shares of the Portfolio, unless you elect to receive dividends and/or other distributions in cash.

o to change your election, you must notify the Portfolio at least ten days before the next distribution is to be paid.

o if the postal or other delivery service is unable to deliver your distribution check, your distribution election will automatically be converted to having all dividends and other distributions reinvested in Portfolio shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

[icon]  PORTFOLIO HOLDINGS DISCLOSURE POLICY


A description of the Portfolio's policies and procedures with respect to the disclosure of its portfolio securities holdings is available in the Portfolio's Statement of Additional Information. The Portfolio's complete holdings are available at http://www.leggmasoninstitutionalfunds.com/pdf/portfolio_holdings/ bfm_small_cap_holdings.pdfapproximately on the next to last business day of the month following each quarter-end, and partial information concerning the Portfolio's holdings (such as top ten holdings) is available on the Legg Mason Funds' website, in fact sheets and other formats, approximately on the 10th business day of the month following each quarter-end. Such information will remain available until the next quarter's holdings are posted.

[icon] FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the

Portfolio's financial performance for the past five years or, for the Financial Intermediary Class, since inception of the Class. Total return represents the rate that an investor would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and other distributions. Certain information reflects financial results for a single Portfolio share. This information has been audited for the fiscal year ending 2007 by the Portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is incorporated by reference into the Portfolio's Statement of Additional Information (see back cover) and is included in the Portfolio's annual report. The information for years presented prior to the fiscal year ended March 31, 2006 was audited by the Portfolio's prior independent registered public accounting firm. The Portfolio's annual report is available upon request by calling toll-free 1-888-425-6432.





Institutional Class:


                                                                          YEARS ENDED MARCH 31,
                                          ----------------------------------------------------------------------------
                                                 2007           2006           2005           2004             2003
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year             $ 12.43        $ 11.61        $ 11.90        $  8.09         $ 10.27
                                          ----------------------------------------------------------------------------
Investment operations:
   Net investment income                           .02 A          .02             .01           .01           .04
   Net realized and unrealized gain/(loss)         .05           2.21             .58          4.05        (2.18)
                                          ----------------------------------------------------------------------------
   Total from investment operations                .07           2.23             .59          4.06        (2.14)
                                          ----------------------------------------------------------------------------
Distributions from:
   Net investment income                          (.01)          (.02)           (.01)         (.02)          (.04)
   Net realized gain on investment               (1.01)         (1.39)           (.87)         (.23)           ---
                                          ----------------------------------------------------------------------------
   Total distributions                           (1.02)         (1.41)           (.88)         (.25)          (.04)
                                          ----------------------------------------------------------------------------
Net asset value, end of year                  $  11.48       $  12.43       $  11.61       $  11.90         $  8.09
                                          ============================================================================
   Total return                                 .88%         20.95%           5.87%          50.52%          (20.87)%
Ratios to Average Net Assets:B
   Total expenses                               .79%           .75%            .76%          .81%              .87%
   Expenses net of waivers, if any              .79%           .75%            .76%          .81%              .87%
   Expenses net of all reductions               .79%           .75%            .76%          .81%              .87%
   Net investment income                        .17%           .16%            .13%          .15%              .59%
Supplemental Data:
   Portfolio turnover rate                     84.7%         152.9%          175.0%        141.1%            119.4%
   Net assets, end of year (in thousands)      $556,288       $962,303       $667,045       $565,130         $209,376

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
A    Computed using average daily shares outstanding.
B Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

Financial Intermediary Class:


                                                                                    YEARS ENDED MARCH 31,
                                             --------------------------------------------------------------------------------------
                                                  2007              2006               2005             2004           2003C
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                $12.32            $11.56             $11.88            $8.09           $8.47
                                             ------------    --------------    ---------------    -------------   -------------
Investment operations:
   Net investment income/ (loss)                   (.02)A            (.04)              (.03)            (.01)            ---  D
   Net realized and unrealized gain/(loss)           .04              2.19                .58             4.03           (.38)
                                             ------------    --------------    ---------------    -------------   -------------
   Total from investment operations                  .02              2.15                .55             4.02           (.38)
                                             ------------    --------------    ---------------    -------------   -------------
Distributions From:
   Net investment income                            ---               ---                ---              --- D        ---
   Net realized gain on investments               (1.01)            (1.39)              (.87)            (.23)         ---
                                             ------------    --------------    ---------------    -------------   -------------
   Total distributions                            (1.01)            (1.39)              (.87)            (.23)        ---
                                             ------------    --------------    ---------------    -------------   -------------
Net asset value, end of year                      $11.33            $12.32             $11.56           $11.88           $8.09
                                             ============    ==============    ===============    =============   =============
   Total return                                     .43%            20.29%              5.42%           50.01%         (4.49)%E
Ratios to Average Net Assets:B
   Total expenses                                  1.30%             1.22%              1.20%            1.06%           1.10%F
   Expenses net of waivers, if any                 1.20%             1.20%              1.20%            1.06%           1.10%F
   Expenses net of all reductions                  1.20%             1.20%              1.20%            1.06%           1.10%F
   Net investment income (loss)                   (.20)%            (.28)%             (.31)%           (.33)%            .14%F
Supplemental Data:
   Portfolio turnover rate                         84.7%            152.9%             175.0%           141.1%          119.4%F
   Net assets, end of year (in thousands)           $673           $11,150            $11,031          $11,286           $688
-----------------------------------------------------------------------------------------------------------------------------------

A    Computed using average daily shares outstanding.
B Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.
C    For the period  January 9, 2003  (commencement  of operations) to March 31,
     2003.
D    Amount represents less than $.01 per share.
E    Not annualized.
F    Annualized.

                       THIS PAGE INTENTIONALLY LEFT BLANK

LEGG MASON FUNDS PRIVACY POLICY



We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment.


From time to time, we may collect a variety of personal information about you, including:

o information we receive from you on applications and forms, via the telephone, and through our websites;

o information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

o    information we receive from consumer reporting agencies.



We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.


With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.



                    [This page is not part of the Prospectus]

BATTERYMARCH U.S. SMALL CAPITILAZATION EQUITY PORTFOLIO

The following additional information about the Portfolio is available upon request and without charge:

Statement of Additional Information (SAI) -The SAI is filed with the SEC and is hereby incorporated by reference into (is considered part of) this Prospectus. The SAI provides further information and additional details about the Portfolio and its policies. The SAI is available free of charge at the Legg Mason Institutional Funds' website listed below.

Annual and Semi-Annual Reports - Additional information about the Portfolio's investments is available in the Portfolio's annual and semi-annual reports to shareholders. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. These reports are available free of charge at the Legg Mason Funds' website listed below.


To request the SAI or any reports to shareholders, or to obtain more information:

                Institutional Class and Financial Intermediary
                              Class Shareholders
                 Legg Mason Investor Services - Institutional
                      c/o Boston Financial Data Services
                                P.O. Box 8037
                          Boston, Massachusetts 02206-8037
                                1-888-425-6432
                         www.lminstitutionalfunds.com


Information about the Portfolio, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Portfolio are available on the EDGAR database on the SEC's Internet site at www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



                                    Investment Company Act File Number: 811-8611

     Global Opportunities Bond Fund

     Managed by Brandywine Global Investment Management, LLC



         INSTITUTIONAL CLASS AND FINANCIAL INTERMEDIARY CLASS PROSPECTUS

                                 August 1, 2007


                                      logo

















As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not passed upon the accuracy or adequacy of this Prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

TABLE OF CONTENTS

About the fund:


            1     Investment objectives and policies

            3     Principal risks

            6     Performance

            7     Fees and expenses of the fund

            9     Distribution plan

            10    Management

About your investment:


            11   Shareholder eligibility

            12   How to invest

            15   How to redeem your shares

            17   Account policies

            20   Services for investors

            21   Distributions and taxes

            23   Portfolio holdings disclosure policy

            24   Financial highlights

            25   Related Performance

[icon] INVESTMENT OBJECTIVES AND POLICIES


This prospectus describes the Global Opportunities Bond Fund ("Global Opportunities" or the "fund"). The fund offers two classes of shares:
Institutional Class and Financial Intermediary Class. Each share class represents an investment in the same portfolio of securities, but is subject to different expenses, different distribution programs and different eligibility requirements for investing. (See "Fees and Expenses of the Fund" beginning on page 8 and "Shareholder Eligibility" beginning on page 12).



GLOBAL OPPORTUNITIES BOND FUND

Investment objective: maximize total return consisting of income and capital appreciation.


Principal investment strategies: The fund will invest its assets primarily in debt and fixed-income securities of domestic and foreign issuers located in developed countries. Any country that has a sovereign debt rating of A or better from at least one nationally recognized statistical rating organization ("NRSRO") at the time of purchase will be considered a developed country. The fund will invest in both investment grade and below investment grade securities, and intends to invest less than 35% of its total assets in below investment grade securities. Fixed-income securities in which the fund may invest include debt securities issued or guaranteed by national governments, their agencies or instrumentalities and political sub-divisions (including inflation index linked securities); debt securities of supra-national organizations such as freely transferable promissory notes, bonds and debentures; corporate debt securities, including freely transferable promissory notes, debentures, bonds (including zero coupon bonds), convertible and non-convertible notes, commercial paper, certificates of deposits, and bankers acceptances issued by industrial, utility, finance, commercial banking or bank holding company organizations; mortgage-backed securities (including collateralized debt obligations), asset-backed securities; emerging markets debt; high yield debt; interest rate swaps; and currency risk management strategies including cross hedges. The fund will invest a maximum of 20% of its total assets in debt securities of issuers located in emerging market countries. Any country that has a sovereign debt rating below A- from at least on NRSRO at the time of purchase will be considered an emerging country. Under normal circumstances, the fund will invest at least 80% of its net assets in debt securities. The fund may invest up to 25% of its net assets in convertible debt securities.

The fund may engage in a variety of transactions using "derivatives" such as futures, options, forward foreign currency transactions and swaps. The fund may invest significantly in derivatives for both hedging and non-hedging purposes, including for purposes of enhancing returns. Although the adviser has the flexibility to make use of derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions.


The adviser follows a value approach to investing and therefore seeks to identify relative value in the global bond markets. The adviser defines as undervalued those markets where real interest rates are high and the currency is undervalued with the potential to appreciate. The adviser will concentrate investments in those undervalued markets where it believes cyclical business conditions as well as secular economic and political trends provide the best opportunity for declining interest rates and a return to lower real rates over time. The adviser believes that such economic conditions provide the best potential to achieve capital appreciation. The fund will normally hold a portfolio of debt securities of issuers located in a minimum of six countries.

The average weighted duration of the fund's portfolio is expected to range from 1 to 10 years but for individual markets may be greater or lesser depending on the adviser's view of the prospects for lower interest rates and the potential for capital gains. Duration is a measure of a bond's or fixed-income portfolio's sensitivity to changes in interest rates. Unlike maturity, which considers only the date on which the final repayment of principal will be made, duration takes account of interim payments made during the life of the security. During periods of falling interest rates a portfolio with a shorter duration will generally not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates rise, a portfolio with a shorter duration will generally outperform longer duration portfolios.


For temporary defensive purposes or pending investment, the fund may invest without limit in cash, U.S. dollar-denominated money market instruments and repurchase agreements. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.


The fund's investment objective and principal investment strategies are non-fundamental and may be changed by Legg Mason Charles Street Trust, Inc.'s Board of Directors ("Board of Directors") without shareholder approval. The fund may not change its policy to invest at least 80% of its net assets plus borrowings for investment purposes in debt securities, without providing shareholders at least 60 days' prior written notice.

[icon] PRINCIPAL RISKS

In General:

There is no assurance that the fund will meet its investment objective; investors could lose money by investing in the fund. As with all mutual funds, an investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Non-Diversification:

The fund is non-diversified. This means that the percentage of its assets invested in the securities of any single issuer is not limited by the Investment Company Act of 1940, as amended. When the fund's assets are invested in the securities of a limited number of issuers or it holds a large portion of its assets in the securities of a few issuers, the value of its shares will be more susceptible to any single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.

Foreign Securities:

Investments in securities of foreign issuers (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in securities of U.S. issuers. The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by foreign tax laws and restrictions on receiving the investment proceeds from a foreign country.

In general, less information is publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign stock markets may be less liquid and less regulated than U.S. stock markets.

Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Some foreign governments have defaulted on principal and interest payments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the fund to pursue its rights against a foreign government in that country's courts.

Emerging Markets:

The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.

Because the fund may invest a significant amount of its total assets in emerging market securities, investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. An investment in any fund that invests in emerging market securities should be considered speculative.

Currency Risk:

Because the fund invests significantly in securities denominated in foreign currencies, the fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled.


The fund may use currency futures, forwards, or options in an attempt to increase returns, or hedge a portion of its currency risk. However, these instruments may not always work as intended, and in specific cases the fund may be worse off than if it had not used a hedging instrument.


Fixed-Income Securities:

Interest Rate Risk -

Debt securities are subject to interest rate risk, which is the possibility that the rates of interest income generated by the fund's fixed-income investments may decline due to a decrease in market interest rates and the market prices of the fund's fixed-income investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater the effect on its value when rates increase.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions generally reduce the effect of market interest rates on the value of the security, but mean that declines in market interest rates are reflected more quickly in the fund's holdings than they would be if the fund held fixed rate securities. However, some securities do not track the underlying index directly but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Credit Risk -

Debt securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the NRSROs issuing them and are not absolute guarantees as to quality.

Debt securities rated BBB/Baa or better, and unrated securities considered by the adviser to be of equivalent quality, are considered investment grade. Debt securities rated below BBB/Baa, commonly known as "junk bonds," which the fund may purchase from time to time, are deemed by the NRSROs to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities.

Securities rated below BBB/Baa may be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price for purposes of valuing shares of the fund. Moody's considers debt securities rated in the lowest investment grade category (Baa) to have speculative characteristics.

Call Risk -

Many fixed-income securities, including lower-rated securities and especially those issued at high interest rates and with longer maturities, provide that the issuer may repay them early. Issuers often exercise this right when prevailing interest rates are lower than the interest rate of the security. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the fund most likely would have to reinvest the proceeds of the payoff at current yields, which would be lower than those paid by the security that was paid off.

Derivative Risk:


Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges or in individually negotiated transactions with other parties (these are known as "over the counter" derivatives).


Derivatives involve special risks and costs and may result in losses to the fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the fund will depend on the adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the fund. The fund's use of derivatives may also increase the amount of its income or gain, which would result in higher taxes payable by shareholders when that income or gain is distributed to them.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions. In fact, many over-the-counter instruments will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to the fund.

Swap agreements will tend to shift the fund's investment exposure from one type of investment to another. For example, if the fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. As another example, if the fund agrees to exchange fixed-rate payments for variable-rate payments, the swap agreement would tend to decrease the fund's exposure to market interest rates on the value of the security.

[icon] PERFORMANCE


The fund commenced operations on November 1, 2006. As such, on the date of this Prospectus, the fund does not yet have a full calendar year of performance information to report. The adviser manages other accounts with investment objectives, policies and strategies that are substantially similar in all material respects to the fund. Please see "Related Performance" for information on the performance of the similar accounts managed by the adviser.

[icon] FEES AND EXPENSES OF THE FUND


The tables below describe the fees and expenses you may pay if you buy and hold shares of the fund.


------------------------------------------------------------------------------------------------------------------------------------
                                                                      Shareholder Fees
                                                         (fees paid directly from your investment)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------ -------------------------------- --------------------------------------
                                                                   Institutional Class                 Financial Intermediary Class
------------------------------------------------------------ -------------------------------- --------------------------------------
Sales Charge (Load) Imposed on Purchases                                  None                                     None
------------------------------------------------------------ -------------------------------- --------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                       None                                     None
------------------------------------------------------------ -------------------------------- --------------------------------------
Redemption Fee*                                                           2.00%                                   2.00%
------------------------------------------------------------ -------------------------------- --------------------------------------

* Proceeds of shares redeemed within 60 days of purchase will be subject to a 2.00% redemption fee. The fee is paid directly to the fund and not to the fund's manager or distributor.



----------------------------------------------------------------------------------------------------------------------------------
                                                           Annual Fund Operating Expenses
                                                   (expenses that are deducted from fund assets)
----------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------- -------------------------------- -----------------------------------------------
                                                        Institutional Class                 Financial Intermediary Class
------------------------------------------------- -------------------------------- -----------------------------------------------
Management Fees                                                0.50%                                   0.50%
------------------------------------------------- -------------------------------- -----------------------------------------------
Distribution and/or Service (12b-1) Fees                       None                                   0.25%(a)
------------------------------------------------- -------------------------------- -----------------------------------------------
Other Expenses(b)                                              1.08%                                   1.08%
------------------------------------------------- -------------------------------- -----------------------------------------------
Total Annual Fund Operating Expenses                           1.58%                                   1.83%
------------------------------------------------- -------------------------------- -----------------------------------------------
Less Contractual Fee Reduction(c)                             (0.93%)                                 (0.93%)
------------------------------------------------- -------------------------------- -----------------------------------------------
Net Expenses                                                   0.65%                                   0.90%
------------------------------------------------- -------------------------------- -----------------------------------------------

(a) The 12b-1 fee shown in the table reflects the amount to which the Board of Directors have currently limited payments under the fund's Financial Intermediary Class Distribution Plan. Pursuant to the Distribution Plan, the Board of Directors may authorize payment of up to 0.40% of average net assets without shareholder approval.

(b)  "Other expenses" are estimated for the current fiscal year.

(c) The fund's manager has contractually agreed to waive fees and reimburse other expenses so that Institutional Class and Financial Intermediary Class operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rates of 0.65% and 0.90% of the fund's average daily net assets attributable to Institutional Class and Financial Intermediary Class shares, respectively, until July 31, 2008. The fund has agreed to pay the manager for waived fees and reimbursed expenses provided that payment does not cause the Institutional Class and Financial Intermediary Class shares annual operating expenses to exceed the aforementioned rates and the payment is made within three years after the year in which the manager earned the fee or incurred the expense.

Example:


This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in the fund, assuming (1) a 5% return each year, (2) Institutional Class's or Financial Intermediary Class's operating expenses remain the same as shown in the table above (including the effect of the contractual fee waivers, for the specified period), and (3) you redeem all of your shares at the end of the time periods shown.


-------------------------------------- ------------------ -------------------
                                            1 Year             3 Years
-------------------------------------- ------------------ -------------------
Institutional Class                           $66                $408
-------------------------------------- ------------------ -------------------
Financial Intermediary Class                  $92                $485
-------------------------------------- ------------------ -------------------

[icon] DISTRIBUTION PLAN

Distributor of the Fund's Shares:

Legg Mason Investor Services, LLC ("LMIS"), 100 Light Street, Baltimore, Maryland 21202, distributes the fund's shares.

The fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 ("1940 Act") with respect to its Financial Intermediary Class shares that allows it to pay fees for the sale of its shares and for services provided to the shareholders of that particular class. These fees are calculated daily and paid monthly. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For Financial Intermediary Class shares under the plan, the fund is authorized to pay LMIS an annual 12b-1 fee in an amount up to 0.40% of the fund's average daily net assets attributable to Financial Intermediary Class shares. The Board of Directors has currently approved payment of 0.25% of the fund's average daily net assets attributable to Financial Intermediary Class under the plan.


Other Compensation to Dealers:


The adviser and its affiliates may pay other entities, including LMIS and affiliates of the adviser, out of their own assets to support the distribution of each share class, and for shareholder servicing. These payments may create an incentive for a dealer (or other financial intermediary) or its representatives to recommend or offer shares of the fund to its customers. Please contact your financial intermediary for details about revenue sharing payments it may receive. You should also consult any disclosures made by your financial intermediary at the time of purchase.


Shares of either class may be available through authorized financial intermediaries. For either class, the fund may pay such financial intermediaries for their services out of that class's assets pursuant to the class's distribution plan, if any, or otherwise, as appropriate. These services include sub-accounting and other shareholder services. The fund may pay different financial intermediaries different rates for the sub-accounting and other services they provide when the fund determines that this is in the best interest of the fund and its shareholders. LMIS and its affiliates (including the adviser) may also from time to time, at their own expense, make payments to financial intermediaries that make shares of the fund available to their clients or to other parties in connection with the sale of shares. If investors effect transactions through a broker or agent, investors may be charged a fee by that broker or agent.

Salespersons and others entitled to receive compensation for selling or servicing fund shares may receive more with respect to one class than another.

[icon] MANAGEMENT


Manager and Adviser:

Legg Mason Fund Adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, is the fund's manager. As manager, LMFA is responsible for the business and affairs of the fund, providing office space and administrative staff for the fund and directing all matters related to the operation of the fund. LMFA has been registered as an investment adviser since 1982. For its services, the fund pays LMFA 0.50% of its average daily net assets (net of any fee waivers).


LMFA has retained Brandywine Global Investment Management, LLC ("Brandywine Global"), 2929 Arch Street, Philadelphia, Pennsylvania 19104, as investment adviser to the fund. Brandywine Global provides investment management services to the fund, which includes making investment decisions to buy, sell or hold a particular security. Brandywine Global acts as adviser or sub-adviser to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to investment company portfolios. Aggregate assets under management of Brandywine Global were approximately $42.3 billion as of March 31, 2007. For its services, LMFA pays Brandywine Global a fee equal to 0.45% of the fund's average daily net assets (net of any fee waivers by LMFA).

A discussion regarding the basis for the Board of Directors' approval of the fund's management agreement and investment advisory agreement is available in the fund's annual report to shareholders for the period ended March 31, 2007.


LMFA, Brandywine Global and LMIS are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.


Portfolio Management:

Stephen S. Smith and David F. Hoffman, CFA are the fund's portfolio managers and are responsible for the day-to-day management of the fund. Mr. Smith is an Executive Vice President of Brandywine Global and has been employed at Brandywine Global since 1992. Mr. Hoffman is a Managing Director of Brandywine Global and has been employed at Brandywine Global since 1995.

The  Statement  of  Additional   Information  provides  information  about  each
portfolio manager's compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

[icon] SHAREHOLDER ELIGIBILITY




The fund generally will not accept new account applications to establish an account where the beneficial owner has a non-U.S. address.


Summarized below are the eligibility requirements for each share class. Once you determine which share class is available to you for investment, you should follow the purchasing instructions beginning on page 13.


You can buy shares directly from the fund by calling Legg Mason Investor Services - Institutional at 1-877-515-3863. You can also buy shares through banks, brokers, dealers, insurance companies, investment advisers, financial consultants, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund.


The fund reserves the right to revise the minimum initial investment and other eligibility requirements at any time. In addition, the fund may waive the minimum initial investment requirements in its sole discretion.

Institutional Class and Financial Intermediary Class Shares


For questions regarding your eligibility to invest in Institutional Class or Financial Intermediary Class shares, call 1-877-515-3863 or contact your financial intermediary. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. All requirements regarding initial and subsequent purchases are stated below.


The following classes of investors may purchase Institutional Class shares:

o Institutional investors who make an initial investment of at least $1 million in the fund. Generally, institutional investors are corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, pension and profit-sharing plans, and similar entities.

o Investors who invest in the fund through financial intermediaries that offer their clients Institutional Class shares through investment programs (such as (i) fee-based advisory or brokerage account programs, (ii) employee benefit plans such as 401(k), 457 or 403(b) retirement plans or (iii) college savings vehicles such as 529 plans) authorized by LMIS.


o Employees of the fund's investment adviser and the spouses and children of such employees may purchase Institutional Class shares of the fund. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $100.


The following classes of investors may purchase Financial Intermediary Class shares:

o Institutional investors who make an initial investment of at least $1 million in the fund. Generally, institutional investors are corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, pension and profit-sharing plans, and similar entities.

o Investors who invest in the fund through financial intermediaries that offer their clients Financial Intermediary Class shares through investment programs (such as (i) fee-based advisory or brokerage account programs, (ii) employee benefit plans such as 401(k) or 403(b) retirement plans or (iii) college savings vehicles such as 529 plans) authorized by LMIS.

[icon] HOW TO INVEST


Shareholder Accounts

You have the following options for holding fund shares.

1. You may hold fund shares in a securities brokerage account with a firm that has an agreement with LMIS with respect to the class of shares that you own. At the present time, there are only a small number of securities firms that have agreements of this kind.


2. You may hold fund shares directly with the fund, through its transfer agent. There are no additional fees to you for holding your shares directly with the fund in this manner. You will receive confirmations of transactions from the fund's transfer agent and periodic statements reporting your account activity and share ownership. To assist you in the management of your account you may direct the fund's transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge. You may call the fund at 877-515-3863 regarding holding fund shares directly with the fund.



To obtain an application, please call 1-877-515-3863.

If you invest through a financial intermediary, note that you may purchase shares only in accordance with your financial intermediary's instructions and limitations. Your financial intermediary may have different minimum investment requirements for investments in Institutional Class or Financial Intermediary Class shares than the minimum investment requirements described in this Prospectus.


When you purchase shares of either class, you do not pay any front-end sales charges. However, Financial Intermediary Class shares pay ongoing fees for the distribution of their shares and for services provided to shareholders, which could, over time, cost you more than paying a front-end sales charge. See "Distribution Plan."

Once your account is open, you may use the following methods to purchase additional shares of the fund.


------------------------------------------------------------------------------------------------------------------------------------
                                                                 Directly With The Fund
------------------------------------------------------------------------------------------------------------------------------------
----------------------------- ------------------------------------------------------------------------------------------------------
Wire Transfers                Wire federal funds to State Street Bank and Trust Company, the fund's custodian. Before wiring federal funds, you must first telephone the fund at 1-877-515-3863 to receive instructions for wire transfer. Please note that the following information will be required when calling:
                              shareholder name; name of the person authorizing the transaction; shareholder account number; name of the fund and class of shares to be purchased; amount being wired; and name of the wiring bank.

                              Funds should be wired through the Federal Reserve System to:

                                        State Street Bank and Trust Company
                                        ABA #011-000-028
                                        DDA #99046096
                                        [Insert name of fund and class of shares]
                                        [Insert account name and number]

                              The wire should state that the funds are for the purchase of shares of a specific fund and share class and include the account name and number.
----------------------------- ------------------------------------------------------------------------------------------------------
----------------------------- ------------------------------------------------------------------------------------------------------
Contributions of Eligible     Shares may be purchased and paid for by the contribution of eligible portfolio securities, subject in
Securities                    each case to approval by the fund's adviser. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the fund.
                              Investors who wish to purchase fund shares through the contribution of securities should contact the fund at 1-877-515-3863 for instructions.

                              Investors should realize that at the time of contribution they may recognize a gain or loss for tax purposes on securities contributed. The adviser, on behalf of the fund, has full discretion to accept or reject any appropriate securities offered as payment for shares.
                              Securities will not be accepted in payment of fund shares from persons who are affiliated with the fund's adviser or the fund.

                              Securities offered in payment for shares will be valued in the same way and at the same time the fund values its portfolio securities for the purpose of determining net asset value. (See
                              "Calculation of Net Asset Value" below.)
----------------------------- ------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                       Through Your Financial Intermediary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Your financial intermediary can purchase shares of the fund on your behalf and provide information on other methods available to you for purchasing additional shares. Investments made through your financial intermediary may be subject to transaction fees or other purchase conditions as set by your financial intermediary. You should consult its program literature for further information.
--------------------------------------------------------------------------------


The fund must receive your purchase order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be invested and name of the fund) before the close of regular trading on the New York Stock Exchange ("Exchange"), normally 4:00 p.m., Eastern time, to receive that day's price. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open. Orders received by certain retirement plans and other financial intermediaries before the close of regular trading on the Exchange and communicated to the fund on the following business day, will be processed at the net asset value determined on the day the order was received by the financial intermediary. Certain financial intermediaries may have agreements to purchase shares of the fund with payment generally to follow the next business day, but no later than three business days after the order is placed. If payment is not received by that time, your order is subject to cancellation and you and the financial intermediary could be held liable for resulting fees or losses. If you invest in the fund through a financial intermediary, it is your financial intermediary's responsibility to transmit your order to the fund in a timely manner.

Any shares purchased or received as a distribution will be credited directly to the investor's account.

The fund may be available for purchase by retirement plans, including 401(k) plans, 457 plans and 403(b) plans. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions.


For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the fund for execution.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

Account Registration Changes:

Changes in registration or account privileges for accounts held directly with the fund must be made in writing. Signature guarantees are required. (See "Account Policies - Signature Guarantee" below.) All correspondence must include the account number and must be sent to:

         Legg Mason Investor Services - Institutional
         c/o Boston Financial Data Services
         P.O. Box 8037
         Boston, Massachusetts 02206-8037

[icon] HOW TO REDEEM YOUR SHARES

You can redeem your shares through any of the following methods.

------------------------------------------------------------------------------------------------------------------------------------
                                                               Directly With The Fund


Redemptions may be initiated by telephone by calling the fund at 1-877-515-3863, but must be confirmed in writing prior to processing.


All requests for redemption  should indicate:  1) the number of shares or dollar amount to be redeemed and the  investor's shareholder  account  number;  2) the investor's name and the names of any co-owners of the account, using exactly the same name or names used in establishing  the account;  3) proof of authorization to request  redemption on behalf of any co-owner of the account  (please contact the fund for further details);  and 4) the name, address,  and account number to which the redemption payment should be sent.

Payment of  redemption  proceeds  normally will be made by wire one business day after  receipt  of a  redemption  request in proper form  (meaning  that it is complete and contains all necessary information;  for example,  number of shares or dollar amount to be redeemed and name of the fund). Additional  documentation may be required from corporations, executors, partnerships,  administrators, trustees or custodians.
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------- -------------------------------------------------------------------------------------------
Mail                                     Send a letter to the fund requesting redemption of your shares to: Legg Mason Investor
                                         Services - Institutional, c/o Boston Financial Data Services, P.O. Box 8037, Boston,
                                         Massachusetts 02206-8037.
---------------------------------------- -------------------------------------------------------------------------------------------
Fax                                      Fax a request for redemption to the fund at 781-796-3326.
---------------------------------------- -------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Through Your Financial Intermediary
--------------------------------------------------------------------------------
Your financial intermediary can redeem shares of the fund on your behalf. Redemptions made through your financial intermediary may be subject to transaction fees or other conditions as set by your financial intermediary. You should consult its program literature for further information.
--------------------------------------------------------------------------------

The fund must receive your redemption order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be redeemed and name of the fund) before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, to receive that day's price. However, orders received by certain retirement plans and other financial intermediaries by the close of regular trading on the Exchange and communicated to the fund on the following business day, will be effected at the net asset value determined on the day the order was received by the financial intermediary. If you invest in the fund through a financial intermediary, it is your financial intermediary's responsibility to transmit your order to the fund in a timely manner.

Additional Information about Redemptions:
The fund's service providers will follow reasonable procedures to ensure the validity of any telephone or wire redemption request, such as requesting identifying information or employing identification numbers. The fund and its service providers will not be responsible for any account losses due to fraudulent telephone or wire orders that they reasonably believe to be genuine.

Payment of redemption proceeds of shares that were recently purchased by check or acquired through reinvestment of distributions paid on such shares by the fund may be delayed for up to ten days from the purchase date until the check has cleared.

The fund has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive and may receive securities that are difficult to sell.

Redemption Fee:

This fund is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions affect the fund's investment planning and create additional transaction and other costs. For this reason, the fund imposes a 2% redemption fee on all redemptions of fund shares redeemed within 60 days of the date of their purchase. The fee will be paid directly to the fund to help offset the costs imposed on them by short-term trading in foreign and emerging markets.

The fund will use the "first-in, first-out" method to determine the holding period of shares -- that is, the fund will assume that the oldest shares are redeemed first. The fee will not apply to any shares purchased through reinvestment of dividends or other distributions, or to systematic plan transactions. In qualified retirement accounts invested in the fund, the redemption fee will only apply to participant initiated redemptions associated with exchanges.

If your shares are held through an intermediary in an omnibus account, the fund relies on the intermediary to assess the redemption fee on underlying shareholder accounts. Certain intermediaries may not apply some or all of the exemptions to the redemption fee policy; therefore, redemptions by persons trading through such intermediaries will be subject to the policies of those intermediaries. If you hold shares through an intermediary, you should check with your respective intermediary to determine which transactions are subject to the redemption fee. LMIS seeks to identify intermediaries maintaining omnibus accounts in the fund, and to ensure their implementation of the fund's redemption fee policy; however, there can be no assurance that LMIS will be successful in identifying all intermediaries or that the intermediaries will properly assess the fee.

[icon] ACCOUNT POLICIES

Calculation of Net Asset Value:

Net asset value per share of each class of shares is determined daily as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate the fund's Institutional Class or Financial Intermediary Class share price, the fund's assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class.


The fund's securities are valued on the basis of market quotations when they are readily available. Where a security is traded on more than one market, which may include foreign markets, the security generally is valued on the market considered by the adviser to be the primary market. When market quotations are not readily available or are considered by the adviser to be unreliable, the fund's securities are valued at fair value as determined under policies approved by the Board of Directors. Fair value methods are necessarily estimates, and the use of fair value prices may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated using other methods of valuation.

Most securities held by the fund are valued on the basis of valuations furnished by an independent service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data.

The fund's foreign securities are valued as of the close of regular trading on the Exchange using the exchange rate as of 2:00 p.m. Eastern time (the exchange rate is the rate at which the securities are translated from the local currency into U.S. dollars).


To the extent that the fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when the fund does not price its shares, the net asset value of the fund may change on days when shareholders will not be able to purchase or redeem the fund's shares.

With respect to securities which trade primarily on securities exchanges in time zones different from the United States, the fund may use the fair value of a security when the adviser determines that a significant event has occurred after the close of the foreign exchange or market, but before the close of the Exchange, that materially affects the integrity of the closing prices for any security or securities affected by that event so that they cannot be considered "readily available" market quotations. Fair value methods are necessarily estimates, and the use of fair value prices may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated using other methods of valuation.

Signature Guarantee:

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his or her signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered securities dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations, and clearing agencies (each an "Eligible Guarantor Institution"). The fund and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.


A signature guarantee may be required for the following situations:

o remitting redemption proceeds to any person, address or bank account not on record.

o making changes to the account registration after the account has been opened.


Other:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with LMIS or its affiliates.

The fund will not accept cash, money orders, traveler's checks, or credit card convenience checks. Third-party checks will not be accepted unless they are from another financial institution made for the purpose of transfer or rollover. The fund will accept non-retirement checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

The fund reserves the right to:

o    suspend the offering of shares permanently or for a period of time;

o    change its minimum investment amounts;

o redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (i.e., in a manner such as to render the shareholder ineligible to purchase shares of that class); and

o delay sending out redemption proceeds for up to seven days if, in the judgment of the adviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended.

Frequent Trading of Fund Shares:

Frequent trading in the fund's shares increases the fund's administrative costs associated with processing shareholder transactions. In addition, frequent trading may potentially interfere with the efficient management of the fund's portfolio and increase the fund's costs associated with trading the fund's portfolio securities. Under certain circumstances, frequent trading may also dilute the returns earned on shares held by the fund's other shareholders. The fund therefore discourages frequent purchases and redemptions by shareholders.

The fund reserves the right to refuse any client or reject any purchase order for shares for any reason. In particular, the Board of Directors has determined that the fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets.

Under the fund's frequent trading policy, the fund reserves the right to restrict or reject purchases of shares without prior notice whenever the fund detects a pattern of excessive trading. The policy provides that the fund will use its best efforts to restrict a shareholder's trading privileges in the Legg Mason Funds if that shareholder has engaged in four or more "Round Trips" during any rolling 12-month period. However, the fund has the discretion to determine that restricting a shareholder's trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful to the fund. In making such a determination, the fund will consider, among other things, the nature of the shareholder's account, the reason for the frequent trading, the amount of trading and the particular fund in which the trading has occurred. Additionally, the fund has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the fund may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund.

A "Round Trip" is defined as a purchase (including subscriptions) into the fund followed by a sale (including redemptions) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of the fund's shares pursuant to automatic investment arrangements and Systematic Withdrawal Plan are not considered in determining Round Trips.


With respect to accounts where shareholder transactions are processed or records are kept by third-party intermediaries, the fund uses reasonable efforts to monitor such accounts to detect suspicious trading patterns. For any such account that is so identified, the fund will make such further inquiries and take such other actions as shall be considered necessary or appropriate to enforce the fund's frequent trading policy against the shareholder(s) trading through such account and, if necessary, the third-party intermediary (retirement plan administrators, securities broker-dealers, and mutual fund marketplaces) maintaining such account. The fund may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the fund that provide a substantially similar level of protection against excessive trading. Shareholders who own shares of the fund through financial intermediaries should examine any disclosures provided by the intermediaries to determine what restrictions apply to the shareholders.



Although the fund will monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

[icon] SERVICES FOR INVESTORS


If you hold shares through a financial intermediary, you may acquire shares of another Legg Mason fund only if your financial intermediary has an agreement with LMIS with respect to the class of shares of the Legg Mason fund that you seek to acquire.


Below is a description of services provided to shareholders who own shares directly with the fund. You should contact your financial intermediary to determine if it offers similar services to those listed below.

Confirmations and Account Statements:

You will receive a confirmation from the fund after each transaction. You will receive account statements monthly.

Systematic Withdrawal Plan:


Certain accounts may be eligible to make systematic withdrawals from the fund. Contact Legg Mason Investor Services - Institutional at 1-877-515-3863 to determine your account's eligibility to participate in the Systematic Withdrawal Plan. Ordinarily, you should not purchase additional shares of the fund when you are a participant in the plan, because there are tax disadvantages associated with such purchases and withdrawals.


Mailing of Shareholder Communications:


If two or more members of your household are Legg Mason fund shareholders, you may elect to have all account communications for those funds combined in one convenient mailing. If you have previously elected to have your account communications combined, but wish to discontinue this service, please contact the fund by calling 1-877-515-3863 or write to Legg Mason Investor Services - Institutional, c/o BFDS, P.O. Box 8037, Boston, MA 02206-8037.

[icon] DISTRIBUTIONS AND TAXES


The fund declares and pays dividends from any net investment income monthly.

The fund distributes substantially all its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), the excess of net short-term capital gain over net long-term capital loss, and net realized gains from foreign currency transactions, if any, after the end of the taxable year in which the gain is realized. A second distribution of such gains(s) may be necessary in some years to avoid imposition of a federal excise tax.


Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the fund. Dividends from the fund's investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) are taxable as ordinary income, except that the part of the dividends that is "qualified dividend income" (i.e., dividends on stock of most U.S. corporations and certain foreign corporations with respect to which the fund satisfies certain holding period, and other restrictions), if any, is subject to a maximum federal income tax rate of 15% for individual shareholders who satisfy those restrictions with respect to their shares on which the fund dividends are paid; it is not expected that a significant part of any fund's dividends will so qualify. Distributions of the fund's net capital gain are taxable as long-term capital gain (also at a maximum 15% rate for individual shareholders), regardless of how long you have held your fund shares. A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.


The sale of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares. Any capital gain an individual shareholder recognizes on a redemption through 2010 of his or her fund shares that have been held for more than one year will generally qualify for the 15% maximum federal income tax rate.

The fund's dividend and interest income on, and gains it realizes from disposition of, foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions.

As required by law, the fund will withhold 28% of all dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. The fund is also required to withhold 28% of all dividends and capital gain distributions otherwise payable to those shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

Receiving Your Dividends and Other Distributions:

Contact your financial intermediary to discuss what options are available to you for receiving your dividends and other distributions.

If you own shares directly with the fund the following conditions apply:

o your dividends and other distributions will be automatically reinvested in the distributing class of shares of the fund unless you elect to receive dividends and/or other distributions in cash.

o to change your election, you must notify the fund at least ten days before the next distribution is to be paid.

o if the postal or other delivery service is unable to deliver your distribution check, your distribution election will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

[icon]  PORTFOLIO HOLDINGS DISCLOSURE POLICY



         A description of the fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the fund's Statement of Additional Information. The fund's complete portfolio holdings are available at http://investorservices.leggmason.com/pub/pageserv/bwgobf approximately on the next to last business day of the month following each quarter-end, and partial information concerning the fund's portfolio holdings (such as top ten holdings) is available on the fund's website, in fact sheets and other formats, approximately on the 10th business day of the month following each quarter-end. Such information will remain available until the next quarter's holdings are posted.

[icon] FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the fund's Institutional Class financial performance since inception of the class. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. Financial Intermediary Class shares of the fund have not yet commenced operations as of the date of the Prospectus, and therefore have no financial highlights to report. Certain information reflects financial results for a single fund share. This information has been audited for the fiscal year ending 2007 by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is incorporated by reference into the fund's Statement of Additional Information (see back cover) and is included in the fund's annual report. The fund's annual report is available upon request by calling toll-free 1-877-515-3863.


Global Opportunities Bond Fund
Institutional Class:

                                                      PERIOD ENDED
                                                     MARCH 31, 2007 A
---------------------------------------------------------------------
Net asset value, beginning of period                       $10.00
                                                  -------------------
Investment operations:
   Net investment income                                      .18B
   Net realized and unrealized loss                         (.08)
                                                  ----------------
   Total from investment operation                            .10
                                                  ----------------
Distributions from:
   Net investment income                                    (.17)
                                                  ----------------
   Total distributions                                      (.17)
                                                  -------------------
Net asset value, end of period                              $9.93
                                                  -------------------
Total return                                                1.01%C
Ratios to Average Net Assets:D
   Total expenses                                           1.58%E
   Expenses net of waivers, if any                           .65%E
   Expenses net of all reductions                            .65%E
   Net investment income                                    4.34%E
Supplemental Data:
   Portfolio turnover rate                                  25.7%C
   Net assets, end of period (in thousands)               $92,555
---------------------------------------------------------------------

A    For the period November 1, 2006 (commencement of operations) to March 31,
     2007.
B    Computed using average daily shares outstanding.
C    Not annualized.
D Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.
E    Annualized.

[icon] RELATED PERFORMANCE

Performance of Related Funds and Accounts


The fund commenced operations on November 1, 2006. As such, as of the date of this Prospectus, the fund does not yet have a full calendar year of performance information to report. Brandywine Global manages other funds and separate accounts with investment objectives, policies and strategies that are substantially similar to the fund. Below you will find information about the prior performance of the funds and separately managed accounts comprising the Global Opportunistic Fixed Income Composite ("Composite"). The Composite includes all fully discretionary, fee-paying, actively managed Global Fixed Income accounts with a minimum market value of $3 million with flexible country, yield and/or credit quality mandates and which are managed with strategies substantially similar to those used in managing the fund. The separate accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code which, if applicable, may have adversely affected the performance result of the Composite.

The performance of the Composite does not represent the past performance of the fund and is not an indication of the future performance of the fund. You should not assume that the fund will have the same performance as the Composite. The performance of the fund may be better or worse than the performance of the Composite due to, among other things, differences in portfolio holdings, sales charges, expenses, asset sizes, and cash flows between the fund and the funds and separate accounts in the Composite. The separate accounts in the Composite generally have lower expenses and are sold through different distribution channels than the fund. The higher expenses of the fund compared to the separate accounts in the Composite will tend to reduce the performance of the fund compared to the performance of the Composite.


The following information illustrates the changes in the "gross" and "net" performance of the Composite from year to year, and compares them to the performance of a market index over various periods of time "Gross" performance is calculated after the deduction of trading commissions. "Net" performance is calculated from gross returns after quarterly deducting the highest investment advisory fee charged to accounts in the composite (0.55% per annum).

GLOBAL OPPORTUNISTIC FIXED INCOME COMPOSITE



THIS PERFORMANCE IS NOT THE PAST OR FUTURE PERFORMANCE OF THE FUND

                      CALENDAR YEAR TOTAL RETURNS (GROSS):



   1998         1999       2000        2001       2002        2003        2004       2005       2006

  13.51%      (6.46)%      9.43%      0.03%      27.01%      27.30%      14.27%    (0.72)%     8.59%



------------------------- ------------------------------ --------------------
                               Quarter Ended                Total Return
------------------------- ------------------------------ --------------------
------------------------- ------------------------------ --------------------
Best quarter                   June 30, 2002                   12.00%
------------------------- ------------------------------ --------------------
------------------------- ------------------------------ --------------------
Worst quarter                  March 31, 2001                 (3.34)%
------------------------- ------------------------------ --------------------


                       CALENDAR YEAR TOTAL RETURNS (NET):



    1998          1999        2000          2001        2002         2003         2004        2005      2006

   12.86%       (6.97)%       8.84%       (0.51)%      26.31%       26.61%       13.64%     (1.26)%     7.99%


---------------------- --------------------------- -----------------------------
                             Quarter Ended                  Total Return
---------------------- --------------------------- -----------------------------
---------------------- --------------------------- -----------------------------
Best quarter                 June 30, 2002                     11.85%
---------------------- --------------------------- -----------------------------
---------------------- --------------------------- -----------------------------
Worst quarter                March 31, 2001                   (3.47)%
---------------------- --------------------------- -----------------------------

Annualized Total Returns as of December 31, 2006:



Global Opportunistic Fixed Income Composite***                                  1 Year          5 Years          Since Inception
                                                                                                               (1/1/1998)
----------------------------------------------------------------------------- --------------- ---------------- ------------------
----------------------------------------------------------------------------- --------------- ---------------- ------------------
Gross Returns Before Taxes                                                        8.59%           14.78%             9.78%
----------------------------------------------------------------------------- --------------- ---------------- ------------------
----------------------------------------------------------------------------- --------------- ---------------- ------------------
Net Returns Before Taxes                                                          7.99%           14.15%             9.17%
----------------------------------------------------------------------------- --------------- ---------------- ------------------
----------------------------------------------------------------------------- --------------- ---------------- ------------------
Returns After Taxes on Distributions                                               N/A              N/A               N/A
----------------------------------------------------------------------------- --------------- ---------------- ------------------
----------------------------------------------------------------------------- --------------- ---------------- ------------------
Returns After Taxes on Distributions and Sale of Fund Shares                       N/A              N/A               N/A
----------------------------------------------------------------------------- --------------- ---------------- ------------------
----------------------------------------------------------------------------- --------------- ---------------- ------------------
Custom Blended Index (reflects no deductions for fees, expenses or taxes)*        6.62%            8.86%             6.15%
----------------------------------------------------------------------------- --------------- ---------------- ------------------
----------------------------------------------------------------------------- --------------- ---------------- ------------------
Citigroup World Government Bond Index (reflects no deductions for                 6.12%            8.41%             5.81%
fees, expenses or taxes)**
----------------------------------------------------------------------------- --------------- ---------------- ------------------
----------------------------------------------------------------------------- --------------- ---------------- ------------------

* The Custom Blended Index is the primary benchmark for the Composite and has a risk profile similar to the Composite. It is constructed of monthly rebalanced returns of 90% Citigroup World Government Bond Index, 5% Merrill Lynch US High Yield Bond Master II Index and 5% JP Morgan Emerging Markets Bond Plus Index. Merrill Lynch US High Yield Bond Master II Index measures performance of U.S. domestic market debt instruments with a rating lower than BBB-. JP Morgan Emerging Markets Bond Plus Index tracks total return of USD currency-denominated emerging market debt instruments such as Brady bonds, loans and Eurobonds.

** The Citigroup World Government Bond Index measures the performance of developed countries global fixed income markets invested in debt issues of U.S. and non-U.S. governmental entities.

*** Composite returns are calculated in compliance with GIPS(R) standards on a trade date basis, and include accrued income and capital gains. Monthly composite returns are calculated by weighting monthly account returns by their beginning market values. Account returns are adjusted for interim cash flows using a cash-flow weighting method. Quarterly composite returns are time-weighted by linking monthly asset weighted composite returns through compounded multiplication. Accounts are included in the Composite after the first full calendar quarter under management. The Composite return also contains accounts no longer with the firm.

LEGG MASON FUNDS PRIVACY POLICY



         We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment.


From time to time, we may collect a variety of personal information about you, including:

o information we receive from you on applications and forms, via the telephone, and through our websites;

o information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

o    information we receive from consumer reporting agencies.



We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.


With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.



                    [This page is not part of the Prospectus]

The following additional information about the fund is available upon request and without charge:

Statement of Additional Information (SAI) -The SAI is filed with the SEC and is hereby incorporated by reference into (is considered part of) this Prospectus. The SAI provides further information and additional details about the fund and its policies. The SAI is available free of charge at the fund's website listed below.

Annual and Semi-Annual Reports - Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance. These reports are available free of charge at the fund's website listed below.



To request the SAI or any reports to shareholders, or to obtain more information:

                   Institutional Class and Financial Intermediary
                                 Class Shareholders
                    Legg Mason Investor Services - Institutional
                         c/o Boston Financial Data Services
                                   P.O. Box 8037
                             Boston, Massachusetts 02206-8037
           http://investorservices.leggmason.com/pub/pageserv/bwgobf




Information about the fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the SEC's Internet site at www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



                                    Investment Company Act File Number: 811-8611
KC SKU#540056

                      LEGG MASON CHARLES STREET TRUST, INC.
             BATTERYMARCH U.S. SMALL CAPITALIZATION EQUITY PORTFOLIO

       INSTITUTIONAL CLASS SHARES and FINANCIAL INTERMEDIARY CLASS SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 2007



This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Portfolio's Prospectus dated August 1, 2007, which has been filed with the U.S. Securities and Exchange Commission ("SEC"). The Portfolio's financial statements, notes thereto and the report of its independent registered public accounting firm are incorporated by reference from the Portfolio's annual report to shareholders into (and are therefore legally part of) this SAI. A copy of the Prospectus or the annual report may be obtained without charge from the Portfolio's distributor, Legg Mason Investor Services, LLC ("LMIS"), by calling 1-888-425-6432.


                        Legg Mason Investor Services, LLC
--------------------------------------------------------------------------------

                                100 Light Street
                                  P.O. Box 1476
                         Baltimore, Maryland 21203-1476
                          (410) 539-0000 (888) 425-6432

Table of Contents

Description of the Portfolio                                                                               3
Definitions                                                                                                3
Additional Information About Investment Limitations and Policies                                           4
Additional Information About Securities, Investment Techniques and Related Risks                           6
Valuation of Portfolio Shares                                                                             22
Management of the Portfolio                                                                               25
Purchases and Redemptions                                                                                 38
Exchange Privilege                                                                                        38
Systematic Withdrawal Plan                                                                                38
Shares Purchased and Redeemed Through Another Securities Dealer or Other Financial Intermediary           39
Transferring Portfolio Shares to Another Securities Dealer or Other Financial Intermediary                40
Portfolio Transactions and Brokerage                                                                      40
Additional Tax Information                                                                                42
Capital Stock Information                                                                                 43
Financial Statements                                                                                      45
Proxy Voting Policies                                                                                     A-1







          No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Portfolio or its distributor. The Prospectus and this SAI do not constitute offerings by the Portfolio or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

Description of the Portfolio

Legg Mason Charles Street Trust, Inc. ("Corporation") is an open-end diversified management investment company that was incorporated in Maryland on January 13, 1998. Prior to April 27, 2001, Legg Mason Charles Street Trust, Inc. was known as "LM Institutuional Fund Advisors II, Inc." Batterymarch U.S. Small Capitalization Equity Portfolio ("Portfolio") is a separate diversified series of the Corporation.


Definitions

"Adviser" means Batterymarch.

"Batterymarch" means Batterymarch Financial Management, Inc., 200 Clarendon Street, Boston, Massachusetts 02116.

"Code" means the Internal Revenue Code of 1986, as amended.

"Distributor" means LMIS, the party that is responsible for the distribution or sale of the Corporation's shares.


"Exchange" means the New York Stock Exchange.

"Independent Director" means a Director of the Corporation who is not an "interested person" (as defined in the 1940 Act) of the Corporation.


"Manager" or "LMFA" means Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, MD 21202.

"1940 Act" means the Investment Company Act of 1940, as amended.

"NRSRO" means a nationally recognized statistical rating organization, including Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").

"Plan" means the Portfolio's Distribution and Shareholder Services Plan (12b-1
Plan) for the Financial Intermediary Class.

"SAI" means this Statement of Additional Information.

"SEC" means the Securities and Exchange Commission.

"12b-1 Director" means a Director of the Corporation who is an Independent Director and who has no direct or indirect financial interest in the operation of the Plan or the Corporation's Underwriting Agreement.

Additional Information About Investment Limitations and Policies


                                  FUND POLICIES

The following information supplements the information concerning the Portfolio's investment objective, policies and limitations found in the Prospectus.

The Portfolio's investment objective is long-term capital appreciation. The investment objective is non-fundamental and may be changed by the Corporation's Board of Directors ("Board of Directors") without shareholder approval upon at least 60 days' prior written notice to shareholders.

     The Portfolio has adopted the following Fundamental Investment Limitations.

1. Borrowing: The Portfolio may not borrow money, except (1) in an amount not exceeding 33 1/3 % of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls;

2. Underwriting: The Portfolio may not engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the Portfolio may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, "1940 Act Laws, Interpretations and Exemptions"). This restriction does not prevent the Portfolio from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act");

3. Loans: The Portfolio may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Portfolio from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;

4. Senior Securities: The Portfolio may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions;

5. Real Estate: The Portfolio may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Portfolio from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;

6. Commodities: The Portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Portfolio from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities;

7. Concentration: The Portfolio may not make any investment if, as a result, the Portfolio's investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the Portfolio's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

Although not a part of the Portfolio's Fundamental Investment Limitation on concentration, it is the current position of the SEC staff that a portfolio's investments are concentrated in an industry when 25% or more of the portfolio's net assets are invested in issuers whose principal business is in that industry. If the Portfolio were to "concentrate" its investments in a particular industry, investors would be exposed to greater risks because the Portfolio's performance would be largely dependent on that industry's performance.


The foregoing Fundamental Investment Limitations may be changed only by "the vote of a majority of the outstanding voting securities" of the Portfolio, a term defined in the 1940 Act to mean the vote (a) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present, or (b) of more than 50% of the outstanding voting securities of the Portfolio, whichever is less.


The following are some of the non-Fundamental Investment Limitations that the Portfolio currently observes:

1. Borrowing: The Portfolio will not borrow for investment purposes an amount in excess of 5% of its total assets.

2. Illiquid Securities: The Portfolio may invest up to 15% of its net assets in illiquid securities.

3. Short Sales: The Portfolio may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short). This restriction does not prevent the Portfolio from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased on a forward commitment or delayed delivery basis or other financial instruments.

4. Margin Purchases: The Portfolio may not purchase securities on margin, except that (1) the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions and (2) the Portfolio may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.


The Portfolio is diversified under the 1940 Act. Although not a part of the Portfolio's Fundamental Investment Limitations, the 1940 Act states that a portfolio is diversified if it invests at least 75% of the value of its total assets in cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities limited in respect of any one issuer to (1) no more than 5% of the value of the portfolio's total assets and (2) no more than 10% of the outstanding voting securities of such issuer. The Portfolio may change to non-diversified status only with the affirmative vote of the Portfolio's shareholders.


Except as otherwise stated, if a fundamental or non-fundamental percentage limitation set forth above is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in the relevant parameters will not be considered to be outside the limitation. The Portfolio will monitor the level of borrowing and illiquid securities in its portfolio and will make necessary adjustments to maintain the required asset coverage and adequate liquidity.

Under normal conditions, the Portfolio will invest at least 80% of its net assets in equity securities of companies with small market capitalizations domiciled, or having their principal activities, in the United States. The Portfolio may not change its policy to invest at least 80% of its net assets in equity securities of companies with small market capitalizations domiciled or having their principal activities in the United States without providing shareholders at least 60 days' prior written notice. For purposes of this limitation only, net assets include the amount of any borrowing for investment purposes.

Additional Information About Securities, Investment Techniques and Related Risks

In addition to the principal investment strategies and the principal risks described in the Prospectus, the Portfolio may employ other investment practices and may be subject to other risks, some of which are described below. Unless a strategy or policy described below is specifically prohibited by applicable law or by the investment restrictions explained in the Prospectus, or elsewhere in this SAI, the Portfolio may engage in each of the practices listed below.

Investment Policies

Except for investment policies designated as fundamental in the Prospectus or this SAI, the investment policies described in the Prospectus and in this SAI are not fundamental policies. Changes to fundamental investment limitations require shareholder approval; the Directors may change any non-fundamental investment limitation without shareholder approval.

Foreign Securities

DEPOSITARY RECEIPTS. American Depositary Receipts, or "ADRs," are securities issued by a U.S. depositary (usually a bank) and represent a specified quantity of underlying non-U.S. securities on deposit with a custodian bank as collateral. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer or the underlying security. ADRs may also be subject to exchange rate risks if the underlying securities are denominated in foreign currency. The Portfolio may also invest in similar non-U.S. instruments issued by foreign banks or trust companies, such as Global Depositary Receipts ("GDRs") and European Depositary Receipt ("EDRs"). For purposes of its investment policies, the Portfolio will treat ADRs and similar instruments as equivalent to investment in the underlying securities.

Preferred Stocks and Convertible Securities

A preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities, but rank senior to common stock in a corporation's capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which may be less than the ultimate conversion or exchange amount. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to (1) permit the issuer to redeem the security (2) convert it into the underlying common stock or
(3) sell it to a third party. Any of these actions could have an adverse effect on the Portfolio's ability to achieve its investment objective.

Debt and Fixed-Income Securities

The Portfolio may invest in a variety of debt and fixed-income securities. These securities share one principal risk: their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the Portfolio's fixed-income investments. Conversely, during periods of rising interest rates, the value of the Portfolio's fixed-income investments will generally decline. The magnitude of these fluctuations will generally be greater when the Portfolio's duration or average maturity is longer. Changes in the value of portfolio securities will not affect interest income from those securities, but will be reflected in the Portfolio's net asset value. The most common types of these instruments, and the associated risks, are described below. Subject to its investment policies and applicable law, the Portfolio may invest in these and other fixed-income instruments.

U.S. GOVERNMENT OBLIGATIONS. U.S. Government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as Ginnie Mae certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks);
(c) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac). In the case of obligations not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

CORPORATE DEBT SECURITIES. The Portfolio may invest in debt securities (i.e., bonds, debentures, notes and other similar debt instruments) of domestic non-governmental issuers which meet the minimum credit quality criteria set forth for the Portfolio. Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may include warrants, may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock.

RATINGS OF DEBT OBLIGATIONS. Moody's, S&P and other NRSROs are private organizations that provide ratings of the credit quality of debt obligations. The Portfolio may consider these ratings in determining whether to purchase, sell or hold a security. Ratings are not absolute assurances of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Credit rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

LOWER-RATED SECURITIES. Non-investment grade securities, i.e., securities rated below Baa by Moody's or BBB by S&P or comparable ratings of other NRSROs or unrated securities of comparable quality, are described as "speculative" by Moody's and S&P and may be subject to greater market fluctuations and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Such securities are commonly referred to as "junk bonds." The Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions and will monitor the ratings of securities held by the Portfolio and the creditworthiness of their issuers. If the rating of a security in which the Portfolio has invested falls below the minimum rating in which the Portfolio is permitted to invest, the Portfolio will either dispose of that security within a reasonable time or hold the security for so long as the Adviser determines appropriate, having due regard for market conditions, tax implications and other applicable factors.

A debt security may be callable, i.e., subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a debt security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security or sell it to a third party.

The market for lower-rated securities has expanded rapidly in recent years. At certain times, the prices of many lower-rated securities have declined and the ratings of many initially higher-rated debt securities have fallen, indicating concerns that issuers of such securities might experience financial difficulties. At such times, the yields on lower-rated securities have risen dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default.

The ratings of Moody's and S&P represent the opinions of those agencies as to the quality of the debt securities that they rate. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. If securities are rated investment grade by one NRSRO and below investment grade by the others, the Adviser may rely on the rating that it believes is more accurate and may consider the instrument to be investment grade. The Adviser will consider a security's quality and credit rating when determining whether such security is an appropriate investment. Subject to its investment objective, policies and applicable law, the Portfolio may purchase a security with the lowest rating.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold, and may make it difficult for the Portfolio to obtain market quotations daily. If market quotations are not available, these securities will be valued by a method that the Board of Directors believes accurately reflects fair market value. Judgment may play a greater role in valuing lower-rated debt securities than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly-traded market.


Although the prices of lower-rated bonds are generally less sensitive to interest rate changes than are higher-rated bonds, the prices of lower-rated bonds may be more sensitive to adverse economic changes and developments regarding the individual issuer. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for lower-rated securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. Lower-rated securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates. In addition, the secondary market for lower-rated securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Portfolio could find it more difficult to sell these securities without adversely affecting the market price, or may be able to sell the securities only at prices lower than if such securities were widely traded.

Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls an obligation for redemption, the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Portfolio's investment portfolio and increasing the exposure of the Portfolio to the risks of lower-rated securities.

DURATION. Duration is a measure of the expected life of a fixed income security on a cash flow basis. Duration takes the time intervals over which the interest and principal payments are scheduled and weights each by the present values of the cash to be received at the corresponding future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon bond with a maturity of 3.5 years will have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the longer its duration; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration.

There may be circumstances under which even duration calculations do not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities may have final maturities of ten or more years; however, their interest exposure corresponds to the frequency of the coupon reset. Similarly, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates are more critical in determining the security's interest rate exposure. In these situations, the Adviser may consider other analytical techniques that incorporate the economic life of a security into its determination of interest rate exposure.

Commercial Paper and Other Short-Term Investments

The Portfolio may invest or hold cash or other short-term investments, including commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The Portfolio may purchase commercial paper issued pursuant to the private placement exemption in Section 4(2) of the 1933 Act. Section 4(2) paper is restricted as to disposition under federal securities laws, in that any resale must similarly be made in an exempt transaction. The Portfolio may or may not regard such securities as illiquid, depending on the circumstances of each case.

The Portfolio may also invest in obligations (including certificates of deposit, demand and time deposits and bankers' acceptances) of U.S. banks and savings and loan institutions. While domestic bank deposits are insured by an agency of the U.S. Government, the Portfolio will generally assume positions considerably in excess of the insurance limits.

Forward Commitments

The Portfolio may enter into commitments to purchase securities on a "forward commitment" basis, including purchases on a "when-issued" basis or a "to be announced" basis. When such transactions are negotiated, certain terms may be fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Such securities are often the most efficiently priced and have the best liquidity in the bond market. During the period between a commitment and settlement, no payment is made by the purchaser for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. In a "to be announced" transaction, the Portfolio commits to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage-backed securities transactions.

The Portfolio may sell the securities subject to a forward commitment purchase, which may result in a gain or loss. When the Portfolio purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen. Depending on market conditions, the Portfolio's forward commitment purchases could cause its net asset value to be more volatile.

The Portfolio may also enter into a forward commitment to sell securities it owns and will generally do so only with the intention of actually delivering the securities. The use of forward commitments enables the Portfolio to hedge against anticipated changes in interest rates and prices. In a forward sale, the Portfolio does not participate in gains or losses on the security occurring after the commitment date. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined.

Forward commitment transactions involve additional risks similar to those associated with investments in options and futures contracts. See "Risks of Futures Contracts and Options Thereon."

Illiquid Investments and Restricted Securities

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Securities for which there is not a readily available market ("illiquid investments") will not be acquired by the Portfolio if such acquisition would cause the aggregate value of illiquid investments to exceed 15% of the Portfolio's net assets.

Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company's board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is "liquid." The Portfolio intends to rely on this rule, to the extent appropriate, to deem specific securities acquired through private placement as "liquid." The Board of Directors has delegated to the Adviser the responsibility for determining whether a particular security eligible for trading under this rule is "liquid." Investing in these restricted securities could have the effect of increasing the Portfolio's illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the United States, may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

Illiquid investments may be difficult to value, and the Portfolio may have difficulty disposing of such securities promptly.

Securities of Other Investment Companies

The Portfolio may invest in the securities of other investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies and offshore investment companies. An investment in an investment company involves risks similar to those of investing directly in the investment company's portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

In addition, investing in the securities of other investment companies involves certain other risks, costs, and expenses for the Portfolio. If the Portfolio invests in another investment company, the Portfolio will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, which are in addition to the advisory fees and other operational expenses incurred by the Portfolio. In addition, the Portfolio could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security. An investment in the shares of a closed-end investment company may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the net asset value of the issuers' portfolio securities.


The Portfolio may also invest in the securities of private investment companies, including "hedge funds." As with investments in other investment companies, if the Portfolio invests in a private investment company, the Portfolio will be charged its proportionate share of the advisory fees including incentive compensation and other operating expenses of such company. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the Portfolio. In addition, private investment companies are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which other registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment companies are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the Portfolio to sell its shares at an advantageous price and time. Finally, because shares of private investment companies are not publicly traded, a fair value for the Portfolio's investment in these companies typically will have to be determined under policies approved by the Board of Directors.

The 1940 Act provides that the Portfolio may not purchase or otherwise acquire the securities of other "registered investment companies" (as defined in the 1940 Act) if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the Portfolio's total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the Portfolio's total assets. Certain exceptions may be available from these limits such as when the Portfolio invests in an exchange-traded fund or a money-market fund.


The Portfolio will invest in the securities of other investment companies, including private investment companies, when, in the Adviser's judgment, the potential benefits of the investment justify the expense and risk of investing in such investment companies.

Securities of Exchange-Traded Funds

The Portfolio may invest in the securities of exchange-traded funds ("ETFs"). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the "Underlying Assets"). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based sector or international index, or to provide exposure to a particular industry sector or asset class. An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.


If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to the Portfolio's ability to purchase securities issued by other investment companies will apply.

Repurchase Agreements

A repurchase agreement is an agreement under which securities are acquired from a securities dealer or bank subject to resale at an agreed upon price and date. The securities are held by the Portfolio as collateral until retransferred and will be supplemented by additional collateral if necessary to maintain a total market value equal to or in excess of the value of the repurchase agreement. The Portfolio bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. The Portfolio also bears the risk that the proceeds from any sale of collateral will be less than the repurchase price. Repurchase agreements may be viewed as loans by the Portfolio.

In determining its status as a diversified fund, the Portfolio, in accordance with SEC rules and staff positions, considers investment in a fully collateralized repurchase agreement to be equivalent to investment in the collateral.

Reverse Repurchase Agreements, Dollar Rolls, other Borrowings and Senior Securities


A reverse repurchase agreement is a portfolio management technique in which the Portfolio temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which includes an amount essentially equivalent to an interest payment. While engaging in reverse repurchase agreements, the Portfolio will segregate cash or securities (or designate those assets on its books as segregated) with a value at least equal to the Portfolio's obligation under the agreements, adjusted daily. Reverse repurchase agreements may expose the Portfolio to greater fluctuations in the value of its assets and render the segregated assets unavailable for sale or other disposition. Reverse repurchase agreements may be viewed as borrowings by the Portfolio.


The Portfolio may also enter into dollar roll transactions in which the Portfolio sells a fixed-income security for delivery in the current month and simultaneously contracts to purchase a substantially similar (same type, coupon and maturity) security at an agreed upon future time. By engaging in the dollar roll transaction the Portfolio forgoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Portfolio would also be able to earn interest on the income that is received from the initial sale.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the Portfolio is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the Portfolio may be adversely affected.

The Portfolio will limit its investments in reverse repurchase agreements and other borrowing (including dollar roll transactions) to no more than one-third of its total assets. To avoid potential leveraging effects of such borrowing, the Portfolio will not make investments while its borrowing (including reverse repurchase agreements but excluding dollar rolls) is in excess of 5% of its total assets. To curtail potential leveraging effects of dollar rolls, the Portfolio will segregate assets as required by the 1940 Act.

The 1940 Act requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of at least 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, the Portfolio may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may increase the effect on net asset value of any increase or decrease in the market value of the Portfolio.

Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Portfolio may enter into reverse repurchase agreements and dollar roll transactions as a method of borrowing.

SENIOR SECURITIES. The 1940 Act prohibits the issuance of senior securities by a registered open-end fund with one exception. The Portfolio may borrow from banks provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of the Portfolio. The Portfolio's non-bank borrowings, for temporary purposes only, in an amount not exceeding 5% of the value of the total assets of the Portfolio at the time the borrowing is made, is not deemed to be an issuance of a senior security.


There are various investment techniques that may give rise to an obligation of the Portfolio to make a future payment about which the SEC has stated it would not raise senior security concerns, provided the Portfolio complies with SEC guidance regarding cover for these investment techniques. Such investment techniques include, among other things, when-issued securities, futures and forward contracts, short-options positions and repurchase agreements. The Portfolio is permitted to engage in these techniques.


Loans of Portfolio Securities

The Portfolio may lend its portfolio securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the Portfolio. During the time securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividends or interest paid on such securities, and the Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Portfolio or the borrower. The Portfolio may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Portfolio does not have the right to vote securities on loan, but would terminated the loan and regain the right to vote if that were considered important with respect to the investment. The Portfolio does not presently expect to have on loan at any given time securities totaling more than one-third of its net assets. The Portfolio runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may decline before the Portfolio can dispose of it.

Portfolio Turnover

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." As a result of the Portfolio's investment policies, under certain market conditions the Portfolio's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These sales may result in realization of capital gains, which are taxable to shareholders when distributed to them. Higher portfolio turnover rates, such as those above 100%, are likely to result in higher brokerage commissions or other transactions costs and could give rise to a greater amount of realized capital gains.

New Investment Products

New types of derivative instruments and hedging instruments are developed and marketed from time to time. Consistent with its investment limitations, the Portfolio expects to invest in those new types of securities and instruments that the Adviser believes may assist the Portfolio in achieving its investment objective.

Real Estate Investment Trusts ("REITs")

REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Under the Code, a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it generally distribute to its shareholders at least 90% of its taxable income (other than net capital gain) for each taxable year. REITs can generally be classified as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

While the Portfolio will not invest in real estate directly, to the extent it invests in equity or hybrid REITs it may be subject to risks similar to those associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants and changes in interest rates.

In addition to these risks, REITs may be affected by changes in the value of the underlying property owned by the trusts, or by the quality of any credit they extend. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain "special purpose" REITs in which the Portfolio invests may invest their assets in specific real estate sectors, such as hotels, nursing homes or warehouses, and are therefore subject to the risks associated with adverse developments in any such sectors.

It is not uncommon for REITs, after the end of their tax years, to change the characterization of the income and capital gains they have distributed during the preceding year. If this happens, the Portfolio could be required to issue revised notices to its shareholders changing the character of the Portfolio's distributions.

Options, Futures and Other Strategies

GENERAL. The Portfolio may invest in certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to enhance its return or yield or to attempt to hedge its investments. Except as otherwise provided in the Prospectus or this SAI or by applicable law, the Portfolio may purchase and sell any type of Financial Instrument.

Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Portfolio's portfolio. Thus, in a short hedge the Portfolio takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Portfolio intends to acquire. Thus, in a long hedge, the Portfolio takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Portfolio does not own a corresponding security and, therefore, the transaction does not relate to a security the Portfolio owns. Rather, it relates to a security that the Portfolio intends to acquire. If the Portfolio does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Portfolio's portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Portfolio owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Portfolio has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors. Except as otherwise provided in the Prospectus or this SAI or by applicable law, the Portfolio may use Financial Instruments for any purpose, including non-hedging purposes.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, the Portfolio's ability to use Financial Instruments may be limited by tax considerations. See "Additional Tax Information."

In addition to the instruments, strategies and risks described below, the Adviser expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Portfolio's investment objective and permitted by its investment restrictions and applicable regulatory authorities. The Portfolio might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Prospectus and this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

SPECIAL RISKS. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Portfolio's portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon the Adviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2) There might be an imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities or other assets being hedged.

                  Because there are a limited number of types of exchange-traded Financial Instruments, it is likely that the standardized contracts available will not match the Portfolio's current or anticipated investments exactly. The Portfolio may invest in Financial Instruments based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the position in Financial Instruments will not track the performance of the Portfolio's other investments.

                  Prices of Financial Instruments can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Prices of Financial Instruments are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the markets for Financial Instruments and the securities markets, from structural differences in how Financial Instruments and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Portfolio may purchase or sell Financial Instruments with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's positions in Financial Instruments are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Portfolio entered into a short hedge because the Adviser projected a decline in the price of a security in the Portfolio's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either such case, the Portfolio would have been in a better position had it not attempted to hedge at all.

(4) As described below, the Portfolio might be required to maintain segregated assets as "cover," or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Portfolio were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Portfolio sell a portfolio security at a disadvantageous time.

(5) The Portfolio's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Portfolio.


COVER. Transactions using Financial Instruments, other than purchased options, expose the Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account, or designated on the Portfolio's books as segregated for this purpose, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in the prescribed amount as determined daily.


Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets for cover or segregation could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF FINANCIAL INSTRUMENTS TRADED ON FOREIGN EXCHANGES. Financial Instruments may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

OPTIONS. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The Portfolio may purchase call options for any purpose. For example, a call option may be purchased by the Portfolio as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Portfolio's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Portfolio either sells or exercises the option, any profit realized would be reduced by the premium.

The Portfolio may purchase put options for any purpose. For example, a put option may be purchased by the Portfolio as a short hedge. The put option enables the Portfolio to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Portfolio below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Portfolio realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

Writing put or call options can enable the Portfolio to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the Portfolio may also suffer a loss as a result of writing options. For example, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Portfolio would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security or currency at less than its market value. If the call option is an over-the-counter ("OTC") option, the securities or other assets used as cover would be considered illiquid to the extent described under "Restricted and Illiquid Investments."

Writing put options can serve as a limited long hedge, because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Portfolio will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

The Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Portfolio may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Portfolio to realize profits or limit losses on an option position prior to its exercise or expiration.

RISKS OF OPTIONS ON SECURITIES. Options offer large amounts of leverage, which will result in the Portfolio's net asset value being more sensitive to changes in the value of the related instrument. The Portfolio may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Portfolio purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefit of the transaction.

The Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Portfolio might be unable to close out an OTC option position at any time prior to its expiration, if at all.


If the Portfolio were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing transaction for a covered call option written by the Portfolio could leave the Portfolio unable to prevent material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.


Options normally have expiration dates of up to nine months. The exercise price of the options may be below, equal to or above the current market value of the underlying security or other instrument. Options that expire unexercised have no value, and the Portfolio will realize a loss in the amount of the premium paid and any transaction costs.

OPTIONS ON INDICES. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When the Portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Portfolio's exercise of the put, to deliver to the Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Portfolio writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Portfolio to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

RISKS OF OPTIONS ON INDICES. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Portfolio can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Portfolio could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Portfolio, as the call writer, will not learn that the Portfolio has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the Portfolio has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the counter party to the option contract. While this type of arrangement allows the Portfolio great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options may be considered illiquid by the SEC.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of Financial Instrument called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield. The Portfolio may also write call and put options on futures contracts that are not covered.

Futures contracts may also be used for non-hedging purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Portfolio is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When the Portfolio purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Portfolio when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In contrast, when the Portfolio purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying securities or currencies, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a gain, or if it is more, the Portfolio realizes a loss. If an offsetting sale price is more than the original purchase price, the Portfolio realizes a gain, or if it is less, the Portfolio realizes a loss. The Portfolio will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.


If the Portfolio were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to segregate cash or securities (or designate these assets on its books as segregated).


RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the Adviser may still not result in a successful transaction. Of course, the Adviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

INDEX FUTURES. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the Portfolio's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Portfolio will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the Portfolio may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Portfolio has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based. To the extent such instruments are permitted by applicable law, this risk will also apply to security futures.

Where index futures are purchased to hedge against a possible increase in the price of securities before the Portfolio is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Portfolio then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

To the extent that the Portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Portfolio's assets that are at risk in futures contracts, options on futures contracts and currency options.

TURNOVER. The Portfolio's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Portfolio, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Portfolio has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Portfolio may also cause the sale of related investments, also increasing turnover; although such exercise is within the Portfolio's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Portfolio will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

SWAPS, CAPS, FLOORS and COLLARS. The Portfolio may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by the Portfolio with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the Portfolio's investments and its share price and yield because, and to the extent, these agreements affect the Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift the Portfolio's investment exposure from one type of investment to another. For example, if the Portfolio agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained as collateral. The Portfolio will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Portfolio. The Adviser and the Portfolio believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.

FLEXIBILITY. Generally, the foregoing is not intended to limit the Portfolio's investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the Portfolio as broadly as possible. Statements concerning what the Portfolio may do are not intended to limit any other activity. The Portfolio maintains the flexibility to use Financial Instruments for any purpose consistent with applicable law and any express limitations in this SAI or the Prospectus.

Valuation of Portfolio Shares


Pricing of Portfolio shares will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The methods used by the pricing service and the quality of the valuations so established are reviewed by the adviser under the general supervision of the Board of Directors.

Equity securities traded on national securities exchanges are normally valued at the last quoted sales price, except securities traded on The Nasdaq Stock Market, Inc. ("Nasdaq") which are normally valued in accordance with the Nasdaq

Official Closing Price. Over the counter securities are normally valued at the mean between the latest bid and asked prices. Fixed income securities are normally valued at current market value. Premiums received on the sale of put and call options are included in the net asset value of each class, and the current market value of options sold by the Portfolio will be subtracted from the net assets of each class.

In cases where securities are traded on more than one market, the securities are generally valued on the market considered by the Portfolio's adviser as the primary market.


Disclosure of Portfolio Holdings

The Board of Directors has adopted the following policy with respect to the disclosure of the Portfolio's portfolio holdings. The Board of Directors believes the policy is in the best interests of the Portfolio and its shareholders and that it strikes an appropriate balance between the desire of investors for information about the Portfolio's portfolio holdings and the need to protect the Portfolio from potentially harmful disclosures. The extent of these disclosures and when they will be made was reviewed and approved by the Board of Directors upon the recommendations of the Portfolio's Adviser. The Board of Directors will be provided with reports regarding any determinations made by the Chief Legal Officer pursuant to the policy and any other material issues arising under the policy and can exercise oversight over the operation of the policy.

Policy. Except as described below, no portfolio holdings information of the Portfolio shall be provided to any individual, investor, or other person or entity unless specifically authorized by the Chief Legal Officer or a person authorized by the Chief Legal Officer.


Public Disclosure of Portfolio Holdings. The Portfolio distributes complete portfolio holdings information to its shareholders through semi-annual and annual reports first mailed to shareholders within sixty days after period end. Such semi-annual and annual reports are also made available to the public through postings at the same time on the Legg Mason Funds' website at www.lminstitutionalfunds.com. Additionally, complete portfolio holdings information is filed with the SEC on Form N-Q for the first and third quarters of the Portfolio's fiscal year. The Portfolio's reports and its Form N-Q filings are available at the website of the SEC at www.sec.gov.


Complete portfolio holdings information as of quarter-end may be disclosed no sooner than the last business day of the month following such quarter-end, provided that such information has been made available to the public through postings on the Legg Mason Funds website at least one day previously.

Partial information concerning the Portfolio's holdings (such as top ten holdings) may be provided to shareholders and other persons in fact sheets and other formats on a monthly or quarterly basis no sooner than 11 business days after quarter- or month-end, provided that such information has been made available to the public through postings on the Legg Mason Funds' website at least one day previously.

Complete or partial portfolio holdings information may be included in responses to Requests for Proposal, Pitch Books or similar marketing materials, provided that such information is based only on the latest portfolio holdings information publicly available in accordance with the Portfolio's policy.


Non-Public Dissemination of Portfolio Holdings Information. From time to time it may be necessary to disclose portfolio holdings that are not publicly available, to certain third parties. Such entities may be provided with information more current than the latest publicly-available portfolio holdings only if the Chief Legal Officer determines that 1) more current information is necessary in order for the third party to complete its task, 2) the Portfolio has a legitimate need for disclosing the information, and 3) the third party has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of the information. No consideration may be received by any party for providing non-public portfolio holdings information to any third party, except consideration received by the Portfolio in connection with the services being provided to it by the third party which receives the non-public information. The Adviser and its affiliates shall not be deemed to have received consideration solely by the fact that services provided to the Portfolio may result in sales of Portfolio shares.


At the present time the Portfolio has ongoing arrangements with the following parties to provide them with non-public portfolio holdings information:

     Service Providers:

     State Street Bank and Trust Company - Information is provided daily with no time lag.

     PricewaterhouseCoopers LLP - Information is provided as needed with no time lag.


     Kirkpatrick & Lockhart Preston Gates Ellis LLP - Information is provided with Board of Directors materials approximately four to six weeks after quarter-end and may be provided at other times as needed with no time lag.


     Other Third Parties:

     Lipper Analytical Services Corporation - Information is provided quarterly with a time lag of five business days.

     FactSet Research Systems, Inc. - Information is provided daily with no time lag.

     Institutional Shareholder Services - Information is provided daily with no time lag.

     Macgregor Professional Services - Information is provided as needed with no time lag.

In all cases, the party receiving the information has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

Additionally, the Portfolio may occasionally reveal certain of its current portfolio holdings information to broker-dealers in connection with that broker-dealer executing securities transactions on behalf of the Portfolio. In such a case, the Portfolio does not enter into a formal confidentiality agreement with the broker-dealer but relies on the broker-dealer's obligations based on statutes, rules, and fiduciary obligations, not to trade based on the information or otherwise use it improperly. The Portfolio would not continue to conduct business with a broker-dealer whom the Adviser believed was misusing the disclosed information.

The Board of Directors, officers, and certain LMIS employees, including funds accounting, legal, compliance, marketing, administrative personnel and members of certain LMIS committees or groups, have access to the Portfolio's portfolio holdings information prior to the time it is made public. All such persons are subject to a Code of Ethics that requires that portfolio holdings information be kept confidential and that they not trade securities on the basis of such information.


The Portfolio may also provide certain information (other than complete portfolio holdings) as set forth in paragraphs 1 and 2 below that is related to the Portfolio's portfolio holdings or derived from the Portfolio's portfolio holdings to individual and institutional shareholders, prospective shareholders, intermediaries working on behalf of these persons (including consultants and fiduciaries of 401(k) plans), and the media even if the information has not been made publicly available on the Legg Mason Funds website or in other published form, so long as the Chief Legal Officer determines that the Portfolio has a legitimate business purpose for disclosing the information and the dissemination cannot reasonably be seen to give the recipient an advantage in trading Portfolio shares or in any other way harm the Portfolio or its shareholders.


1. A small number of portfolio holdings (including information that the Portfolio no longer holds a particular security). However, information about a security may not be released if it could reasonably be seen to interfere with the current or future purchase or sale activities of the Portfolio or is contrary to applicable law. In this respect, information about intended or ongoing transactions may not be released. However, such disclosure may not be made pursuant to ongoing arrangements with third parties to make such information available.

2. General information about the portfolio holdings that cannot be used to determine the Portfolio's portfolio holdings or any portion thereof. This would include such characteristics of the Portfolio as portfolio volatility, median capitalization, percentages of international and domestic securities, sector allocations, yields, performance attribution, types of bonds, term structure exposure, bond maturities, and duration.

The Chief Legal Officer may authorize another person to make the determinations required under this policy. If consistent with the best interests of the Portfolio and its shareholders, such determinations (whether made by the Chief Legal Officer or his/her designee) do not necessarily need to be made each time the information is disclosed. For example, such determinations may be made with respect to general categories or information or a particular type of information disclosed to a particular third party or category of third party.

Management of the Portfolio


Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad oversight over its affairs. The Corporation's officers manage the day-to-day operations of the Corporation under the general direction of the Board of Directors.


The standing committees of the Board of Directors include an Audit Committee, a Nominating Committee, and an Independent Directors Committee. All directors who are not "interested persons" of the Corporation, as defined in the 1940 Act, are members of all three committees.


The Audit Committee meets at least twice a year with the Corporation's independent registered public accounting firm and officers to consider issues relating to the accounting principles used by the Corporation, the auditor's assessment of the adequacy of internal controls, the qualifications and fees of the independent registered public accounting firm, the scope of the audit services and any permissible non-audit services for which they are retained, the results of the audit and other matters. The Nominating Committee meets as necessary to review and nominate candidates for positions as directors, to fill vacancies on the Board of Directors, and to evaluate the performance of directors. The selection and nomination of candidates to serve as independent directors to the Corporation is committed to the discretion of the Corporation's current independent directors. The Independent Directors Committee considers matters related to Portfolio operations and oversees issues related to the independent directors. During the last fiscal year, the Audit Committee met four times, the Nominating Committee did not meet and the Independent Directors Committee met four times.

The tables below provide information about the Corporation's directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, 32nd Floor, Baltimore, Maryland 21202, Attn: Portfolio Secretary. The Nominating Committee will accept recommendations for nominations from any source it deems appropriate. Shareholders may forward recommendations to the Portfolio Secretary at the above address.

INDEPENDENT DIRECTORS:

                                Term of
           Name,               Office and   Number of Funds in             Other
    (Year of Birth) and        Length of       Fund Complex            Directorships             Principal Occupation(s)
 Position with Corporation    Time Served(1)     Overseen                  Held                 During the Past Five Years
----------------------------- ------------- -------------------- -------------------------- ----------------------------------------
----------------------------- ------------- -------------------- -------------------------- ----------------------------------------

Hearn, Ruby P.                 Since 2004           16                     None             Senior Vice President Emerita of The
(1940)                                                                                      Robert Wood Johnson Foundation
Director                                                                                    (non-profit) since 2001.  Formerly:
                                                                                            Senior Vice President of The Robert Wood
                                                                                            Johnson Foundation (1996-2001).

Lehman, Arnold L.              Since 2001           16                     None             Director of the Brooklyn Museum since
(1944)                                                                                      1997; Trustee of American Federation of
Lead Independent Director                                                                   Arts since 1998.  Formerly: Director of
                                                                                            The Baltimore Museum of Art (1979-1997).

Masters, Robin J. W.           Since 2002           16              Director of Cheyne      Retired. Formerly:  Chief Investment
(1955)                                                             Capital International    Officer of ACE Limited (insurance)
Director                                                            Limited (investment     (1986-2000).
                                                                      advisory firm).

McGovern, Jill E.              Since 2001           16                     None             Senior Consultant, American Institute
(1944)                                                                                      for Contemporary German Studies (AICGS)
Director                                                                                    since 2007.  Formerly:  Chief Executive
                                                                                            Officer of The Marrow Foundation
                                                                                            (non-profit) (1993-2007).  Executive
                                                                                            Director of the Baltimore International
                                                                                            Festival (1991 - 1993); Senior Assistant
                                                                                            to the President of The Johns Hopkins
                                                                                            University (1986-1990).

Mehlman, Arthur S.             Since 2002    Director/Trustee      Director of Municipal    Retired.  Formerly:  Partner, KPMG LLP
(1942)                                       of all Legg Mason     Mortgage & Equity, LLC.  (international accounting firm)
Director                                      funds consisting                              (1972-2002).
                                             of 16 portfolios;
                                             Director/Trustee
                                               of the Royce
                                              Family of Funds
                                             consisting of 25
                                                portfolios.

O'Brien, G. Peter              Since 2001    Director/Trustee     Director of Technology    Retired. Trustee Emeritus of Colgate
(1945)                                       of all Legg Mason   Investment Capital Corp.   University; Board Member, Hill House,
Director                                     funds consisting                               Inc. (residential home care); Board
                                             of 16 portfolios;                              Member, Bridges School (pre-school).
                                             Director/Trustee                               Formerly: Managing Director, Equity
                                               of the Royce                                 Capital Markets Group of Merrill Lynch
                                              Family of Funds                               & Co. (1971-1999).
                                             consisting of 25
                                                portfolios.

                                       26


Rowan, S. Ford                 Since 2002           16                     None             Chairman, National Center for Critical
(1943)                                                                                      Incident Analysis, National Defense
Director                                                                                    University,  since 2004; Director of
                                                                                            Santa Fe Institute (scientific research
                                                                                            institute) since 1999. Formerly:
                                                                                            Consultant, Rowan & Blewitt Inc.
                                                                                            (management consulting);

Tarola, Robert M.              Since 2004           16                     None             Senior Vice President and Chief
(1950)                                                                                      Financial Officer of W. R. Grace & Co.
Director                                                                                    (specialty chemicals) since 1999.
                                                                                            Member, Standing Advisory Group of the
                                                                                            Public Company Accounting Oversight
                                                                                            Board since 2007. Formerly: Chief
                                                                                            Financial Officer of MedStar Health,
                                                                                            Inc. (healthcare) (1996-1999); Partner,
                                                                                            Price Waterhouse, LLP (accounting and
                                                                                            auditing)  (1984-1996).


INTERESTED DIRECTORS:
                                Term of
           Name,               Office and   Number of Funds in             Other
    (Year of Birth) and        Length of       Fund Complex            Directorships              Principal Occupation(s)
 Position with Corporation    Time Served(1)     Overseen                  Held                  During the Past Five Years
----------------------------- ------------- -------------------- -------------------------- ----------------------------------------
----------------------------- ------------- -------------------- -------------------------- ----------------------------------------

Curley Jr., John F.            Since 2001           16                     None             Chairman of the Board of all Legg Mason
(1939)                                                                                      Funds. Formerly:  Vice Chairman and
Chairman and Director                                                                       Director of Legg Mason, Inc. and Legg
                                                                                            Mason Wood Walker, Incorporated
                                                                                            (1982-1998); Director of Legg Mason Fund
                                                                                            Adviser, Inc. (1982-1998) and Western
                                                                                            Asset Management Company (1986-1998)
                                                                                            (each a registered investment adviser).

Fetting, Mark R.               President       President and               None             Senior Executive Vice President of Legg
(1954)                         since 2001    Director/Trustee                               Mason, Inc., Director and/or officer of
President and Director        and Director   of all Legg Mason                              various Legg Mason, Inc. affiliates
                               since 2002    funds consisting                               since 2000.  Formerly: Division
                                             of 16 portfolios;                              President and Senior Officer of
                                             Director/Trustee                               Prudential Financial Group, Inc. and
                                               of the Royce                                 related companies, including fund boards
                                              Family of Funds                               and consulting services to subsidiary
                                             consisting of 25                               companies (1991-2000); Partner,
                                                portfolios.                                 Greenwich Associates (financial
                                                                                            consulting); Vice President, T. Rowe
                                                                                            Price Group, Inc.

                                       27


EXECUTIVE OFFICERS:
                                Term of
           Name,               Office and   Number of Funds in             Other
    (Year of Birth) and        Length of       Fund Complex            Directorships              Principal Occupation(s)
 Position with Corporation    Time Served(1)     Overseen                  Held                  During the Past Five Years
----------------------------- ------------- -------------------- -------------------------- ----------------------------------------
----------------------------- ------------- -------------------- -------------------------- ----------------------------------------

Karpinski, Marie K.            Since 2001           16                     None             Vice President and Chief Financial
(1949)                                                                                      Officer of all Legg Mason Funds.  Vice
Vice President and                                                                          President and Treasurer of Legg Mason
Chief Financial Officer                                                                     Fund Adviser, Inc.; Vice President and
                                                                                            Principal Financial and Accounting
                                                                                            Officer of Western Asset Funds, Inc.,
                                                                                            Western Asset Income Fund, Western Asset
                                                                                            Premier Bond Fund; Treasurer and
                                                                                            Principal Financial and Accounting
                                                                                            Officer of Western Asset/Claymore U.S.
                                                                                            Treasury Inflation Protected Securities
                                                                                            Fund (2003-present), and Western
                                                                                            Asset/Claymore U.S. Treasury Inflation
                                                                                            Protected Securities Fund 2
                                                                                            (2004-present).

Merz, Gregory T.               Since 2003           16                     None             Vice President and Deputy General
(1958)                                                                                      Counsel of Legg Mason, Inc. since 2003.
Vice President and Chief                                                                    Formerly: Associate General Counsel,
Legal Officer                                                                               Fidelity Investments (1993-2002).

Ted P. Becker                  Since 2007           16                     None             Director of Global Compliance at Legg
(1951)                                                                                      Mason (2006 to present); Managing
Vice President and Chief                                                                    Director of Compliance at Legg Mason &
Compliance Officer                                                                          Co. (2005 to present); Chief Compliance
                                                                                            Officer with certain mutual funds
                                                                                            associated with Legg Mason & Co.
                                                                                            (since 2006); Chief Compliance Officer
                                                                                            of LMPFA and certain affiliates;
                                                                                            Managing Director of Compliance at CAM
                                                                                            (2002 to 2005). Prior to 2002, Managing
                                                                                            Director-Internal Audit & Risk Review at
                                                                                            Citigroup Inc.

Wachterman, Richard M.         Since 2004           16                     None             Associate General Counsel of Legg Mason,
(1947)                                                                                      Inc. since 2004.  Formerly:  Managing
Secretary                                                                                   Director, Victory Capital Management,
                                                                                            Inc. (investment management)
                                                                                            (1993-2003).

                                                28


Hughes, Wm. Shane              Since 2006           12                     None             Assistant Vice President and Manager,
(1968)                                                                                      Funds Accounting of Legg Mason & Co.,
Treasurer                                                                                   LLC since 2005. Formerly: Assistant Vice
                                                                                            President of Legg Mason Wood Walker,
                                                                                            Incorporated (2002-2005) and Manager,
                                                                                            Funds Accounting, Legg Mason Wood
                                                                                            Walker, Incorporated (1997-2005).

(1) Officers of the Corporation are elected to serve until their successors are elected and qualified. Directors of the Corporation serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.


Mr. Curley and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of the Corporation on the basis of their employment with the Manager or its affiliated entities (including the Portfolio's principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

The following table shows each director's ownership of shares of the Portfolio and of all the Legg Mason Funds served by the director as of December 31, 2006:


                                         Dollar Range of Equity Securities in          Aggregate Dollar Range
                                                      Legg Mason                          of Shares in the
                                                Classic Valuation Fund                    Legg Mason Funds
           Name of Director                                                               Owned by Director
INDEPENDENT DIRECTORS:
Hearn, Ruby P.                                           None                              Over $100,000
Lehman, Arnold L.                                        None                              Over $100,000
Masters, Robin J.W.                                      None                              Over $100,000
McGovern, Jill E.                                        None                              Over $100,000
Mehlman, Arthur S.                                       None                              Over $100,000
O'Brien, G. Peter                                        None                              Over $100,000
Rowan, S. Ford                                           None                              Over $100,000
Tarola, Robert M.                                        None                              Over $100,000

INTERESTED DIRECTORS:
Curley, John F., Jr.                                     None                              Over $100,000
Fetting, Mark R.                                         None                              Over $100,000

The following table provides certain information relating to the compensation of the Corporation's directors. None of the Legg Mason Funds has any retirement plan for its directors. However, each director may participate in a deferred compensation plan as discussed below.


     Name of Person                       Aggregate             Total Compensation from Legg Mason    Total Compensation from Fund
     and Positions                 Compensation from Fund*                    Funds**                          Complex***

INDEPENDENT DIRECTORS:

Hearn, Ruby P. -                         $7,193****                          $120,000                           $120,000
Director
Lehman, Arnold L. -                      $8,390****                          $139,250                           $139,250
Director
Masters, Robin J.W. -                      $7,193                            $121,250                           $121,250
Director
McGovern, Jill E. -                      $7,157****                          $121,250                           $121,250
Director
Mehlman, Arthur S. -                       $7,866                            $131,250                           $223,500
Director
O'Brien, G. Peter -                      $7,157****                          $120,000                           $212,250
Director
Rowan, S. Ford -                           $7,193                            $121,250                           $121,250
Director
Tarola, Robert M. -                        $7,193                            $121,250                           $121,250
Director

INTERESTED DIRECTORS:

Curley, John F., Jr. -                      None                               None                               None
Chairman of the Board and
Director
Fetting, Mark R. -                          None                               None                               None
Director

* Represents compensation paid to the directors for the fiscal year ended March 31, 2007.

** Represents aggregate compensation paid to each director during the calendar year ended December 31, 2006 from the Legg Mason Funds. During that period there were 10 open-end investment companies in the Legg Mason Funds, consisting of 21 portfolios.

*** Represents aggregate compensation paid to each director during the calendar year ended December 31, 2006 from the Fund Complex. The Fund Complex includes the Legg Mason Funds and the 25 portfolios of The Royce Funds.

**** The total amount of deferred compensation accrued by the Corporation
     (including earnings or depreciation in value of amounts deferred) through December 31, 2006 for participating Directors is as follows:
     Ruby P. Hearn, $5,505; Arnold L. Lehman, $3,204; Jill E. McGovern, $16,915; and G. Peter O'Brien, $15,865.

Officers and directors who are interested persons of the Corporation, as defined in the 1940 Act, receive no salary or fees from the Corporation. For serving as a director/trustee of all of the Legg Mason mutual funds, each Independent Director receives an annual retainer of $75,000 and a fee of $7,500 for each regularly scheduled meeting he or she attends. Individual Directors may elect to defer all or a portion of their fees through deferred compensation plans. The Lead Independent Director receives additional compensation of $18,000 annually.

The Chair of the Audit Committee receives additional compensation of $10,000 annually. The Co-Chairs of the Nominating Committee receive additional compensation of $5,000 in any year where the Committee is active. Independent Directors will also receive a fee of $3,750 or $1,250 for any special Board Meetings they attend in person or by telephone, respectively. The Independent Directors review the level of director compensation periodically in order to determine if adjustments are appropriate. This review is conducted in consultation with the fund's counsel and independent consultants, as appropriate. Changes in compensation will depend on, among other things, the number, type and size of funds in the complex, market changes in mutual fund director compensation, changes in the operational and regulatory environment, and changes in the oversight role played by the Independent Directors.


On June 30, 2007, the directors and officers of the Corporation beneficially owned in the aggregate less than 1% of any class of the Portfolio's outstanding shares.

On June 30, 2007, the following shareholders owned of record or beneficially 5% or more of a class of the outstanding shares of the Portfolio. Unless otherwise indicated, each of the shareholders listed below may be contacted c/o the Portfolio at 100 Light Street, 32nd Floor, Baltimore, Maryland 21202, Attn:
Portfolio Secretary.


------------------------------------------- -------------------------------------- -------------------------
                  NAME and ADDRESS                         CLASS                      % OF CLASS HELD
------------------------------------------- -------------------------------------- -------------------------
------------------------------------------- -------------------------------------- -------------------------
Bank of America, N.A.  TTEE for
the B of A 401K for
Legacy Fleet Plan                                      Institutional                       29.82%
700 Louisiana St.
Houston, TX 77002-2700
------------------------------------------- -------------------------------------- -------------------------
------------------------------------------- -------------------------------------- -------------------------
Bank of America, N.A.
TTEE Bank of America 401K Plan                         Institutional                       9.24%
700 Louisiana St
Houston, TX 77002-2700
------------------------------------------- -------------------------------------- -------------------------
------------------------------------------- -------------------------------------- -------------------------
Strafe & Co.
FAO Childrens Custody                                  Institutional                       5.24%
P.O. Box 160
Westerville, OH 43086-0160
------------------------------------------- -------------------------------------- -------------------------
------------------------------------------- -------------------------------------- -------------------------
Vanguard Fiduciary Trust
P.O. Box 2600                                     Financial Intermediary                    100%
Attn: Outside Funds
Valley Forge, PA 19482-2600
------------------------------------------- -------------------------------------- -------------------------



Manager

The Manager, a wholly owned subsidiary of Legg Mason, Inc. ("Legg Mason"), a financial services holding company, serves as investment manager to the Portfolio under an Investment Management Agreement between the Manager and the Corporation on behalf of the Portfolio (the "Management Agreement").

Under the Management Agreement, the Manager is responsible, subject to the general supervision of the Board of Directors, for the actual management of the Portfolio's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objectives and policies described in the Prospectus and this SAI. The Manager also is responsible for the compensation of directors and officers of the Corporation who are employees of the Manager or its affiliates. The Manager receives for its services a fee as described in the Prospectus. As noted below, the Manager has delegated responsibility for the selection of the Portfolio's investments to the Adviser.

The Portfolio pays all of its other expenses that are not assumed by the Manager. These expenses include, among others, expenses of preparing and printing prospectuses, statements of additional information, proxy statements and reports and of distributing them to existing shareholders, custodian charges, transfer agency fees, organizational expenses, compensation of the directors who are not "interested persons" of the Manager, or its affiliates, as that term is defined in the 1940 Act, legal and audit expenses, insurance expenses, expenses of registering and qualifying shares of the Portfolio for sale under federal and state law, Rule 12b-1 fees, governmental fees, expenses incurred in connection with membership in investment company organizations, interest expense, taxes and brokerage fees and commissions. The Portfolio also is liable for such nonrecurring expenses as may arise, including litigation to which the Portfolio or the Corporation may be a party. The Corporation may also have an obligation to indemnify its directors and officers with respect to litigation.

Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The Management Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Board of Directors, by vote of a majority of the Portfolio's outstanding voting securities, or by the Manager, on not less than 60 days' prior notice to the Corporation, and may be terminated immediately upon the mutual written consent of the Manager and the Corporation.


The Manager receives for its services to the Portfolio a management fee, calculated daily and payable monthly, at an annual rate of 0.70% of the average daily net assets of the Portfolio. The Manager has agreed to waive its fees for the Portfolio to the extent necessary to limit expenses related to Institutional Class shares and Financial Intermediary Class shares (exclusive of taxes, interest, brokerage and extraordinary expenses) to an annual rate of 0.95% and 1.20%, respectively, of average net assets attributable to these classes of shares until August 1, 2008. The Portfolio has agreed to repay the Manager for reduced fees and reimbursed expenses provided that payment does not cause the Portfolio's annual operating expenses to exceed 0.95% of the average net assets of the Institutional Class shares, and 1.20% of the average net assets of the Financial Intermediary Class shares and the payments are made within three years after the year in which the Manager earned the fee or incurred the expense.


For the fiscal years ended March 31, the Portfolio paid the Manager management fees of (prior to fees waived):

----------------------- ----------------------- -------------------------
         2007                    2006                      2005
----------------------- ----------------------- -------------------------
      $5,217,475              $6,093,944                $4,403,415
----------------------- ----------------------- -------------------------


Management fees are allocated among each class based on their pro rata share of Portfolio assets.

Adviser

Batterymarch, a wholly owned subsidiary of Legg Mason, serves as the Adviser to the Portfolio under an Investment Advisory Agreement (the "Advisory Agreement").

Under the Advisory Agreement, Batterymarch is responsible, subject to the general supervision of the Board of Directors and the Manager, for the actual management of the Portfolio's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objectives and policies described in the Prospectus and this SAI. Batterymarch receives from the Manager for its services to the Portfolio an advisory fee as described in the Prospectus.

Under the Advisory Agreement, Batterymarch will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The Advisory Agreement terminates automatically upon assignment and is terminable with respect to the Portfolio at any time without penalty by vote of the Board of Directors, by vote of a majority of the Portfolio's outstanding voting securities, or by Batterymarch, on not less than 60 days' prior notice, and may be terminated immediately upon the mutual written consent of the parties.



Portfolio Manager

Batterymarch uses a team approach to investment management. Members of the team may change from time to time. The U.S. investment team is led by Yu-Nien (Charles) Ko, CFA, and Stephen A. Lanzendorf, CFA. The tables below provide information regarding other accounts for which Mr. Ko and Mr. Lanzendorf have day-to-day management responsibility.



Yu-Nien (Charles) Ko, CFA
As of March 31, 2007:

                                                                        Number of Accounts      Assets Managed for
                                  Number of                             Managed for which      which Advisory Fee is
                                   Accounts     Total Assets Managed     Advisory Fee is         Performance-Based
       Type of Account             Managed                              Performance-Based
------------------------------- ------------- ----------------------- ----------------------- -------------------------
------------------------------- ------------- ----------------------- ----------------------- -------------------------
Registered Investment                   14       $4,938,460,908                None                       $0
Companies
Other pooled investment                 14       $1,214,821,372                  2                   $165,360,415
vehicle
Other accounts                          154      $9,558,677,603                  9                   $942,081,721



Stephen A. Lanzendorf, CFA
As of March 31, 2007:

                                                                        Number of Accounts      Assets Managed for
                                  Number of                             Managed for which      which Advisory Fee is
                                   Accounts     Total Assets Managed     Advisory Fee is         Performance-Based
       Type of Account             Managed                              Performance-Based
------------------------------- ------------- ----------------------- ----------------------- -------------------------
------------------------------- ------------- ----------------------- ----------------------- -------------------------
Registered Investment                   11       $3,708,348,851                None                       $0
Companies
Other pooled investment                  9       $509,017,420                    2                   $165,360,415
vehicle
Other accounts                          146      $8,812,462,276                  9                   $942,081,721



Conflicts of Interest

Actual or potential conflicts may arise in managing the Portfolio in conjunction with the portfolios of Batterymarch's other client accounts. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Portfolio.

Allocation of Limited Investment Opportunities

If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Portfolio may not be able to take full advantage of that opportunity due to liquidity constraints or other factors. Batterymarch has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.

Although Batterymarch strives to ensure that client accounts managed under similar investment mandates have similar portfolio characteristics, Batterymarch does not "clone" client accounts (i.e., assemble multiple client accounts with identical portfolios of securities). As a result, the portfolio of securities held in any single client account may perform better or worse than the portfolio of securities held in another similarly managed client account.

Allocation of Partially-Filled Transactions in Securities

Batterymarch often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts. If Batterymarch is unable to fill an aggregated order completely, but receives a partial fill, Batterymarch will typically allocate the transactions relating to the partially filled order to client accounts on a pro-rata basis with a minimum fill size. Batterymarch may make exceptions from this general policy from time to time based on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions. All participating accounts pay or receive the same average price.


Opposite (i.e., Contradictory) Transactions in Securities

Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.


Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its portfolios under management that hold securities short, and certain Batterymarch client account portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage client account portfolios that hold securities short. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.


Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.


Selection of Brokers/Dealers

In selecting a broker or dealer, Batterymarch may choose a broker whose commission rate is in excess of that which another broker might have charged for the same transaction, based upon Batterymarch's judgment of that broker's superior execution capabilities and/or as a result of Batterymarch's perceived value of the broker's research services. Although Batterymarch does not participate in any traditional soft dollar arrangements whereby a broker purchases research from a third party on Batterymarch's behalf, Batterymarch does receive proprietary research services from brokers. Batterymarch generally seeks to achieve trade executions with brokers of the highest quality and at the lowest possible cost, although there can be no assurance that this objective will always be achieved. Batterymarch does not enter into any arrangements with brokers, formal or otherwise, regarding order flow in connection with research received or any other arrangement. Clients should consider that there is a potential conflict of interest between their interests in obtaining best execution and an investment adviser's receipt of research from brokers selected by the investment adviser for trade executions. Batterymarch regularly evaluates the quality of executions received from brokers. Batterymarch also makes periodic evaluations of the quality of the brokerage services provided by various brokers and measures these services against its own standards of execution. These evaluations are generally conducted quarterly and presented informally to Batterymarch's investment teams. Based on these evaluations, Batterymarch may decide to remove brokers from its approved list on a temporary or permanent basis. The proprietary research services which Batterymarch obtains from brokers may be used to service all of Batterymarch's clients and not just those clients paying commissions to brokers providing those research services, and not all proprietary research may be used by Batterymarch for the benefit of the one or more client accounts which paid commissions to a broker providing such research.


Personal Securities Transactions

Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Portfolio. Batterymarch's supervised persons, to the extent not prohibited by Batterymarch's Code of Ethics, may buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities may create a conflict of interest between Batterymarch, its supervised persons and its clients.

Batterymarch employees may also invest in mutual funds, including the Portfolio, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Portfolio).


Batterymarch and certain Batterymarch employees may also have ownership interests in certain other client accounts, including pooled investment vehicles, that invest in long and short positions. Firm and employee ownership of such accounts may create additional potential conflicts of interest for Batterymarch.

Although Batterymarch believes that its policies and procedures are appropriate to prevent, eliminate or minimize the harm of many potential conflicts of interest between Batterymarch, its related persons and clients, Portfolio shareholders should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary above.


Compensation

Portfolio manager compensation includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:


o Short term and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Portfolio. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers;


o    Portfolio manager assistance in servicing clients; and

o    Portfolio manager contribution to new business development.


Portfolio manager compensation is not tied to, nor increased or decreased as the direct result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

As of March 31, 2007, Mr. Ko owned shares of the Portfolio with a dollar value between $1 and $10,000. As of March 31, 2007, Mr. Lanzendorf owned shares of the Portfolio with a dollar value between $100,001 and $500,000.


Distributor

LMIS, 100 Light Street, P.O. Box 1476, Baltimore, MD 21203-1476, acts as distributor of the Portfolio's shares pursuant to a Distribution Agreement with the Corporation on behalf of the Portfolio (the "Distribution Agreement").

Except as noted in the Prospectus, the Portfolio's shares are distributed in a continuous offering. The Distribution Agreement is terminable with respect to the Portfolio without penalty, at any time, by vote of a majority of the Portfolio's 12b-1 Directors, or by vote of the holders of a majority of the shares of the Portfolio, or by the Distributor upon 60 days' prior notice to the Corporation.

LMIS pays certain expenses in connection with the offering of shares of the Portfolio, including any compensation to its financial advisors, the printing and distribution of prospectuses, SAIs and periodic reports used in connection with the offering to prospective investors, and expenses relating to any supplementary sales literature or advertising. The Portfolio bears the expenses of preparing, setting in type and mailing the Prospectus, the SAI and periodic reports to existing shareholders.

The Corporation has adopted a Plan for the Portfolio which, among other things, permits the Corporation to pay the Distributor fees for its services related to sales and distribution of Financial Intermediary Class shares and the provision of ongoing services to Financial Intermediary Class shareholders by the Distributor or other parties. Payments are made only from assets attributable to Financial Intermediary Class shares. Under the Plan, the aggregate fees may not exceed an annual rate of 0.40% of the Portfolio's average daily net assets attributable to Financial Intermediary Class shares. Payments under the Plan are currently limited to 0.25% of average daily net assets. The Board of Directors may increase the limit up to 0.40% of average daily net assets as provided by the Plan without obtaining shareholder approval. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of the Prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to Financial Intermediary Class shares only. The Distributor may pay all or a portion of the fee to its investment executives. LMIS receives no payment from the Portfolio for the distribution of

Institutional Class shares, but may receive payments from the Portfolio's transfer agent for providing administrative and sub-transfer agency services to each class.

Amounts payable by the Portfolio under the Plan need not be directly related to the expenses actually incurred by LMIS on behalf of the Portfolio. The Plan does not obligate the Portfolio to reimburse LMIS for the actual expenses LMIS may incur in fulfilling its obligations under the Plan. Thus, even if LMIS' actual expenses exceed the fee payable to LMIS at any given time, the Portfolio will not be obligated to pay more than that fee. If LMIS' expenses are less than the fee it receives, LMIS will retain the full amount of the fee.

The Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the Financial Intermediary Class shares. Any change in the Plan that would materially increase the distribution cost to the Portfolio beyond 0.40% requires shareholder approval; otherwise, the Plan may be amended by the Directors, including a majority of the 12b-1 Directors, as previously described.

In accordance with Rule 12b-1, the Plan provides that the Distributor will submit to the Board of Directors, and the Directors will review, at least quarterly, a written report of any amounts expended pursuant to the Plan and the purposes for which expenditures were made.

There are certain anticipated benefits to shareholders of the Corporation that may result from the Plan. For example, the payment of service fees will provide an incentive to maintain and enhance the level of services provided to the Portfolio's Financial Intermediary shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling the Portfolio to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses would serve to offset, at least in part, the additional expenses incurred by the Portfolio in connection with its Plan. Furthermore, the investment management of the Portfolio could be enhanced, as net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.


For the fiscal year ended March 31, 2007, the Portfolio paid distribution and service fees with respect to Financial Intermediary Class shares of $21,730 (prior to fees waived).

For the fiscal year ended March 31, 2007, LMIS did not waive any distribution fees with respect to Financial Intermediary Class shares.

For the fiscal year ended March 31, 2007, LMIS incurred the following expenses in connection with distribution and shareholder services with respect to Financial Intermediary Class shares of the Portfolio.

Compensation to sales personnel                                $22,000
Advertising                                                       -
Printing and mailing of prospectuses                              -
to prospective shareholders
Administration, overhead and corporate training                $117,000
------------------------------------------------- -----------------------------
Total expenses                                                 $139,000
================================================= =============================

The foregoing are estimated and do not include all expenses fairly allocable to LMIS' or its affiliates' efforts to distribute Financial Intermediary Class shares. They include an allocation among other financial products available through LMIS financial advisers.

Code of Ethics

The Corporation, the Manager, Batterymarch and LMIS each has adopted a code of ethics under Rule 17j-1 of the 1940 Act, which permits personnel covered by the code to invest in securities, that may be purchased or held by the Portfolio, but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. With respect to transactions in Legg Mason funds, personnel covered by the code: must hold fund shares purchased for at least sixty days, unless a specific waiver is granted by the person's employer; and are prohibited from using their knowledge of the portfolio of a Legg Mason fund to engage in any trade or short-term trading strategy involving that fund.

Proxy Voting

As the Portfolio may hold various equity securities in its portfolio, it often has the right to vote by proxy on items of business with respect to issuers whose securities it owns. The Legg Mason funds have developed proxy voting procedures whereby, subject to Board oversight, the advisers and/or sub-advisers that actually manage the assets of the Funds are delegated the responsibility for assessing and voting the Funds' proxies in accordance with their own proxy voting policies and procedures. These policies and procedures include specific provisions to determine when a conflict exists between the Portfolio and its adviser and its affiliates. Copies of the proxy voting policies and procedures of the Adviser are attached to this SAI as Appendix A.

Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-888-536-6432 (toll free) or through the SEC's Internet site at http://www.sec.gov.



Purchases and Redemptions


The Corporation reserves the right to modify the mail, telephone, electronic or other redemption services or to terminate the telephone, electronic or other redemption services described in the Prospectus at any time without prior notice to shareholders. The Corporation also reserves the right to suspend or postpone redemptions: (1) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), (2) when trading in markets the Corporation normally utilizes is restricted or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the Corporation's investments or determination of its net asset value not reasonably practicable, or (3) for such other periods as the SEC by regulation or order may permit for the protection of the Corporation's shareholders. In the case of any such suspension, an investor may either withdraw the request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

The Portfolio reserves the right, under certain conditions, to honor any request for a redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the Portfolio's net asset value per share. Because redemption in-kind may be used at times of unusual illiquidity in the markets, these valuation methods may include fair value estimations. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash and the market price of those securities will be subject to fluctuation until they are sold. The Portfolio does not redeem "in-kind" under normal circumstances, but would do so where the adviser determines that it would be in the best interests of the Portfolio's shareholders as a whole. A redemption in-kind may be considered the sale of securities by the Portfolio to the party receiving the securities (except for tax purposes). Redemptions in-kind will not be done with LMIS or other affiliated persons of the Portfolio except as permitted by SEC rules or orders, or other interpretive guidance from regulators.


Exchange Privilege

Institutional Class and Financial Intermediary Class shares of the Portfolio may be exchanged for shares of the same class of any other Legg Mason fund, provided that the investor meets the eligibility criteria of that class of that fund. You can request an exchange in writing (including by Fax). Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges. However, an exchange of Portfolio shares will be treated as a sale of the shares, and any gain on the transaction will be subject to tax.

Some retirement plan administrators may not offer for exchange all of the Institutional Class or Financial Intermediary Class shares of all Legg Mason funds that have such shares.

When a shareholder decides to exchange shares of the Portfolio, the transfer agent will redeem shares of the Portfolio and invest the proceeds in shares of another selected fund. Redemptions of shares of the Portfolio will be made at the net asset value determined on the same day that the request is received in proper order, if received before the close of regular trading on the Exchange. If the request is received by the transfer agent after such close of regular trading, shares will be redeemed at the net asset value determined as of the close of the Exchange on the next day the Exchange is open.

Systematic Withdrawal Plan


Certain shareholders with an initial net asset value of $1 million or more may be eligible to participate in the Systematic Withdrawal Plan. The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified. Receipt of payment of proceeds or redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account - redemptions of Portfolio shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days.


Redemptions will be made at the net asset value per share determined as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor. If the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the close of regular trading on the Exchange on the next day the Exchange is open. If the redemption option designated is the last day of the month and the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the previous day the Exchange was open. Requests must be made in writing to Legg Mason Institutional Funds to participate in, change or discontinue the Systematic Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time without charge or penalty by notifying Legg Mason Institutional Funds. The Portfolio, its transfer agent, and Legg Mason Institutional Funds also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.


Ordinarily, you should not purchase additional shares of the Portfolio in which you have an account if you maintain a Systematic Withdrawal Plan, because there are tax disadvantages associated with such purchases and withdrawals. The Portfolio will not knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals.

Shares Purchased and Redeemed Through Another Securities Dealer or Other Financial Intermediary

The Portfolio has authorized one or more financial service institutions to receive on its behalf purchase and redemption orders. Such financial service institutions are authorized to designate plan administrator intermediaries tor receive purchase and redemptions orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized financial services institution or, if applicable, a financial services institution's authorized designee, receives the order. Orders will be priced at the Portfolio's net asset value next computed after they are received by an authorized trust company or the financial services institution's authorized designee and accepted by the Portfolio.

Transferridng Portfolio Shares to Another Securities Dealer or Other Financial Intermediary

You may transfer Portfolio shares only to another securities dealer or other financial intermediary that has entered into an agreement with the Distributor or one of its affiliates with respect to the Portfolio. Some securities dealers and financial intermediaries may have agreements with LMIS or one of its affiliates with respect to some Legg Mason funds and not others. Depending on the dealer to which you transfer the shares, certain shareholder services may not be available for the transferred shares. After the transfer, you may purchase additional Portfolio shares. All future trading of Portfolio shares, including exchanges, is subject to the rules of the dealer or intermediary and its continued agreement with the Distributor that permits such trading.


You should contact your securities dealer, financial intermediary or the Portfolio for further information on transferring Portfolio shares.


Portfolio Transactions and Brokerage

The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. Variations in the portfolio turnover rate from year to year may be due to a fluctuation volume of shareholder purchase and redemption orders or market conditions.


For the fiscal years ended March 31, the Portfolio's portfolio turnover rates were as follows:

-------------------------------------- ------------------------------
              2007                                    2006
-------------------------------------- ------------------------------
-------------------------------------- ------------------------------
             84.7%*                                  152.9%
-------------------------------------- ------------------------------

* The decrease in the Portfolio's portfolio turnover rate for the fiscal year ended 2007 relative to the prior fiscal year was due to the historically low volatility in the stock market.


Under the Management Agreement and Advisory Agreement, the Manager and the Adviser are responsible for the execution of the Portfolio's transactions. The Adviser places all orders for the purchase and the sale of portfolio investments with broker-dealers selected by it in its discretion. Transactions on stock exchanges and other agency transactions involve the payment by the Portfolio of brokerage commissions. There is generally no stated commission in the case of securities, such as U.S. Government securities, traded in the over-the-counter markets, but the price paid by the Portfolio usually includes an undisclosed dealer commission or markup. In selecting brokers or dealers, the Adviser must seek the most favorable price (including the applicable dealer spread or brokerage commission) and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions or spreads to broker-dealers who provide research and analysis. The Portfolio may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the Portfolio, the Adviser also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker or dealer.

Consistent with the policy of most favorable price and execution, the Adviser may give consideration to research, statistical and other services furnished by broker-dealers to the Adviser for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to these broker-dealers a higher brokerage commission than may be charged by other broker-dealers, or a higher transaction fee on so-called "riskless principal" trades in certain Nasdaq securities. Such services include, without limitation, advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; advice as to the availability of securities or of purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such research and analysis may be useful to the Adviser in connection with services to clients other than the Portfolio whose brokerage generated the service. On the other hand, research and analysis received by the Adviser from brokers executing orders for clients other than the Portfolio may be used for the Portfolio's benefit. The Adviser's fee is not reduced by reason of its receiving such brokerage and research services.

The Portfolio may use brokerage firms affiliated with the Adviser ("affiliated broker") as its broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to affiliated brokers will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In the over-the-counter market, the Portfolio generally deals with responsible primary market-makers unless a more favorable execution can otherwise be obtained.

Except as permitted by SEC rules or orders, the Portfolio may not buy securities from, or sell securities to, LMIS or its affiliated persons as principal, including so-called "riskless principal" trades. The Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Portfolio may purchase securities that are offered in certain underwritings in which LMIS or any of its affiliated persons is a participant. These procedures, among other things, limit the Portfolio's investment in the amount of securities of any class of securities offered in an underwriting in which LMIS or any of its affiliated persons is a participant so that the Portfolio, together with all other registered investment companies having the same adviser and all private accounts controlled by the same adviser, may not purchase more than 25% of the principal amount of the offering of such class. In addition, the Portfolio may not purchase securities during the existence of an underwriting if LMIS is the sole underwriter of those securities. In no case in which the Portfolio purchases securities in an underwriting in which LMIS or any affiliated person is a participant can the Portfolio purchase the securities from LMIS or the affiliated person.

Section 11(a) of the Securities Exchange Act of 1934 prohibits LMIS from receiving compensation for executing transactions on an exchange for its affiliates, such as the Portfolio, unless the affiliate expressly consents by written contract. The Portfolio's Management Agreement expressly provides such consent.

Investment decisions for the Portfolio are made independently from those of other funds and accounts advised by the Adviser. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large-volume transactions may produce better executions and prices.


For the fiscal years ended March 31, the Portfolio paid total brokerage commissions as follows:

---------------------------- -------------------------- ----------------------
          2007                        2006                       2005
---------------------------- -------------------------- ----------------------
---------------------------- -------------------------- ----------------------
      $1,219,463*                  $2,325,200                 $2,549,959
---------------------------- -------------------------- ----------------------

* The decrease in commissions paid by the Portfolio for the fiscal year ended 2007 relative to the prior two fiscal years was due to a decrease in the volume and frequency of trades during that fiscal year and by the effect of slightly lower commission rates. The decrease in the volume and frequency of trades can be attributed to a decrease in the Portfolio's portfolio turnover rate and the decrease of average size of the portfolio.

No brokerage commissions were paid to affiliated persons of the Portfolio, the Manager, the Adviser or the Distributor.

The Portfolio held no shares of its regular broker-dealers or parent companies of its regular broker dealers as of March 31, 2007.

Additional Tax Information

General Requirements for "Pass-Through" Treatment

To continue to qualify for treatment as a regulated investment company under Subchapter M of the Code ("RIC"), the Portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income and the excess of net short-term capital gain over net long-term capital loss, both determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or two or more issuers the Portfolio controls that are determined to be engaged in the same, similar or related trades or businesses.

By qualifying for treatment as a RIC, the Portfolio (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

If the Portfolio failed to qualify for that treatment in any taxable year, it would be subject to tax on its taxable income at corporate rates without being able to deduct the distributions it makes to its shareholders, and all distributions from its earnings and profits, including any distributions of net capital gain, would be taxable to its shareholders as ordinary income (except that, for individual shareholders, the part of those distributions that is "qualified dividend income" would be taxable at the rate for net capital gain - a maximum of 15%). In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC.

The Portfolio will be subject to a 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 in that year, plus certain other amounts. A distribution the Portfolio declares in October, November or December of any year that is payable to shareholders of record on a date in such a month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 if the Portfolio pays the distribution during the following January. Such a distribution, therefore, will be taxable to shareholders for the year in which that December 31 falls. The Portfolio intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Miscellaneous

Dividends and other distributions on the Portfolio's shares are generally subject to federal income tax to the extent they do not exceed the Portfolio's previously undistributed realized income and gains, even though such distributions may economically represent a partial return of a particular shareholder's investment. In the latter case, such distributions are likely to occur in respect of shares purchased when the Portfolio's net asset value reflects gains that are either unrealized or realized but not distributed. Realized gains may be required to be distributed even when the Portfolio's net asset value also reflects unrealized losses.

If the Portfolio makes distributions to its shareholders in excess of its current and accumulated earnings and profits in any taxable year, the excess will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition of shares by such shareholder.

A portion of the dividends from the Portfolio's investment company taxable income (whether paid in cash or reinvested in Portfolio shares) may be eligible for (1) the 15% maximum rate of federal income tax applicable to "qualified dividend income" that individual shareholders receive and (2) the dividends-received deduction allowed to corporations. The eligible portion for purposes of the 15% rate may not exceed the aggregate dividends the Portfolio receives from most domestic corporations and certain foreign corporations, whereas only dividends the Portfolio receives from domestic corporations are eligible for purposes of the dividends-received deduction. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. The Portfolio's distributions of net capital gain ("capital gain distributions") do not qualify for the dividends-received deduction.

On the disposition of Portfolio shares (whether by redemption or exchange), a shareholder may recognize gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term depending on the shareholder's holding period for the shares. Any capital gain an individual shareholder realizes on a redemption or exchange through the end of 2010 of his or her Portfolio shares held for more than one year will qualify for the 15% maximum rate referred to above.

If shares of the Portfolio are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. All or a portion of any loss realized on a taxable disposition of Portfolio shares will be disallowed if other shares Portfolio shares are purchased within 30 days before or after the disposition. In such a case, the basis in the newly purchased shares will be adjusted to reflect the disallowed loss. Investors should also be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Dividends the Portfolio receives, and gains it realizes, on foreign securities, if any, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on the Portfolio's securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

The Portfolio's hedging activities may give rise to ordinary income or loss. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of the Portfolio's distributions to constitute a return of capital or require the Portfolio to make distributions exceeding book income to continue to qualify for treatment as a RIC for tax purposes.

Investment in a foreign corporation that qualifies as a "passive foreign investment company" under the Code could subject the Portfolio to U.S. federal income tax and other charges on certain "excess distributions" with respect to the investment and on the proceeds from disposition of the investment. The Portfolio may elect to mark gains (and, to a limited extent, losses) in such investments "to the market" as though it had sold and repurchased those investments on the last day of the Portfolio's taxable year.

Foreign investors must satisfy certain certification and filing requirements to qualify for exemption from back-up withholding and for a reduced rate of U.S. withholding tax under income tax treaties. Foreign investors should consult their tax advisers with respect to the potential application of these regulations.

Capital Stock Information


The Board of Directors of Legg Mason Charles Street Trust, Inc. may, without shareholder approval, create, in addition to the Portfolio, other series of shares representing separate investment portfolios. Any such series may be divided without shareholder approval into two or more classes of shares having such terms as the directors may determine. Establishment and offering of additional portfolios or classes of shares of a portfolio will not alter the rights of the Portfolio's shareholders. The rights of the Portfolio's shareholders cannot be modified by other than a majority vote. The Corporation has a second separate series, Global Opportunities Bond Fund with two classes of shares - Institutional Class and Financial Intermediary Class.


The Corporation has a total of 10 billion shares of common stock at par value of $0.001. Each share has one vote, with fractional shares voting proportionally. Shares of all classes of the Portfolio will vote together as a single class except when otherwise required by law or as determined by the Board of Directors. Shares are freely transferable, are entitled to dividends as declared by the Board of Directors, and, if the Portfolio were liquidated, would receive the net assets of the Portfolio. Voting rights are not cumulative, and all shares of the Portfolio are fully paid, redeemable and non-assessable and have no conversion rights. Shares do not have preemptive rights or subscription rights.


Although the Portfolio does not intend to hold annual shareholder meetings, it will hold a special meeting of shareholders when the 1940 Act requires a shareholder vote at the request of a majority of the shares entitled to vote as set forth in the Bylaws of the Corporation; or as on certain matters (including the election of directors, approval of an advisory contract, and certain amendments to the plan of distribution pursuant to Rule 12b-1) the Board of Directors from time to time deems appropriate.




Other Information

State Street Bank and Trust Company ("State Street"), P.O. Box 1790, Boston, Massachusetts 02105, serves as custodian of the Corporation's assets. As such, State Street holds in safekeeping certificated securities and cash belonging to the Corporation and, in such capacity, is the registered owner of securities in book-entry form belonging to the Corporation. Upon instruction, State Street receives and delivers cash and securities of the Corporation in connection with the Portfolio's transactions and collects all dividends and other distributions made with respect to the Portfolio's securities. State Street also maintains certain accounts and records of the Corporation. State Street also calculates the net asset value, total net income and net asset value per share of the Portfolio on a daily basis (and as otherwise may be required by the 1940 Act) and performs certain accounting services for the Portfolio.

State Street serves as transfer and dividend-disbursing agent and administrator of various shareholder services. LM Fund Services, Inc. ("LMFS") serves as sub-transfer agent to the Portfolio assisting State Street with certain of its duties as transfer agent. LMFS, an affiliate of LMIS, receives from State Street for its services a percentage of the per account fees the Portfolio pays State Street for transfer agency services. Shareholders who request a historical transcript of their account will be charged a fee based upon the number of years researched. The Corporation reserves the right, upon 60 days' prior written notice, to institute other charges on shareholders to cover the Portfolio's administrative costs. LMFS may also receive compensation for providing certain shareholder services to Financial Intermediary Class and Institutional Class shareholders of the Portfolio.


Legal Counsel


Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, serves as the counsel to the Corporation.


Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 100 E. Pratt Street, Baltimore, MD 21202, serves as the Corporation's independent registered public accounting firm.

Financial Statements

The Annual Report to shareholders for the fiscal year ended March 31, 2007, contains the financial statements, accompanying notes and the report of PricewaterhouseCoopers LLP, the Portfolio's independent registered public accounting firm, all of which are hereby incorporated by reference herein.

                                                                      APPENDIX A

                                LEGG MASON FUNDS
                              PROXY VOTING POLICIES
                               (Revised 8/11/2004)

These policies are designed to address the rights and responsibility of the Legg Mason funds to ensure that proxies held by the funds are voted in the best interests of each respective fund. Some Legg Mason funds, particularly fixed-income funds, will rarely own securities that have corresponding voting rights. Other funds, however, own equity securities and these policies are designed to assure that proxies are voted in the best interests of the funds, to address potential conflicts of interest, and to keep proxy voting records.

1. Voting Proxies - Proxies solicited for items of business with respect to issuers whose voting securities are owned by a Legg Mason fund, if voted by the fund, must be voted in the best interests of the fund.

2. Proxy Voting Policies of Advisers to Legg Mason Funds - Each investment adviser and sub-adviser to a Legg Mason fund must have written proxy voting policies and procedures, including policies and procedures to address potential material conflicts between an adviser and its clients (including the fund). Each different adviser may have different proxy voting policies and procedures that are individually tailored to fit its respective businesses and investment styles.

3. Funds' Proxy Voting Policies and Procedures - The investment advisers and sub-advisers to the Legg Mason funds are responsible for managing the assets of the fund or funds they manage, including voting proxies. In accordance with the procedures noted below, the Board of Directors/Trustees of the Legg Mason funds will initially and periodically review and approve the use of the advisers' policies for the voting of the funds' proxies. The policies and procedures that a fund will utilize with respect to proxy voting shall be the proxy voting policies and procedures of the adviser or sub-adviser that actually manages the assets of the fund. Each adviser or sub-adviser is responsible for maintaining all proxy voting records required to be established and maintained by the Legg Mason funds and shall provide such records to the funds upon request.

4. Annual Review - An adviser's proxy voting policies and procedures must be initially reviewed and their use on behalf of a Legg Mason fund approved by the Board of Directors/Trustees. In addition, on an annual basis, each adviser must report any significant problems that arose during the year, any material conflicts, how such conflicts were addressed, and the total number of proxies voted during the previous year. Advisers should also be prepared to discuss any novel or controversial proxy votes during their semi-annual reports to the Board of Directors/Trustees and any votes that were made inconsistent with the adviser's stated proxy voting policies and procedures.

5. Changes to Advisers' Policies and Procedures - On an annual basis, any changes to an adviser's proxy voting policies and procedures, as relevant to the funds, must be reported to the Board of Directors/Trustees, which shall review and, in its discretion, approve the use of such amended proxy voting policies and procedures.

                          Legg Mason Fund Adviser, Inc.
                               Proxy Voting Policy


         LMFA delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds' Board reviews and approves the use of those policies and procedures. Accordingly, LMFA does not expect to have proxy-voting responsibility for any of the funds.

         Should LMFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMFA (or its affiliates if such conflict is known to persons responsible for voting at LMFA) and any fund, the Board of Directors of LMFA shall consider how to address the conflict and/or how to vote the proxies. LMFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

         LMFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

     Questions regarding this policy should be referred to the Legal and Compliance Department of Legg Mason, Inc.

                                [GRAPHIC OMITTED]

                     BATTERYMARCH FINANCIAL MANAGEMENT, INC.


                      PROXY VOTING POLICIES AND PROCEDURES


INTRODUCTION


Batterymarch's primary focus and responsibility is to preserve and enhance its clients' investment returns. An integral part of this responsibility is encouraging good corporate governance practices by the companies we invest in through conscientiously exercising shareholder rights. We believe this will result in increased value for shareholders.

Batterymarch has adopted and implemented the following policies and procedures, which we believe are reasonably designed to ensure that Batterymarch's votes are cast in a consistent manner that place our clients' interests first.

Batterymarch's Proxy Voting Philosophy and Guidelines are an integral part of this document.

VOTING AND MONITORING RESPONSIBILITY

Batterymarch's Compliance Department is responsible for managing and monitoring proxy voting operations. Batterymarch has retained Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance, to provide day-to-day proxy voting services, including, but not limited to, obtaining information from clients' custodians, reconciling proxy ballots, providing vote recommendations, voting, recordkeeping and reporting. Batterymarch's compliance personnel are responsible for managing the relationship with ISS and ensuring that Batterymarch's fiduciary obligations are met.

VOTING AUTHORITY

Batterymarch assumes voting authority for all client accounts unless a client's Investment Management Agreement explicitly states otherwise.

HOW PROXIES ARE VOTED

Batterymarch's policy is generally to vote in accordance with the recommendations of ISS. Voting will normally be conducted in accordance with ISS's standard guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Proxy Voter Services ("PVS"), an independent division of ISS which focuses on the specific concerns of Taft-Hartley plans and which conform to the AFL-CIO voting guidelines. In instances where ISS has not made any recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS's proxy voting guidelines.

Under certain circumstances, Batterymarch may believe that it will be in the best interests of clients to vote against ISS's recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS's general proxy voting guidelines. In such cases, provided that Batterymarch's Compliance Department does not identify a material conflict of interest in overriding an ISS vote recommendation or voting against ISS's proxy voting guidelines, Batterymarch will override the voting recommendation of ISS.

Batterymarch will generally cast votes for all shares for which it has voting authority, unless the cost of voting is presumed to outweigh the benefit. Batterymarch's policy regarding when it may not vote proxies is described below.

CONFLICTS OF INTEREST

Potential conflicts of interest may arise due to a variety of reasons that could affect how Batterymarch votes proxies. Batterymarch manages assets for a wide variety of clients that may have mutually exclusive goals regarding the outcome of a shareholders meeting. Batterymarch may have a conflict of interest when a company that is soliciting a proxy is an advisory client of Batterymarch, or when Batterymarch's employees have an interest in a proxy voting proposal that is at variance with the interests of Batterymarch's clients. With the ability to influence the outcome of a corporation's shareholders meeting comes the responsibility to prevent potential conflicts of interest from affecting the way we cast our votes. Batterymarch attempts to minimize material conflicts of interest by using pre-determined voting guidelines and by obtaining vote recommendations from ISS.


If one or more members of Batterymarch's investment teams believe that it will be in the best interests of clients to vote in contradiction with ISS's recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS's general proxy voting guidelines, Batterymarch's Compliance Department will be responsible for identifying whether any proxy voting proposals present a conflict of interest. If such a proposal is identified, Batterymarch's compliance personnel will decide whether it presents a material conflict of interest.


If a conflict of interest is identified, proxy proposals that are "routine," such as uncontested elections of directors, meeting formalities, and approval of financial statements, generally will not result in a material conflict of interest. Material conflicts of interest are more likely to result from non-routine proxy proposals. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).


If Batterymarch's Compliance Department determines that a material conflict of interest exists, Batterymarch may vote the proposal in accordance with either the recommendations of (a) ISS, (b) another authorized person of Batterymarch if the material conflict of interest does not relate to such other person or Batterymarch itself, or (c) each client whose portfolio includes the applicable security. If Batterymarch solicits instructions from clients on how to vote a proposal or proxy, Batterymarch may or may not disclose to such clients the nature of the conflict of interest.


WHEN BATTERYMARCH MAY NOT VOTE


Batterymarch generally does not vote proxies when it determines that the cost of voting outweighs the benefit of doing so. Voting in foreign markets typically incurs higher costs than voting in the U.S. Among the various costs associated with voting foreign shares are fees for translating meeting materials, custody fees, and charges for obtaining power of attorney documents. We have identified the most significant potential cost as the loss of liquidity connected with voting in share blocking markets.

In share blocking markets, regulations designed to establish eligibility for voting require that shares be blocked from trading for a period of time before and/or after a shareholder meeting. During the blocking period, any pending trades in blocked shares will not settle. Depending on the market, this period can last from one day to several weeks, assuming a quorum is achieved. If the first call for a meeting fails to meet quorum, it may be necessary to conduct a second or even third call, thereby extending the blocking period. If a sale of blocked shares must be executed to satisfy a client redemption request or is otherwise deemed desirable by Batterymarch, it will settle late and potentially be subject to interest charges or other punitive fees or practices such as automatic buy-in procedures.

Because of these inherent risks, we have decided not to vote in markets where share blocking is practiced, unless we determine that a particular proposal or series of proposals is likely to represent a substantial increase in shareholder value and/or rights. This decision will be based on the determination of Batterymarch's investment personnel.


ISS sends a periodic report of securities with upcoming meetings in share blocking markets. This report details the type of meeting, the market and the blocking period. Batterymarch's Compliance Department monitors these upcoming meetings, consults with Batterymarch investment team members responsible for investing in each market and arrives at a decision on whether or not to vote.

RECORDKEEPING AND REPORTING

ISS maintains complete records of all votes cast on behalf of each of Batterymarch's client accounts, including the number of shares held, meeting date, type of meeting, management recommendation, and the rationale for each vote. ISS provides Batterymarch with periodic, customized reports for each client account for which Batterymarch votes proxies.

REQUESTS TO OBTAIN PROXY VOTING INFORMATION

Batterymarch provides proxy voting summary reports to clients for whom we exercise voting responsibility on an annual basis or more frequently, subject to such clients' reporting requirements. Batterymarch is able to provide such reporting either electronically or in hard copy format. Batterymarch also provides a copy of its proxy voting guidelines to clients upon request.

A log of client requests for proxy voting information and details on the fulfillment of those requests is maintained by Batterymarch's Compliance Department.

Client requests for obtaining information about Batterymarch's proxy voting guidelines or information about how Batterymarch voted client securities, if applicable, can be obtained by contacting Batterymarch:

         By mail

         Batterymarch Financial Management, Inc.

         Attention: Compliance Department

         John Hancock Tower

         200 Clarendon Street, 49th Floor

         Boston, Massachusetts   02116

         USA

         By telephone

         (617) 266-8300

                                [GRAPHIC OMITTED]


                     BATTERYMARCH FINANCIAL MANAGEMENT, INC.

                             PROXY VOTING PHILOSOPHY

Batterymarch recognizes that proxy voting is an integral part of its responsibilities as an investment manager. As a general principle, Batterymarch believes proxies should be voted solely in the best interests of its clients. Batterymarch generally votes proxies with a view to enhancing the value of the securities held in client accounts; Batterymarch will generally vote for any proposal that will maximize shareholder wealth or expand shareholder rights, and vote against any proposal that might decrease shareholder wealth or rights.

When Batterymarch is responsible for voting proxies, Batterymarch's policy is generally to vote in accordance with the recommendations of Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance. Voting will normally be conducted in accordance with ISS's standard guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Proxy Voter Services ("PVS"), an independent division of ISS which focuses on the specific concerns of Taft-Hartley plans and which conform to the AFL-CIO voting guidelines. In instances where ISS has not made any recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS's proxy voting guidelines.


                             PROXY VOTING GUIDELINES

In the absence of any specific direction from clients, proxy voting will normally be conducted in accordance with ISS's standard guidelines. The following attachments are concise summaries of ISS's standard proxy voting policy guidelines relating to domestic and global proxies.


              Concise Summary of 2006 U.S. Proxy Voting Guidelines
                 Effective for meetings on or after Feb. 1, 2006
                              Updated Jan. 12, 2006


     1. Auditors
           Ratifying Auditors
           Vote FOR proposals to ratify auditors, unless:
o An auditor has a financial interest in or association with the company, and is therefore not independent;
o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or
o    Fees for non-audit services are excessive.

     2. Board of Directors
           Voting on Director Nominees in Uncontested Elections
           Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:
o        Composition of the board and key board committees;
o        Attendance at board and committee meetings;
o        Corporate governance provisions and takeover activity;

o        Disclosures under Section 404 of the Sarbanes-Oxley Act;
o        Long-term company performance relative to a market and peer index;
o        Extent of the director's investment in the company;
o        Existence of related party transactions;
o        Whether the chairman is also serving as CEO;
o        Whether a retired CEO sits on the board;
o        Number of outside boards at which a director serves.
     WITHHOLD from individual directors who:
o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
o        Sit on more than six public company boards;
o Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).
     WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:
o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;
o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
o The board failed to act on takeover offers where the majority of the shareholders tendered their shares; o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
o        A Russell 3000 company underperformed its industry group
         (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.
     WITHHOLD from inside directors and affiliated outside directors when:
o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
o        The full board is less than majority independent.
     WITHHOLD from the members of the Audit Committee if:
o        The non-audit fees paid to the auditor are excessive;
o A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.
     WITHHOLD from the members of the Compensation Committee if:
o There is a negative correlation between chief executive pay and company performance;
o The company fails to submit one-time transfers of stock options to a shareholder vote;
o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

o        The company has poor compensation practices.
     WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

     Classification/Declassification of the Board
     Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

     Independent Chair (Separate Chair/CEO)
     Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);
o        Two-thirds independent board;
o        All-independent key committees;
o        Established governance guidelines;
o        The company does not under-perform its peers.

     Majority Vote Shareholder Proposals
     Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections).
     Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.
o At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election: Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;
o The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;
o The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;
o An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);
o The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.
 In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

           3. Proxy Contests
     Voting for Director Nominees in Contested Elections
     Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
o Long-term financial performance of the target company relative to its industry;

o        Management's track record;
o        Background to the proxy contest;
o        Qualifications of director nominees (both slates);
o Strategic plan of dissident slate and quality of critique against management;
o        Likelihood that the proposed goals and objectives can be achieved
         (both slates);
o        Stock ownership positions.

     Reimbursing Proxy Solicitation Expenses
     Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

     4. Takeover Defenses
     Poison Pills
     Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
o        Shareholders have approved the adoption of the plan; or
o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
  Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient. Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
o        No lower than a 20 percent trigger, flip-in or flip-over;
o        A term of no more than three years;
o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

     Supermajority Vote Requirements
     Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

     5. Mergers and Corporate Restructurings
     For mergers and acquisitions, evaluate the proposed transaction based on these factors:
o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? o Market reaction - How has the market responded to the proposed deal?
o Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.
o Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?
o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.
o Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?
6.       State of Incorporation Reincorporation Proposals
           Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
7.       Capital Structure Common Stock Authorization
           Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence.

            Issue Stock for Use with Rights Plan
           Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

           Preferred Stock
           Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

           Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8.       Executive and Director Compensation Equity
           Compensation Plans

     Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:
o        The total cost of the company's equity plans is unreasonable;
o The plan expressly permits the repricing of stock options without prior shareholder approval;
o        There is a disconnect between CEO pay and the company's performance;
o The company's three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or
o        The plan is a vehicle for poor pay practices.

     Director Compensation
     Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.
     Vote for the plan if ALL of the following qualitative factors in the board's compensation plan are met and disclosed in the proxy statement:
o Stock ownership guidelines with a minimum of three times the annual cash retainer.
o        Vesting schedule or mandatory holding/deferral period:
         - A minimum vesting of three years for stock options or restricted stock; or
         - Deferred stock payable at the end of a three-year deferral period.
o A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
o        No retirement/benefits and perquisites for non-employee directors; and
o A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

    Disclosure of CEO Compensation-Tally Sheet
    Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

           Employee Stock Purchase Plans--Qualified Plans
           Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:
o Purchase price is at least 85 percent of fair market value; Offering period is 27 months or less; and
o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

           Employee Stock Purchase Plans--Non-Qualified Plans
           Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

o Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
o Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;
o No discount on the stock price on the date of purchase since there is a company matching contribution.

           Option Exchange Programs/Re-pricing Options
           Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

           Severance Agreements for Executives/Golden Parachutes
           Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:
o        A trigger beyond the control of management;
o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
o Change-in-control payments should be double-triggered, i.e., (1) after a change in the company's ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

           9. Corporate Responsibility
           Animal Rights
           Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
o The company is conducting animal testing programs that are unnecessary or not required by regulation;
o The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
o The company has been the subject of recent, significant controversy related to its testing programs. Generally vote FOR proposals seeking a report on the company's animal welfare standards.

           Drug Pricing and Re-importation
           Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
o        The existing level of disclosure on pricing policies;
o        Deviation from established industry pricing norms;
o The company's existing initiatives to provide its products to needy consumers; Whether the proposal focuses on specific products or geographic regions. Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

           Genetically Modified Foods
           Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

           Tobacco
           Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

           Toxic Chemicals
           Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

           Arctic National Wildlife Refuge
           Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:
o New legislation is adopted allowing development and drilling in the ANWR region;
o        The company intends to pursue operations in the ANWR; and
o The company has not disclosed an environmental risk report for its ANWR operations.

           Concentrated Area Feeding Operations (CAFOs)
           Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:
o The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
o        The company does not directly source from CAFOs.

           Global Warming and Kyoto Protocol Compliance
           Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

           Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
o        The company does not maintain operations in Kyoto signatory markets;
o The company already evaluates and substantially discloses such information; or, Greenhouse gas emissions do not significantly impact the company's core businesses.
           Political Contributions Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company's political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

           Link Executive Compensation to Social Performance
           Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

           Outsourcing/Offshoring
           Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

           Human Rights Reports
           Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

           10. Mutual Fund Proxies
           Election of Directors
           Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

           Converting Closed-end Fund to Open-end Fund
           Vote CASE-BY-CASE on conversion proposals, considering the following factors:
o        Past performance as a closed-end fund;
o        Market in which the fund invests;
o        Measures taken by the board to address the discount; and
o Past shareholder activism, board activity, and votes on related proposals.

           Establish Director Ownership Requirement
           Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

           Reimburse Shareholder for Expenses Incurred
           Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

           Terminate the Investment Advisor
           Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:
o        Performance of the fund's net asset value;
o        The fund's history of shareholder relations;
o        The performance of other funds under the advisor's management.




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


2006 Concise Global Proxy Voting Guidelines
Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
o there are concerns about the accounts presented or audit procedures used; or
o the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
o there are serious concerns about the accounts presented or the audit procedures used;
o        the auditors are being changed without explanation; or
o nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company. ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
o there are serious concerns about the statutory reports presented or the audit procedures used;
o questions exist concerning any of the statutory auditors being appointed; or
o the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:
o the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
o        the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.


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

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

Director Elections
Vote FOR management nominees in the election of directors, unless: o Adequate disclosure has not been met in a timely fashion;
o        There are clear concerns over questionable finances or restatements;
o        There have been questionable transactions with conflicts of interest;
o        There are any records of abuses against minority shareholder interests;
         and
o        The board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry. Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Discharge of Board and Management
Vote FOR discharge of the board and management, unless:
o there are serious questions about actions of the board or management for the year in question; or
o        legal action is being taken against the board by other shareholders.
Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis. Vote AGAINST proposals to indemnify auditors.

Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.


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

Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding. Vote FOR specific proposals to increase authorized capital to any amount, unless:
o the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
o the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).
Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BYCASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure. Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid. Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights. Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests. Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:
Vote FOR share repurchase plans, unless:
o        clear evidence of past abuse of the authority is available; or
o        the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased:
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value:
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings:
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:
Vote FOR mergers and acquisitions, unless:
o the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
o the company's structure following the acquisition or merger does not reflect corporate governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:
Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:
Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                      LEGG MASON CHARLES STREET TRUST, INC.

                         Global Opportunities Bond Fund

             Managed by Brandywine Global Investment Management, LLC


       Institutional Class Shares and Financial Intermediary Class Shares


                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 2007




         This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the fund's Prospectus dated August 1, 2007 which has been filed with the U.S. Securities and Exchange Commission ("SEC"). The fund's financial statements, notes thereto and the report of its independent registered public accounting firm are incorporated by reference from the fund's annual report to shareholders into (and are therefore legally part of) this SAI. A copy of the Prospectus or the annual report may be obtained without charge from the fund's distributor, Legg Mason Investor Services, LLC ("LMIS"), by calling 1-877-515-3863.




                        Legg Mason Investor Services, LLC


                                100 Light Street
                                  P.O. Box 1476
                         Baltimore, Maryland 21203-1476
                          (410) 539-0000 (877) 515-3863

                                TABLE OF CONTENTS
                                                                          Page

DESCRIPTION OF THE FUND......................................................1
FUND POLICIES................................................................1
INVESTMENT STRATEGIES AND RISKS..............................................3
ADDITIONAL TAX INFORMATION..................................................26
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................30
VALUATION OF FUND SHARES....................................................32
MANAGEMENT OF THE FUND......................................................35
THE FUND'S INVESTMENT ADVISER AND MANAGER...................................42
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................44
THE FUND'S DISTRIBUTOR......................................................46
CAPITAL STOCK INFORMATION...................................................47
THE CORPORATION'S CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT......47
THE CORPORATION'S LEGAL COUNSEL.............................................48
THE CORPORATION'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............48
FINANCIAL STATEMENTS........................................................48
RATINGS OF SECURITIES......................................................A-1
PROXY VOTING POLICIES......................................................B-1

         No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by any fund or its distributor. The Prospectus and this SAI do not constitute offerings by the fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

                             DESCRIPTION OF THE FUND

         Legg Mason Charles Street Trust, Inc. ("Corporation") is an open-end management investment company that was incorporated in Maryland on January 13, 1998. Prior to April 27, 2001, Legg Mason Charles Street Trust, Inc. was known as "LM Institutional Fund Advisors II, Inc." Global Opportunities Bond Fund (the "fund") is a separate non-diversified series of the Corporation.

                                  FUND POLICIES

         The following information supplements the information concerning the fund's investment objective, policies and limitations found in the Prospectus.

         The fund's investment objective is to maximize total return consisting of income and capital appreciation. The investment objective is non-fundamental and may be changed by the Corporation's Board of Directors ("Board of Directors") without shareholder approval upon 60 days' prior written notice to shareholders.

         The fund has adopted the following fundamental investment limitations that cannot be changed except by a vote of its shareholders.

1. Borrowing: The fund may not borrow money, except (1) in an amount not exceeding 33-1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls;

2. Underwriting: The fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended ("1940 Act"), and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, "1940 Act Laws, Interpretations and Exemptions"). This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act");

3. Loans: The fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;

4. Senior Securities: The fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions;

5. Real Estate: The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;

6. Commodities: The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities;

7. Concentration: The fund may not make any investment if, as a result, the fund's investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

     Although not a part of the fund's fundamental investment limitation on concentration, it is the current position of the SEC staff that a fund's investments are concentrated in an industry when 25% or more of the fund's net assets are invested in issuers whose principal business is in that industry.

         The foregoing fundamental investment limitations may be changed only by "the vote of a majority of the outstanding voting securities" of the fund, a term defined in the 1940 Act to mean the vote (a) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present, or (b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

          Non-Diversified Fund. The fund is non-diversified; however, the fund intends to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), which requires that the fund, among other things, (1) invest no more than 25% of the value of its total assets in securities of any one issuer, and (2) invest at least 50% of the value of its total assets so that (a) no more than 5% of that value is invested in the securities of any one issuer and (b) the fund does not hold more than 10% of the outstanding voting securities of any one issuer. These limits do not apply to cash and cash items, U.S. Government securities or securities of other RICs. These requirements must be satisfied at the close of each quarter of the fund's taxable year.


         Unless otherwise stated, the fund's investment policies and limitations are non-fundamental and may be changed by the Board of Directors without shareholder approval. The following are some of the non-fundamental investment limitations that the fund currently observes:


1. Borrowing: The fund will not borrow for investment purposes in an amount in excess of 5% of its total assets.

2. Illiquid Securities: The fund may invest up to 15% of its net assets in illiquid securities.

3. Short Sales: The fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short). This restriction does not prevent the fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

4. Margin Purchases: The fund may not purchase securities on margin, except that (1) the fund may obtain such short-term credits as are necessary for the clearance of transactions and (2) the fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.


         Except as otherwise stated, if a fundamental or non-fundamental percentage limitation set forth in the Prospectus or this SAI is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in the relevant parameters will not be considered to be outside the limitation. The fund will monitor the level of borrowing and illiquid securities in its portfolio and will make necessary adjustments to maintain the required asset coverage and adequate liquidity.

                         INVESTMENT STRATEGIES AND RISKS

Foreign Securities

         Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers and transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.

         The costs associated with investment in foreign issuers, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the fund are uninvested and no return can be earned thereon. The inability of the fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in liability to the purchaser.


         Since the fund invests in securities denominated in currencies other than the U.S. dollar and since the fund may hold foreign currencies, the fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in the currency exchange rates may influence the value of the fund's shares, and also may affect the value of dividends and interest earned by the fund and gains and losses realized by the fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.


Foreign Currency Exposure

         The fund, under normal circumstances, will invest a substantial portion of its total assets in the securities of foreign issuers which are denominated in foreign currencies and may temporarily hold uninvested cash in bank deposits in foreign currencies. Accordingly, the strength or weakness of the U.S. dollar against such foreign currencies may account for a substantial part of the fund's investment performance. The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the relative movement of interest rates, the pace of business activity in other countries and the U.S. and other economic and financial conditions affecting the world economy.

         A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the fund's holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the fund's net asset value and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of the fund. Moreover, if the value of the foreign currencies in which the fund receives its income falls relative to the U.S. dollar between receipt of the income and its conversion to U.S. dollars, the fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements.

         FOREIGN CURRENCY HEDGING STRATEGIES -- SPECIAL CONSIDERATIONS. The fund may use options and futures contracts on foreign currencies (including the euro), as described above and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which that fund's securities are denominated or to attempt to enhance the fund's return or yield. Currency hedges can protect against price movements in a security that the fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         The fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the fund's adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

         The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

         Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         FORWARD CURRENCY CONTRACTS. The fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         Such transactions may serve as long hedges; for example, the fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, the fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

         The fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. The fund could, in fact, lose money on both legs of the hedge, i.e., between the euro and proxy currency, and between the proxy currency and the dollar.

         The fund also may use forward currency contracts to attempt to enhance return or yield. The fund could use forward currency contracts to increase its exposure to foreign currencies that the fund's adviser believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the fund owned securities denominated in a foreign currency and the fund's adviser believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

         The cost to the fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

         As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the fund might need to purchase or sell foreign currencies in the spot (i.e., cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         Successful use of forward currency contracts depends on an adviser's skill in analyzing and predicting currency values. Forward currency contracts may substantially change the fund's exposure to changes in currency exchange rates and could result in losses to the fund if currencies do not perform as the fund's adviser anticipates. There is no assurance that an adviser's use of forward currency contracts will be advantageous to the fund or that the adviser will hedge at an appropriate time.

Debt Securities

         The fund may invest in the debt securities of governmental or corporate issuers. Corporate debt securities may pay fixed or variable rates of interest. These securities may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock.

         The prices of debt securities fluctuate in response to perceptions of the issuer's creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity the greater are such variations. When interest rates are flat, shorter maturity portfolios generally will not generate as high a level of total return as longer maturity portfolios (assuming that long-term interest rates are higher than short-term, which is commonly the case).

         Many fixed-income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the fund reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

         Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

         The fund may purchase debt securities from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon short notice at any time or prior to specific dates. The inability of the issuer or financial intermediary to repurchase an obligation on demand could affect the liquidity of the fund's portfolio. Frequently, obligations with demand features are secured by letters of credit or comparable guarantees. Floating and variable rate obligations which do not carry unconditional demand features that can be exercised within seven days or less are deemed illiquid unless the Board determines otherwise. The fund's investment in illiquid floating and variable rate obligations would be limited to the extent that it is not permitted to invest more than 15% of the value of its net assets in illiquid investments.

         Fixed-income securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the fund's invest. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

         Generally, debt securities rated below BBB by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or below Baa by Moody's Investors Service, Inc. ("Moody's"), and unrated securities of comparable quality, offer a higher current yield than that provided by higher grade issues, but also involve higher risks. Such securities are commonly referred to as "junk bonds." Debt securities rated C by Moody's and S&P are bonds on which no interest is being paid and that can be regarded as having extremely poor prospects of ever attaining any real investment standing. However, debt securities, regardless of their ratings, generally have a higher priority in the issuer's capital structure than do equity securities. The ratings of S&P and Moody's represent the opinions of those agencies. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. A description of the ratings assigned to corporate debt obligations by Moody's and S&P is included in Appendix A.


         If securities are rated investment grade by one rating organization and below investment grade by others, the fund's investment adviser may rely on the rating that it believes is more accurate and may consider the instrument to be investment grade. The fund's adviser will consider a security's quality and credit rating when determining whether such security is an appropriate investment. Subject to its investment objective, policies and applicable law, the fund may purchase a security with the lowest rating.


         In addition to ratings assigned to individual bond issues, the adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial conditions of the issuer, the size of the offering, the maturity of the obligation and its rating. There may be a wide variation in the quality of bonds, both within a particular classification and between classifications. A bond issuer's obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of bond issuers to meet their obligations for the payment of principal and interest. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the fund's adviser to determine, to the extent possible, that the planned investment is sound.

         If an investment grade security purchased by the fund is subsequently given a rating below investment grade, the adviser will consider that fact in determining whether to retain that security in the fund's portfolio, but is not required to dispose of it.

         RISKS OF LOWER-RATED SECURITIES. A lower-rated debt security may be callable, i.e., subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a debt security held by the fund is called for redemption, the fund will be required to permit the issuer to redeem the security or sell it to a third party. Either of these actions could have an adverse effect on the fund's ability to achieve its investment objective because, for example, the fund may be able to reinvest the proceeds only in securities with lower yields or may receive a price upon sale that is lower than it would have received in the absence of the redemption. If the fund experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the fund's investment portfolio and increasing the exposure of the fund to the risks of lower-rated securities.

         At certain times in the past, the prices of many lower-rated securities declined, indicating concerns that issuers of such securities might experience financial difficulties. At those times, the yields on lower-rated securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur.

         The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold, and may make it difficult for the fund to obtain market quotations daily. If market quotations are not available, these securities will be valued by a method that the Board of Directors believes accurately reflects fair value. Judgment may play a greater role in valuing lower-rated debt securities than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

         Although the prices of lower-rated bonds are generally less sensitive to interest rate changes than are higher-rated bonds, the prices of lower-rated bonds may be more sensitive to adverse economic changes and developments regarding the individual issuer. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

         Adverse economic developments can disrupt the market for lower-rated securities and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. Lower-rated securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates. In addition, the secondary market for lower-rated securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the fund could find it more difficult to sell these securities without adversely affecting the market price, or may be able to sell the securities only at prices lower than if such securities were widely traded.

Short-Term Corporate Debt Securities And Short-Term Instruments

         Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business and statutory trusts, in order to finance their short-term credit needs. Corporate debt securities include commercial paper, which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The fund may invest in foreign corporate debt securities denominated in U.S. dollars or foreign currencies. Foreign debt securities include Yankee dollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on foreign markets).

         The fund also may invest in commercial paper issued in bearer form by banks or bank holding companies and finance companies. The fund may purchase commercial paper issued pursuant to the private placement exemption in Section 4(2) of the 1933 Act. Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. The fund may or may not regard such securities as illiquid, depending on the circumstances of each case.

         Bank obligations in which the fund may invest include certificates of deposit, bankers' acceptances and time deposits in U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System, are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The fund also may invest in certificates of deposit of savings and loan associations (Federally or state chartered and federally insured) having total assets in excess of $1 billion. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a specified interest rate. Certificates of deposit are negotiable short-term obligations issued by banks against funds deposited in the issuing institution. The interest rate on some certificates of deposit is periodically adjusted prior to the stated maturity, based upon a specified market rate. While domestic bank deposits are insured by an agency of the U.S. Government, the fund will generally assume positions considerably in excess of the insurance limits.

         The fund may invest in obligations of domestic or foreign branches of foreign banks and foreign branches of domestic banks. These investments involve risks that are different from investments in securities of domestic branches of domestic banks. These risks include seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect the payment of principal or interest on the bank obligations held by the fund. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Sovereign Debt

         Investments in debt securities issued by foreign governments and their political subdivisions or agencies ("Sovereign Debt") involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the fund may have limited legal recourse in the event of a default.

         Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, holders of commercial bank debt issued by the same sovereign entity may contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

         A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

         The ability of some sovereign debtors to repay their obligations may depend on the timely receipt of assistance from international agencies or other governments, the flow of which is not assured. The willingness of such agencies to make these payments may depend on the sovereign debtor's willingness to institute certain economic changes, the implementation of which may be politically difficult.

         The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the adviser endeavors to manage investments in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the fund to suffer a loss of interest or principal on any of its holdings.

Preferred Stock


         Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.


Convertible Securities

         A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities, but rank senior to common stock in a corporation's capital structure.

         The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that nonconvertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which may be less than the ultimate conversion or exchange value.


         Many convertible securities are rated below investment grade or, if unrated, are considered of comparable quality by the adviser.


         The fund has no current intention of converting or exchanging any convertible securities it may own into equity or holding them as equity upon conversion or exchange, although it may do so for temporary purposes. If a convertible security held by the fund is called for redemption, the fund will be required to convert or exchange it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the fund's ability to achieve its objective.

U.S. Government Obligations And Related Securities

         U.S. Government obligations include a variety of securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government or by various instrumentalities that have been established or sponsored by the U.S. Government. U.S. Treasury securities and securities issued by the Government National Mortgage Association ("GNMA") and Small Business Administration are backed by the "full faith and credit" of the U.S. Government. Other U.S. Government obligations may or may not be backed by the "full faith and credit" of the U.S. Government. In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation (such as the Federal Farm Credit System, the Federal Home Loan Banks, Fannie Mae and Freddie
Mac) for ultimate repayment and may not be able to assert a claim against the U.S. Government itself if the agency or instrumentality does not meet its commitments.

         Participation interests in U.S. Government obligations are pro rata interests in such obligations which are generally underwritten by government securities dealers. Certificates of safekeeping for U.S. Government obligations are documentary receipts for such obligations. Both participation interests and certificates of safekeeping are traded on exchanges and in the OTC market.

         The fund may invest in U.S. Government obligations and related participation interests. In addition, the fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government obligations. Such obligations are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). Custodial receipts generally are not considered obligations of the U.S. Government for purposes of securities laws. Generally, the fund will consider all interest-only or principal-only (See "Mortgage-Related Securities" below) fixed-income securities as illiquid.

Zero Coupon And Pay-In-Kind Bonds

         Corporate debt securities and municipal obligations include so-called "zero coupon" bonds and "pay-in-kind" bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payments of interest. Even though zero coupon and pay-in-kind bonds do not pay current interest in cash, the fund is required to accrue interest income on such investments and may be required to distribute that income at least annually to shareholders. Thus, the fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Fixed-Income Securities Issued By Supranational Organizations

         The fund may invest in fixed-income securities issued by supranational organizations. Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Included among these organizations are the Asian Development Bank, the European Community, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves, and net income.

Indexed Securities

         The fund may purchase various fixed-income and debt securities whose principal value or rate of return is linked or indexed to relative exchange rates among two or more currencies or linked to commodities prices or other financial indicators. Such securities may be more volatile than the underlying instruments, resulting in a leveraging effect on the fund. The value of such securities may fluctuate in response to changes in the index, market conditions, and the creditworthiness of the issuer. These securities may vary directly or inversely with the underlying instruments. The value of such securities may change significantly if their principal value or rate of return is linked or indexed to relative exchange rates involving a foreign currency for which there is not a readily available market.

Inflation-Indexed Securities

         The fund may invest in inflation-indexed bonds, which are freely transferable fixed income securities that are structured to provide protection against inflation. The principal or interest components of an inflation-indexed bond are adjusted periodically according to the general movements of inflation in the country of issue.


         U.S. Treasury Inflation-Indexed Securities are freely transferable inflation-indexed debt securities issued by the U.S. Department of the Treasury that are structured to provide protection against inflation. The U.S. Department of the Treasury currently uses the Consumer Price Index for Urban Consumers, non-seasonally adjusted, as its inflation measure. Interest is calculated on the basis of the adjusted principal value on the payment date. The principal value of Treasury Inflation-Indexed Securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period the fund holds the security, the fund may earn less on it than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though the holders do not receive cash representing the increase at that time. Changes in market interest rates from causes other than inflation will likely affect the market prices of Treasury Inflation-Indexed Securities in the same manner as conventional bonds.


         Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

Foreign Currency Exchange-Related Securities And Warrants

         Foreign currency warrants entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that is inherent in the international fixed income/debt marketplace. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction.

         Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.

         The expiration date of the warrants may be accelerated if the warrants are delisted from an exchange or if their trading is suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political and economic factors.

Mortgage-Related Securities

         Mortgage-related securities provide capital for mortgage loans made to residential homeowners, including securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the fund) by various governmental, government-related and private organizations, such as dealers. The market value of mortgage-related securities will fluctuate as a result of changes in interest rates and mortgage rates. In addition to fixed-rate, fixed-term mortgages, the fund may purchase pools of variable rate mortgages, growing-equity mortgages, graduated-payment mortgages and other types of mortgages.

         Interests in pools of mortgage loans generally provide a monthly payment which consists of both interest and principal payments. In effect these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through" because they entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, such as dealers, create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments with respect to such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the persons creating the pools, the adviser determines that the securities are appropriate investments for the fund. The private mortgage-related securities in which the fund may invest include foreign mortgage pass-through securities ("Foreign Pass-Throughs"), which are structurally similar to the pass-through instruments described above.

         Another type of security representing an interest in a pool of mortgage loans is known as a collateralized mortgage obligation ("CMO"). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker/dealers and government agencies, such as Fannie Mae and Freddie Mac. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, in the event of a bankruptcy or other default of a broker who issued the CMO, the fund could experience both delays in liquidating its position and losses. The fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs.

         The fund also may invest in stripped mortgage-backed securities, which are classes of mortgage-backed securities that receive different proportions of interest and principal distributions from an underlying pool of mortgage assets. These securities are more sensitive to changes in prepayment and interest rates and the market for them is less liquid than is the case for traditional mortgage-backed and other debt securities. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal only or the "PO" class). The yield to maturity of an IO class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the fund purchases an IO and the underlying principal is repaid faster than expected, the fund will recoup less than the purchase price of the IO, even one that is highly rated. Extensions of maturity resulting from increases of market interest rates may have an especially pronounced effect on POs. Most IOs and POs are regarded as illiquid and will be included in the fund's 15% limit on illiquid securities. U.S. Government-issued IOs and POs backed by fixed-rate mortgages may be deemed liquid by the fund's adviser, following guidelines and standards established by the Board of Directors.

         The fund's adviser expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments (for example, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term, fixed-rate mortgages). As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with the fund's investment objective and policies, consider making investments in such new types of securities. The Prospectus will be amended with any necessary additional disclosure prior to the fund's investing in such securities.

         The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the fund may experience a loss (if the price at which the respective security was acquired by the fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the price at which the respective security was acquired by the fund was at a discount from par). In addition, prepayments of such securities held by the fund will reduce the share price of the fund to the extent the market value of the securities at the time of prepayment exceeds their par value, and will increase the share price of the fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates.

         Although the market for mortgage-related securities issued by private organizations is becoming increasingly liquid, such securities may not be readily marketable. The fund will not purchase mortgage-related securities for which there is no established market (including CMOs and direct investments in mortgages as described below) or any other investments which the sub-adviser deems to be illiquid pursuant to criteria established by the Board of Directors if, as a result, more than 15% of the value of the fund's net assets would be invested in such illiquid securities and investments. Government-related organizations that issue mortgage-related securities include GNMA, Fannie Mae and Freddie Mac. Securities issued by GNMA and Fannie Mae are fully modified pass-through securities, i.e., the timely payment of principal and interest is guaranteed by the issuer. Freddie Mac securities are modified pass-through securities, i.e., the timely payment of interest is guaranteed by Freddie Mac, principal is passed through as collected but payment thereof is guaranteed not later than one year after it becomes payable.

Asset-Backed Securities

         Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. The value of such securities partly depends on loan repayments by individuals, which may be adversely affected during general downturns in the economy. Like mortgage-related securities, asset-backed securities are subject to the risk of prepayment. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities, however, is greater than in the case of mortgage-backed securities.

Forward Commitments


         The fund may enter into commitments to purchase U.S. Government securities or other securities on a "forward commitment" basis, including purchases on a "when-issued," a "delayed-delivery" or a "to be announced" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. The fund may sell the securities subject to a forward commitment purchase, which may result in a gain or a loss. When the fund purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitments also involve a risk of loss if the seller fails to deliver after the value of the securities has risen.


         The fund may also enter into a forward commitment to sell only those securities it owns and will do so only with the intention of actually delivering the securities. In a forward sale, the fund does not participate in gains or losses on the security occurring after the commitment date. The fund's custodian will place the securities in a separate account. Forward commitments to sell securities involve a risk of loss if the buyer fails to take delivery after the value of the securities has declined.


         To limit the amount of leverage from forward commitment transactions, the fund will segregate cash or other appropriate liquid securities (or designate these assets on its books as segregated) with a value at least equal to the fund's obligation under the transactions.

Illiquid Investments and Restricted Securities

         The fund may invest up to 15% of its net assets in illiquid investments. For this purpose, "illiquid investments" are those that cannot be sold or otherwise disposed of within seven days for approximately the price at which the fund values the security. Illiquid investments may include repurchase agreements with terms of greater than seven days, restricted securities other than those the fund's adviser has determined are liquid pursuant to guidelines established by the Board of Directors and securities involved in swap, cap, floor and collar transactions, and over-the-counter ("OTC") options and their underlying collateral. Due to the absence of an active trading market, the fund may have difficulty valuing or disposing of illiquid investments promptly. Judgment plays a greater role in valuing illiquid investments than those for which a more active market exists.

         Restricted securities may be sold only in privately negotiated transactions, pursuant to a registration statement filed under the 1933 Act or pursuant to an exemption from registration, such as Rule 144 or Rule 144A under the 1933 Act. The fund may be required to pay part or all of the costs of such registration, and a considerable period may elapse between the time a decision is made to sell a restricted security and the time the registration statement becomes effective.

         SEC regulations permit the sale of certain restricted securities to qualified institutional buyers. The adviser to the fund, acting pursuant to guidelines established by the Board of Directors, may determine that certain restricted securities qualified for trading on this market are liquid. If qualified institutional investors become uninterested in this market for a time, restricted securities in the fund's portfolio may adversely affect the fund's liquidity.

         The assets used as cover for OTC options written by the fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Senior Securities

         The 1940 Act prohibits the issuance of senior securities by a registered open-end fund with one exception. The fund may borrow from banks provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of the fund. The fund's non-bank borrowings for temporary purposes only, in an amount not exceeding 5% of the value of the total assets of the fund at the time the borrowing is made, are not deemed to be an issuance of a senior security.


         There are various investment techniques that may give rise to an obligation of the fund to make a future payment, about which the SEC has stated it would not raise senior security concerns, provided the fund complies with SEC guidance regarding cover for these investment techniques. Such investment techniques include, among other things, when-issued securities, futures and forward contracts, short-options positions, and repurchase agreements.


Securities of Other Investment Companies

         The fund may invest in the securities of other investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies and offshore investment companies. An investment in an investment company involves risks similar to those of investing directly in the investment company's portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

         In addition, investing in the securities of other investment companies involves certain other risks, costs, and expenses for the fund. If the fund invests in another investment company, the fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, which are in addition to the advisory fees and other operational expenses incurred by the fund. In addition, the fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security. An investment in the shares of a closed-end investment company may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the net asset value of the issuers' portfolio securities.

         The fund may also invest in the securities of private investment companies, including "hedge funds." As with investments in other investment companies, if the fund invests in a private investment company, the fund will be charged its proportionate share of the advisory fees including incentive compensation and other operating expenses of such company. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund. In addition, private investment companies are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment companies are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time. Finally, because shares of private investment companies are not publicly traded, a fair value for the fund's investment in these companies typically will have to be determined under policies approved by the Board of Directors.


         The 1940 Act provides that a fund may not purchase or otherwise acquire the securities of other "registered investment companies" (as defined in the 1940 Act) if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund's total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund's total assets. Certain exceptions may be available from these limits such as when the fund invests in an exchange-traded fund or a money-market fund.


         The fund will invest in the securities of other investment companies, including private investment companies, when, in the adviser's judgment, the potential benefits of the investment justify the expense and risk of investing in such investment companies.

Securities of Exchange-Traded Funds

     The fund may invest in the securities of exchange-traded funds ("ETFs"). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the "Underlying Assets"). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based, sector or international index, or to provide exposure to a particular industry sector or asset class. An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

         The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.


         If an ETF is a registered investment company (as defined in the 1940
Act), the limitations applicable to the fund's ability to purchase securities issued by other investment companies will apply.

Repurchase Agreements

         When cash is temporarily available, or for temporary defensive purposes, the fund may invest without limit in repurchase agreements and money market instruments, including high-quality short-term debt securities. A repurchase agreement is an agreement under which either U.S. Government obligations or other high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for the fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. The fund bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The fund will enter into repurchase agreements only with financial institutions determined by its adviser to present minimal risk of default during the term of the agreement.

         Repurchase agreements are usually for a term of one week or less, but may be for longer periods. Repurchase agreements maturing in more than seven days may be considered illiquid. To the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the fund might suffer a loss. If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the fund could be delayed or limited.


         When the fund enters into a repurchase agreement, it will obtain as collateral from the other party securities equal in value to at least the repurchase amount including the interest factor. Such securities will be held for the fund by a custodian bank or an approved securities depository or book-entry system.


         In determining its status as a diversified fund, the fund, in accordance with SEC rules and staff positions, considers investment in a fully collateralized repurchase agreement to be equivalent to investment in the collateral.

Reverse Repurchase Agreements and Dollar Rolls

         A reverse repurchase agreement is a portfolio management technique in which the fund temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the fund agrees to repurchase the instrument at an agreed-upon time (normally within seven days) and price, which includes an amount essentially equivalent to an interest payment.

         The fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio instruments. The fund may also engage in reverse repurchase agreements in order to reinvest the proceeds in other securities or repurchase agreements. Such a use of reverse repurchase agreements would constitute a form of leverage.

         The fund may also enter into dollar roll transactions in which the fund sells a fixed income security for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon, and maturity) securities at an agreed upon future time. By engaging in a dollar roll transaction, the fund forgoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The fund would also be able to invest the proceeds of the securities sold.

         When the fund reinvests the proceeds of a reverse repurchase agreement or dollar roll in other securities, any fluctuations in the market value of either the securities transferred to another party (in the case of a reverse repurchase agreement) the securities purchased for future delivery (in the case of a dollar roll) or the securities in which the proceeds are invested (in either case) would affect the market value of the fund's assets. As a result, such transactions could increase fluctuation in the fund's net asset value. If the fund reinvests the proceeds of the agreement or dollar roll at a rate lower than the cost of the agreement or dollar roll, engaging in the agreement or dollar roll will lower the fund's yield.

         To avoid potential leveraging effects of reverse repurchase agreements and dollar rolls, the fund will segregate cash or other appropriate liquid securities with a value at least equal to the fund's obligation under the agreements or dollar rolls.

         The fund will not engage in reverse repurchase agreements if its total borrowings exceed 33 1/3% of its total assets.

Options, Futures And Other Strategies


         GENERAL. The fund may invest in certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to enhance its income or yield, as a substitute for investing directly in a security or other asset, or to attempt to hedge its investments. The strategies described below may be used in an attempt to manage the fund's foreign currency exposure (including exposure to the euro) as well as other risks of the fund's investments that can affect its net asset value. The fund's adviser may determine not to hedge particular risks, and the fund may be completely unhedged at any point in time. The fund may utilize futures contracts and options to a limited extent. Specifically, the fund may enter into futures contracts and related options provided that not more than 15% of its net assets are required as a futures contract deposit and/or premium. Because of the leverage that may be provided to the fund, investments in Financial Instruments may be more volatile than a direct investment in the underlying security or other asset.


         As an operating policy, the fund will only purchase or sell a particular Financial Instrument if the fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since the fund is authorized to invest in foreign securities, the fund may purchase and sell foreign currency (including euro) derivatives.

         Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund's portfolio. Thus, in a short hedge the fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

         Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the fund does not own a corresponding security and, therefore, the transaction does not relate to a security the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund's portfolio is the same as if the transaction were entered into for speculative purposes.

         Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

         The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, the fund's ability to use

Financial Instruments may be limited by tax considerations. See "Additional Tax Information."

         In addition to the instruments, strategies and risks described below, the advisers expect to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The advisers may utilize these opportunities to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The fund's Prospectus or this Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

         SPECIAL RISKS. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

     (1) Successful use of most Financial Instruments depends upon an adviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

     (2) There might be an imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

         Because there is a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the fund's current or anticipated investments exactly. The fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the fund entered into a short hedge because its adviser projected a decline in the price of a security in the fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

     (4) As described below, the fund might be required to maintain segregated assets as "cover," or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

     (5) The fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the fund.


         COVER. Transactions using Financial Instruments, other than purchased options, expose the fund to an obligation to another party. The fund will not enter into any such transactions unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account, or designated on the fund's books as segregated for this purpose, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in the prescribed amount as determined daily.


         Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the fund's assets for cover or segregation could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

         OPTIONS. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

         The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would suffer a loss.

         Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Investments."

         Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Investments."

         The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

         The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the fund to realize profits or limit losses on an option position prior to its exercise or expiration.

         A type of put that the fund may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives the fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

         The fund may purchase and write covered straddles on securities, currencies or bond indices. A long straddle is a combination of a call and a put option purchased on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call. The fund would enter into a long straddle when its adviser believes that it is likely that interest rates or currency exchange rates will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and a put written on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call. In a covered short straddle, the same issue of security or currency is considered cover for both the put and the call that the fund has written. The fund would enter into a short straddle when the adviser believes that it is unlikely that interest rates or currency exchange rates will be as volatile during the term of the options as the option pricing implies. In such cases, the fund will segregate cash and/or appropriate liquid securities equivalent in value to the amount, if any, by which the put is "in-the-money," that is, the amount by which the exercise price of the put exceeds the current market value of the underlying security. Straddles involving currencies are subject to the same risks as other foreign currency options.

         RISKS OF OPTIONS ON SECURITIES. Options offer large amounts of leverage, which will result in the fund's net asset value being more sensitive to changes in the value of the related instrument. The fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

         The fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the fund might be unable to close out an OTC option position at any time prior to its expiration.

         If the fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing transaction for a covered call option written by the fund could leave the fund unable to prevent material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.


         OPTIONS ON INDICES. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When the fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund's exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

         RISKS OF OPTIONS ON INDICES. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

         Even if the fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the fund as the call writer will not learn that the fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If the fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

         OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Assets used as cover for OTC options may be considered illiquid as described under "Illiquid Investments and Restricted Securities."


         Generally, OTC foreign currency options used by the fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

         In addition, futures strategies can be used to manage the average duration of the fund's fixed-income portfolio. If an adviser wishes to shorten the average duration of the fund's fixed-income portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If an adviser wishes to lengthen the average duration of the fund's fixed-income portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the fund's obligations to or from a futures broker. When the fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to segregate cash or securities (or designate these assets on its books as segregated).


         RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by an adviser may still not result in a successful transaction. An adviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

         INDEX FUTURES. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the fund has sold index futures contracts to hedge against decline in the market, the overall market may advance and the value of the particular securities held in the portfolio may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

         Where index futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

                                    * * * * *

         To the extent that the fund enters into futures contracts, options on futures contracts and/or options on foreign currencies traded on a CFTC-regulated exchange that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

         COMBINED POSITIONS. The fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         TURNOVER. The fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

         SWAPS, CAPS, FLOORS AND COLLARS. The fund may enter into swaps, caps, floors, and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and a floor.

         Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the fund's investments and its share price and yield because, and to the extent, these agreements affect the fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

         Swap agreements will tend to shift the fund's investment exposure from one type of investment to another. For example, if the fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

         The creditworthiness of firms with which the fund enters into swaps, caps, floors, or collars will be monitored by its adviser. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

         The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the fund's custodian that satisfies the requirements of the 1940 Act. The fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the fund. The advisers and the fund believes that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the fund's borrowing or the restriction on senior securities. The fund understands that the position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid investments. See "Illiquid and Restricted Investments."

                           ADDITIONAL TAX INFORMATION

         The following is a general summary of certain federal tax considerations affecting the fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information regarding any federal, state, local or foreign taxes that may apply to them.

General


         To qualify for treatment as a RIC under the Code, the fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income, the excess of net short-term capital gain over net long-term capital loss, and any net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers the fund controls that are determined to be engaged in the same, similar or related trades or businesses.


         By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If the fund failed to qualify for that treatment for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (taxable as ordinary income, except that, for individual shareholders, the part of those dividends that is "qualified dividend income" (as described in the Prospectus) is taxable as net capital gain, at a maximum federal income tax rate of 15%) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         The fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and Other Distributions and Redemption of Shares

         Dividends and other distributions the fund declares in December of any year that are payable to its shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if the fund pays the distributions during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

         A portion of the dividends from the fund's investment company taxable income (whether paid in cash or reinvested in fund shares) may be eligible for
(1) the 15% maximum rate of federal income tax applicable to "qualified dividend income" that individual shareholders receive in taxable years beginning before January 1, 2011 and (2) the dividends-received deduction allowed to corporations. The eligible portion for purposes of the 15% rate may not exceed the aggregate dividends the fund receives from most domestic corporations and certain foreign corporations, whereas only dividends the fund receives from domestic corporations are eligible for purposes of the dividends-received deduction. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. The fund's distributions of net capital gain ("capital gain distributions") do not qualify for the dividends-received deduction.

         If fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         Capital gain distributions the fund makes that are attributable to any net capital gain it recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2011, will be subject to federal income tax at a maximum rate of 15% for individual shareholders. In addition, any capital gain an individual shareholder realizes on a redemption before that date of his or her fund shares held for more than one year will qualify for that maximum rate.

Foreign Securities

         FOREIGN TAXES. Dividends and interest the fund receives, and gains it realizes, from foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         If more than 50% of the value of the fund's total assets at the close of any taxable year consists of securities of foreign corporations, the fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. Pursuant to any such election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend the fund paid that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) either use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax, or alternatively, deduct the foreign taxes deemed paid by the shareholder in computing the shareholder's taxable income. If the fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes it paid and its income from sources within foreign countries and U.S. possessions. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may make an election that would enable them to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

         PASSIVE FOREIGN INVESTMENT COMPANIES. The fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate applicable to individuals' "qualified dividend income."

         If the fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the QEF did not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.


         The fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the fund's adjusted basis therein as of the end of that year. Pursuant to the election, the fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included in income for prior taxable years under the election. The fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.


         FOREIGN CURRENCIES. Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of a debt security denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to fluctuations in exchange rates between the time the fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders, as ordinary income, rather than affecting the amount of its net capital gain.

Options, Futures and Forward Currency Contracts

         The use of Financial Instruments, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations) -- and gains from options, futures and forward currency contracts the fund derives with respect to its business of investing in securities or foreign currencies -- will be treated as qualifying income under the Income Requirement.

         Some futures, foreign currency contracts and "non-equity" options (i.e., certain listed options, such as those on a "broad-based" securities index) in which the fund may invest will be subject to section 1256 of the Code

("section 1256 contracts"). Any section 1256 contracts the fund holds at the end of its taxable year, other than contracts with respect to which it has made a "mixed straddle" election, must be "marked-to-market" (that is, treated as having been sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on those deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount the fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the fund recognizes, without in either case increasing the cash available to it. The fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

         When a covered call option written (sold) by the fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by the fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

         Code section 1092 (dealing with straddles) also may affect the taxation of Financial Instruments in which the fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are positions in personal property. Under section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to a transaction where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the fund of straddle transactions are not entirely clear.

Other


         If the fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract the fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).


Original Issue Discount and Pay-In-Kind Securities

         The fund may purchase zero coupon or other debt securities issued with original issue discount ("OID"). As a holder of those securities, the fund must include in its income the OID that accrues thereon during the taxable year, even if it receives no corresponding payment on the securities during the year. Similarly, the fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because the fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund may realize capital gains or losses from those dispositions, which would increase or decrease its investment company taxable income and/or net capital gain.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         If your check to purchase shares is not honored by the institution on which it is drawn, you may be subject to extra charges in order to cover collection costs. These charges may be deducted from your shareholder account.

Systematic Withdrawal Plan

         The Systematic Withdrawal Plan is available to those shareholders who own shares directly with the fund, excluding those shares held in individual retirement accounts ("IRAs") or Coverdell Education Savings Accounts ("Coverdell ESAs"). You should contact your financial adviser to determine if it offers a similar service.


         Certain shareholders with an initial net asset value of $1,000,000 or more may be eligible to participate in the fund's Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account - redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests must be made in writing to Legg Mason Investor Services - Institutional to participate in, change or discontinue the Systematic Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying Legg Mason Investor Services - Institutional. The fund, its transfer agent, and Legg Mason Invesetor Services - Institutional also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.


         The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified.

         Redemptions will be made at the net asset value per share determined as of the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor. If the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the close of regular trading on the Exchange on the next day the Exchange is open. If the redemption option designated is the last day of the month and the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the previous day the Exchange was open.

         Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

         Ordinarily, you should not purchase additional shares of the fund in which you have an account if you maintain a Systematic Withdrawal Plan, because there are tax disadvantages associated with such purchases and withdrawals. The fund will not knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals.

Other Information Regarding Redemptions

         The fund reserves the right to modify or terminate the wire or telephone redemption services described in the Prospectus and this SAI at any time.

         The date of a payment for redemption may not be postponed for more than seven days, and the right of redemption may not be suspended by the fund or its distributor, except (i) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), (ii) when trading in markets the fund normally utilizes is restricted, or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the fund's investments or determination of its net asset value not reasonably practicable, or (iii) for such other periods as the SEC by regulation or order may permit for protection of the fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

Redemption Fee

         There is a 2% redemption fee charged for redemptions within 60 days of purchase of the fund's shares. The redemption fee is paid to the fund to reimburse it for transaction costs it incurs entering into positions in foreign securities and liquidating them in order to fund redemptions. Clients of certain financial intermediaries that maintain omnibus accounts with the fund's transfer agent may obtain shares through those financial intermediaries. Such financial intermediaries may receive payments from the fund's distributor for account servicing, and may receive payments from their clients for other services performed. Investors may be able to purchase shares from LMIS without receiving or paying for such other services.

Redemption In-Kind

         The fund reserves the right, under certain conditions, to honor any request for a redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the fund's net asset value per share. Because redemption in-kind may be used at times of unusual illiquidity in the markets, these valuation methods may include fair value estimations. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash and the market price of those securities will be subject to fluctuation until they are sold. The fund does not redeem "in-kind" under normal circumstances, but would do so where the adviser determines that it would be in the best interests of the fund's shareholders as a whole. A redemption in-kind may be considered the sale of securities by the fund to the party receiving the securities (except for tax purposes). Redemptions in-kind will not be done with LMIS or other affiliated persons of the fund except as permitted by SEC rules or orders, or other interpretive guidance from regulators.

Shares Purchased and Redeemed Through Another Securities Dealer or Other Financial Intermediary

         The fund has authorized one or more financial service institutions to receive on its behalf purchase and redemption orders. Such financial service institutions are authorized to designate plan administrator intermediaries to receive purchase and redemptions orders on the fund's behalf. The fund will be deemed to have received a purchase or redemption order when an authorized financial services institution or, if applicable, a financial services institution's authorized designee, receives the order. Orders will be priced at the fund's net asset value next computed after they are received by an authorized trust company or the financial services institution's authorized designee and accepted by the fund.


Transferring Legg Mason Fund Shares to Another Securities Dealer or Other Financial Intermediary



          You may transfer fund shares only to an account with another securities dealer or other financial intermediary that has entered into an agreement with the distributor or one of its affiliates with respect to the fund. Some dealers and intermediaries may have agreements with LMIS or one of its affiliates with respect to some funds and not others. Depending on the dealer or intermediary to which you transfer the shares, certain shareholder services may not be available for the transferred shares. After the transfer, you may purchase additional fund shares. All future trading of fund shares is subject to the rules of the dealer or intermediary and its continued agreement with the distributor that permits such trading.



         You should contact your securities dealer, financial intermediary or the fund for further information on transferring fund shares.

                            VALUATION OF FUND SHARES


         Pricing of fund shares will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The methods used by the pricing service and the quality of the valuations so established are reviewed by the adviser under the general supervision of the Board of Directors.

         Equity securities traded on national securities exchanges are normally valued at the last quoted sales price, except securities traded on The Nasdaq Stock Market, Inc. ("Nasdaq") which are normally valued in accordance with the Nasdaq Official Closing Price. Over the counter securities are normally valued at the mean between the latest bid and asked prices. Fixed income securities are normally valued at the bid price. Premiums received on the sale of put and call options are included in the net asset value of each class, and the current market value of options sold by the fund will be subtracted from the net assets of each class.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. Foreign currency exchange rates are generally determined prior to the close of trading on the Exchange. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the Exchange. Such significant events can include changes in the price levels of securities markets, including the United States securities markets, occurring after the close of the foreign securities markets on which the securities trade. The use of fair value pricing by the fund is intended to eliminate pricing inaccuracies which can occur based on significant events occurring between the time of the closing of a foreign market on which securities trade and the time when the net asset value of the fund is calculated.

         In cases where securities are traded on more than one market, the securities are generally valued on the market considered by the fund's adviser as the primary market. Foreign currency exchange transactions of the fund occurring on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Securities trading in emerging markets may not take place on all days on which the Exchange is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the Exchange is not open.

Disclosure of Portfolio Holdings

          The Board of Directors has adopted the following policy with respect to the disclosure of the fund's portfolio holdings. The Board of Directors believes the policy is in the best interests of the fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about the fund's portfolio holdings and the need to protect the fund from potentially harmful disclosures. The extent of these disclosures and when they will be made was reviewed and approved by the Board of Directors upon the recommendations of the adviser. The Board of Directors will be provided with reports regarding any determinations made by the Chief Legal Officer pursuant to the policy and any other material issues arising under the policy and can exercise oversight over the operation of the policy.

         Policy. Except as described below, no portfolio holdings information of the fund shall be provided to any individual, investor, or other person or entity unless specifically authorized by the Chief Legal Officer or a person authorized by the Chief Legal Officer.

         Public Disclosure of Portfolio Holdings. The fund distributes complete portfolio holdings information to its shareholders through semi-annual and annual reports first mailed to shareholders within sixty days after period end. Such semi-annual and annual reports are also made available to the public through postings at the same time on the fund's website at http://investorservices.leggmason.com/pub/pageserv/bwgobf Additionally, complete portfolio holdings information is filed with the SEC on Form N-Q for the first and third quarters of the fund's fiscal year. The fund's reports and its Form N-Q filings will be available at the website of the SEC at www.sec.gov.

         Complete portfolio holdings information as of quarter-end may be disclosed no sooner than the last business day of the month following such quarter-end, provided that such information has been made available to the public through postings on the fund's website at least one day previously.

         Partial information concerning the fund's portfolio holdings (such as top ten holdings) may be provided to shareholders and other persons in fact sheets and other formats on a monthly or quarterly basis no sooner than 11 business days after quarter or month end, provided that such information has been made available to the public through postings on the fund's website at least one day previously.

         Complete or partial portfolio holdings information may be included in responses to Requests for Proposal, Pitch Books or similar marketing materials, provided that such information is based only on the latest portfolio holdings information publicly available in accordance with the fund's policy.


         Non-Public Dissemination of Portfolio Holdings Information. From time to time, it may be necessary to disclose portfolio holdings that are not publicly available, to certain third parties. Such entities may be provided with information more current than the latest publicly-available portfolio holdings only if the Chief Legal Officer determines that 1) more current information is necessary in order for the third party to complete its task, 2) the fund has a legitimate need for disclosing the information, and 3) the third party has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s), and not to trade securities on the basis of the information. No consideration may be received by any party for providing non-public portfolio holdings information to any third party, except consideration received by the fund in connection with the services being provided to it by the third party which receives the non-public information. The adviser and its affiliates shall not be deemed to have received consideration solely by the fact that services provided to the fund may result in sales of fund shares.


         At the present time the fund has ongoing arrangements with the following parties to provide them with non-public portfolio holdings information:

         Service Providers:

         State Street Bank and Trust Company - Information is provided daily with no time lag.

         PricewaterhouseCoopers LLP - Information is provided as needed with no time lag.


         Kirkpatrick & Lockhart Preston Gates Ellis LLP - Information is provided with Board of Directors materials approximately four to six weeks after quarter-end and may be provided at other times as needed with no time lag.


         Other Third Parties:

         Lipper Analytical Services Corporation - Information is provided quarterly with a time lag of five business days.

         FactSet Research Systems, Inc. - Information is provided daily with no time lag.

         Institutional Shareholder Services - Information is provided daily with no time lag.

         Emerging Portfolio Fund Research, Inc. - Information is provided monthly with no time lag.

         Macgregor Professional Services - Information is provided as needed with no time lag.

         In all cases, the party receiving the information has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

         Additionally, the fund may occasionally reveal certain of its current portfolio holdings information to broker-dealers in connection with that broker-dealer executing securities transactions on behalf of the fund. In such a case, the fund does not enter into a formal confidentiality agreement with the broker-dealer but relies on the broker-dealer's obligations based on statutes, rules, and fiduciary obligations, not to trade based on the information or otherwise use it improperly. The fund would not continue to conduct business with a broker-dealer whom the adviser believed was misusing the disclosed information.

         The Board of Directors, officers, and certain LMIS employees, including the funds accounting, legal, compliance, marketing, administrative personnel and members of certain LMIS committees or groups, have access to the fund's portfolio holdings information prior to the time it is made public. All such persons are subject to a Code of Ethics that requires that portfolio holdings information be kept confidential and that they not trade securities on the basis of such information.

         The fund may also provide certain information (other than complete portfolio holdings) as set forth in paragraphs 1 and 2 below that is related to the fund's portfolio holdings or derived from the fund's portfolio holdings to individual and institutional shareholders, prospective shareholders, intermediaries working on behalf of these persons (including consultants and fiduciaries of 401(k) plans), and the media even if the information has not been made publicly available on the Legg Mason Funds' website or in other published form, so long as the Chief Legal Officer determines that the fund has a legitimate business purpose for disclosing the information and the dissemination cannot reasonably be seen to give the recipient an advantage in trading fund shares or in any other way harm the fund or its shareholders.

1- A small number of portfolio holdings (including information that the fund no longer holds a particular security). However, information about a security may not be released if it could reasonably be seen to interfere with the current or future purchase or sale activities of the fund or is contrary to applicable law. In this respect, information about intended or ongoing transactions may not be released. However, such disclosure may not be made pursuant to ongoing arrangements with third parties to make such information available.

2- General information about the portfolio holdings that cannot be used to determine the fund's portfolio holdings or any portion thereof. This would include such characteristics of the fund as portfolio volatility, median capitalization, percentages of international and domestic securities, sector allocations, yields, performance attribution, types of bonds, term structure exposure, bond maturities, and duration.

         The Chief Legal Officer may authorize another person to make the determinations required under this policy. If consistent with the best interests of the fund and its shareholders, such determinations (whether made by the Chief Legal Officer or his/her designee) do not necessarily need to be made each time the information is disclosed. For example, such determinations may be made with respect to general categories or information or a particular type of information disclosed to a particular third party or category of third party.


                             MANAGEMENT OF THE FUND


         Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad oversight over its affairs. The Corporation's officers manage the day-to-day operations of the Corporation under the general direction of the Board of Directors.


         The standing committees of the Board of Directors include an Audit Committee, a Nominating Committee and an Independent Directors Committee. All directors who are not "interested persons" of the Corporation, as defined in the 1940 Act, are members of all three committees.


         The Audit Committee meets at least twice a year with the Corporation's independent registered public accounting firm and officers to consider issues relating to the accounting principles used by the Corporation, the auditor's assessment of the adequacy of internal controls, the qualifications and fees of the independent registered public accounting firm, the scope of the audit services and any permissible non-audit services for which they are retained, the results of the audit and other matters. The Nominating Committee meets as necessary to review and nominate candidates for positions as directors, to fill vacancies on the Board of Directors, and to evaluate the performance of directors. The selection and nomination of candidates to serve as independent directors to the Corporation is committed to the discretion of the Corporation's current directors who are not interested persons of the Corporation ("Independent Directors"). The Independent Directors Committee considers matters related to fund operations and oversees issues related to the independent directors. In 2006, the Audit Committee met five times, the Nominating Committee did not meet and the Independent Directors Committee met six times.


         The tables below provide information about the Corporation's directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary. The Nominating Committee will accept recommendations for nominations from any source it deems appropriate. Shareholders may forward recommendations to the Fund Secretary at the above address.

INDEPENDENT DIRECTORS:

                                Term of
           Name,               Office and   Number of Funds in             Other
    (Year of Birth) and        Length of       Fund Complex            Directorships             Principal Occupation(s)
 Position with Corporation    Time Served(1)     Overseen                  Held                 During the Past Five Years
----------------------------- ------------- -------------------- -------------------------- ----------------------------------------
----------------------------- ------------- -------------------- -------------------------- ----------------------------------------

Hearn, Ruby P.                 Since 2004           16                     None             Senior Vice President Emerita of The
(1940)                                                                                      Robert Wood Johnson Foundation
Director                                                                                    (non-profit) since 2001.  Formerly:
                                                                                            Senior Vice President of The Robert Wood
                                                                                            Johnson Foundation (1996-2001).

Lehman, Arnold L.              Since 2001           16                     None             Director of the Brooklyn Museum since
(1944)                                                                                      1997; Trustee of American Federation of
Lead Independent Director                                                                   Arts since 1998.  Formerly: Director of
                                                                                            The Baltimore Museum of Art (1979-1997).

Masters, Robin J. W.           Since 2002           16              Director of Cheyne      Retired. Formerly:  Chief Investment
(1955)                                                             Capital International    Officer of ACE Limited (insurance)
Director                                                            Limited (investment     (1986-2000).
                                                                      advisory firm).

McGovern, Jill E.              Since 2001           16                     None             Senior Consultant, American Institute
(1944)                                                                                      for Contemporary German Studies (AICGS)
Director                                                                                    since 2007.  Formerly:  Chief Executive
                                                                                            Officer of The Marrow Foundation
                                                                                            (non-profit) (1993-2007).  Executive
                                                                                            Director of the Baltimore International
                                                                                            Festival (1991 - 1993); Senior Assistant
                                                                                            to the President of The Johns Hopkins
                                                                                            University (1986-1990).

Mehlman, Arthur S.             Since 2002    Director/Trustee      Director of Municipal    Retired.  Formerly:  Partner, KPMG LLP
(1942)                                       of all Legg Mason     Mortgage & Equity, LLC.  (international accounting firm)
Director                                      funds consisting                              (1972-2002).
                                             of 16 portfolios;
                                             Director/Trustee
                                               of the Royce
                                              Family of Funds
                                             consisting of 25
                                                portfolios.


                                                36


O'Brien, G. Peter              Since 2001    Director/Trustee     Director of Technology    Retired. Trustee Emeritus of Colgate
(1945)                                       of all Legg Mason   Investment Capital Corp.   University; Board Member, Hill House,
Director                                     funds consisting                               Inc. (residential home care); Board
                                             of 16 portfolios;                              Member, Bridges School (pre-school).
                                             Director/Trustee                               Formerly: Managing Director, Equity
                                               of the Royce                                 Capital Markets Group of Merrill Lynch
                                              Family of Funds                               & Co. (1971-1999).
                                             consisting of 25
                                                portfolios.

Rowan, S. Ford                 Since 2002           16                     None             Chairman, National Center for Critical
(1943)                                                                                      Incident Analysis, National Defense
Director                                                                                    University,  since 2004; Director of
                                                                                            Santa Fe Institute (scientific research
                                                                                            institute) since 1999. Formerly:
                                                                                            Consultant, Rowan & Blewitt Inc.
                                                                                            (management consulting);

Tarola, Robert M.              Since 2004           16                     None             Senior Vice President and Chief
(1950)                                                                                      Financial Officer of W. R. Grace & Co.
Director                                                                                    (specialty chemicals) since 1999.
                                                                                            Member, Standing Advisory Group of the
                                                                                            Public Company Accounting Oversight
                                                                                            Board since 2007. Formerly: Chief
                                                                                            Financial Officer of MedStar Health,
                                                                                            Inc. (healthcare) (1996-1999); Partner,
                                                                                            Price Waterhouse, LLP (accounting and
                                                                                            auditing)  (1984-1996).


INTERESTED DIRECTORS:
                                Term of
           Name,               Office and   Number of Funds in             Other
    (Year of Birth) and        Length of       Fund Complex            Directorships              Principal Occupation(s)
 Position with Corporation    Time Served(1)     Overseen                  Held                  During the Past Five Years
----------------------------- ------------- -------------------- -------------------------- ----------------------------------------
----------------------------- ------------- -------------------- -------------------------- ----------------------------------------

Curley Jr., John F.            Since 2001           16                     None             Chairman of the Board of all Legg Mason
(1939)                                                                                      Funds. Formerly:  Vice Chairman and
Chairman and Director                                                                       Director of Legg Mason, Inc. and Legg
                                                                                            Mason Wood Walker, Incorporated
                                                                                            (1982-1998); Director of Legg Mason Fund
                                                                                            Adviser, Inc. (1982-1998) and Western
                                                                                            Asset Management Company (1986-1998)
                                                                                            (each a registered investment adviser).


                                                37


Fetting, Mark R.               President       President and               None             Senior Executive Vice President of Legg
(1954)                         since 2001    Director/Trustee                               Mason, Inc., Director and/or officer of
President and Director        and Director   of all Legg Mason                              various Legg Mason, Inc. affiliates
                               since 2002    funds consisting                               since 2000.  Formerly: Division
                                             of 16 portfolios;                              President and Senior Officer of
                                             Director/Trustee                               Prudential Financial Group, Inc. and
                                               of the Royce                                 related companies, including fund boards
                                              Family of Funds                               and consulting services to subsidiary
                                             consisting of 25                               companies (1991-2000); Partner,
                                                portfolios.                                 Greenwich Associates (financial
                                                                                            consulting); Vice President, T. Rowe
                                                                                            Price Group, Inc.

EXECUTIVE OFFICERS:
                                Term of
           Name,               Office and   Number of Funds in             Other
    (Year of Birth) and        Length of       Fund Complex            Directorships              Principal Occupation(s)
 Position with Corporation    Time Served(1)     Overseen                  Held                  During the Past Five Years
----------------------------- ------------- -------------------- -------------------------- ----------------------------------------
----------------------------- ------------- -------------------- -------------------------- ----------------------------------------

Karpinski, Marie K.            Since 2001           16                     None             Vice President and Chief Financial
(1949)                                                                                      Officer of all Legg Mason Funds.  Vice
Vice President and                                                                          President and Treasurer of Legg Mason
Chief Financial Officer                                                                     Fund Adviser, Inc.; Vice President and
                                                                                            Principal Financial and Accounting
                                                                                            Officer of Western Asset Funds, Inc.,
                                                                                            Western Asset Income Fund, Western Asset
                                                                                            Premier Bond Fund; Treasurer and
                                                                                            Principal Financial and Accounting
                                                                                            Officer of Western Asset/Claymore U.S.
                                                                                            Treasury Inflation Protected Securities
                                                                                            Fund (2003-present), and Western
                                                                                            Asset/Claymore U.S. Treasury Inflation
                                                                                            Protected Securities Fund 2
                                                                                            (2004-present).

Merz, Gregory T.               Since 2003           16                     None             Vice President and Deputy General
(1958)                                                                                      Counsel of Legg Mason, Inc. since 2003.
Vice President and Chief                                                                    Formerly: Associate General Counsel,
Legal Officer                                                                               Fidelity Investments (1993-2002).

Ted P. Becker                  Since 2007           16                     None             Director of Global Compliance at Legg
(1951)                                                                                      Mason (2006 to present); Managing
Vice President and Chief                                                                    Director of Compliance at Legg Mason &
Compliance Officer                                                                          Co. (2005 to present); Chief Compliance
                                                                                            Officer with certain mutual funds
                                                                                            associated with Legg Mason & Co.
                                                                                            (since 2006); Chief Compliance Officer
                                                                                            of LMPFA and certain affiliates;
                                                                                            Managing Director of Compliance at CAM
                                                                                            (2002 to 2005). Prior to 2002, Managing
                                                                                            Director-Internal Audit & Risk Review at
                                                                                            Citigroup Inc.
                                                38


Wachterman, Richard M.         Since 2004           16                     None             Associate General Counsel of Legg Mason,
(1947)                                                                                      Inc. since 2004.  Formerly:  Managing
Secretary                                                                                   Director, Victory Capital Management,
                                                                                            Inc. (investment management)
                                                                                            (1993-2003).

Hughes, Wm. Shane              Since 2006           12                     None             Assistant Vice President and Manager,
(1968)                                                                                      Funds Accounting of Legg Mason & Co.,
Treasurer                                                                                   LLC since 2005. Formerly: Assistant Vice
                                                                                            President of Legg Mason Wood Walker,
                                                                                            Incorporated (2002-2005) and Manager,
                                                                                            Funds Accounting, Legg Mason Wood
                                                                                            Walker, Incorporated (1997-2005).

(1) Officers of the Corporation are elected to serve until their successors are elected and qualified. Directors of the Corporation serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.


         Mr. Curley and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of the Corporation on the basis of their employment with the fund's adviser or its affiliated entities (including the fund's principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

         The following table shows each director's ownership of all the Legg Mason funds served by the director as of December 31, 2006.



                                         Dollar Range of Equity Securities in          Aggregate Dollar Range
                                                      Legg Mason                          of Shares in the
                                                Classic Valuation Fund                    Legg Mason Funds
           Name of Director                                                               Owned by Director
INDEPENDENT DIRECTORS:
Hearn, Ruby P.                                           None                              Over $100,000
Lehman, Arnold L.                                        None                              Over $100,000
Masters, Robin J.W.                                      None                              Over $100,000


                                       39


McGovern, Jill E.                                        None                              Over $100,000
Mehlman, Arthur S.                                       None                              Over $100,000
O'Brien, G. Peter                                        None                              Over $100,000
Rowan, S. Ford                                           None                              Over $100,000
Tarola, Robert M.                                        None                              Over $100,000

INTERESTED DIRECTORS:
Curley, John F., Jr.                                     None                              Over $100,000
Fetting, Mark R.                                         None                              Over $100,000



            The following table provides certain information relating to the compensation of the Corporation's directors.

            None of the Legg Mason Funds has any retirement plan for its directors. However, each director may participate in a deferred compensation plan as discussed below.




   Name of Person and Position            Aggregate                   Total                  Total Compensation
                                     Compensation from      Compensation from Legg          from Fund Complex***
                                        Corporation*             Mason Funds**

INDEPENDENT DIRECTORS:

 Hearn, Ruby P. -                        $8,156****                 $120,000                      $120,000
 Director

 Lehman, Arnold L. -                     $9,521****                 $139,250                      $139,250
 Director

 Masters, Robin J.W. -                     $8,156                   $121,250                      $121,250
 Director

 McGovern, Jill E. -                     $8,120****                 $121,250                      $121,250
 Director

 Mehlman, Arthur S. -                      $8,922                   $131,250                      $223,500
 Director

 O'Brien, G. Peter -                     $8,120****                 $120,000                      $212,250
 Director

 Rowan, S. Ford -                          $8,156                   $121,250                      $121,250
 Director

 Tarola, Robert M. -                       $8,156                   $121,250                      $121,250
 Director

 INTERESTED DIRECTORS:

Curley, John F., Jr. -                    None                      None                          None
Chairman of the Board
and Director


                                       40


Fetting, Mark R. -                        None                      None                          None
Director

* Represents compensation paid to the directors for the fiscal period ended March 31, 2007.

** Represents aggregate compensation paid to each director during the calendar year ended December 31, 2006 from the Legg Mason Funds. During that period, there were 10 open-end investment companies in the Legg Mason Funds, consisting of 21 portfolios.

*** Represents aggregate compensation paid to each director during the calendar year ended December 31, 2006 from the Fund Complex. The Fund Complex includes the Legg Mason Funds and the 25 portfolios of The Royce Funds.

**** The total  amount  of  deferred  compensation  accrued  by the  Corporation
     (including earnings or depreciation in value of amounts deferred) through December 31, 2006 for participating Directors is as follows: Ruby P. Hearn, $5,505; Arnold L. Lehman, $3,204; Jill E. McGovern, $16,915; and G. Peter O'Brien, $15,865.


         Officers and directors who are interested persons of the Corporation,

as defined in the 1940 Act, receive no salary or fees from the Corporation. For serving as a director/trustee of all of the Legg Mason mutual funds, each Independent Director receives an annual retainer of $75,000 and a fee of $7,500 for each regularly scheduled meeting he or she attends. Individual Directors may elect to defer all or a portion of their fees through deferred compensation plans. The Lead Independent Director receives additional compensation of $18,000 annually. The Chair of the Audit Committee receives additional compensation of $10,000 annually. The Co-Chairs of the Nominating Committee receive additional compensation of $5,000 in any year where the Committee is active. Independent Directors will also receive a fee of $3,750 or $1,250 for any special Board Meetings they attend in person or by telephone, respectively. The Independent Directors review the level of director compensation periodically in order to determine if adjustments are appropriate. This review is conducted in consultation with the fund's counsel and independent consultants, as appropriate. Changes in compensation will depend on, among other things, the number, type and size of funds in the complex, market changes in mutual fund director compensation, changes in the operational and regulatory environment, and changes in the oversight role played by the Independent Directors.

         On June 30, 2007, the directors and officers of the fund beneficially owned in the aggregate or of record less than 1% of any class of the fund's outstanding shares.

         On June 30, 2007, the following shareholders owned of record or beneficially 5% or more of a class of the outstanding shares of the fund. Unless otherwise indicated, each of the shareholders listed below may be contacted c/o the fund at 100 Light Street, 32nd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary.

-------------------------------------------- ------------------------------- ---------------------------------
                  NAME and ADDRESS                        CLASS                      % OF CLASS HELD
-------------------------------------------- ------------------------------- ---------------------------------
-------------------------------------------- ------------------------------- ---------------------------------
Lauer & Co Nominee Name for                           Institutional                       36.09%
Glenmede Trust Co NA
1650 Market St
Philadelphia, PA 19103-7301
-------------------------------------------- ------------------------------- ---------------------------------


                                       41


-------------------------------------------- ------------------------------- ---------------------------------
Wells Fargo Bank NA FBO                               Institutional                       16.29%
Scott & White/Brandywine
P.O. Box 1533
Minneapolis, MN 55480-1533
-------------------------------------------- ------------------------------- ---------------------------------
-------------------------------------------- ------------------------------- ---------------------------------
SEI Private Trust Co                                  Institutional                       7.32%
C/O Suntrust Bank
One Freedom Valley Drive
Oaks, PA 19456
-------------------------------------------- ------------------------------- ---------------------------------



                    THE FUND'S INVESTMENT ADVISER AND MANAGER

         Legg Mason Fund Adviser, Inc. ("LMFA"), a Maryland corporation, 100 Light Street, Baltimore, Maryland 21202, is a wholly owned subsidiary of Legg Mason, Inc. ("Legg Mason"), which also is the parent of LMIS. LMFA serves as manager to the fund under a Management Agreement ("Management Agreement"). Brandywine Global Investment Management, LLC ("Brandywine Global"), also a wholly owned subsidiary of Legg Mason, provides certain investment advisory services to the fund under an Investment Advisory Agreement ("Investment Advisory Agreement") with LMFA.

         The address of LMFA is 100 Light Street, Baltimore, Maryland 21202. The address of Brandywine Global is 2929 Arch Street, Philadelphia, Pennsylvania 19104.

         The Management Agreement provides that, subject to overall direction by the Board of Directors, LMFA manages or oversees the investment and other affairs of the fund. LMFA is responsible for managing the fund consistent with the 1940 Act, the Code and the fund's investment objective and policies described in its Prospectus and this SAI. The Management Agreement further provides that LMFA is responsible, subject to the general supervision of the Board of Directors, for the actual management of the fund's assets, including responsibility for making decisions and placing orders to buy, sell or hold a particular security.


         LMFA receives for its services to the fund a management fee, calculated daily and payable monthly, at an annual rate of 0.50% of the average daily net assets of the fund. Management fees are allocated between each class based on their pro rata share of fund assets. The Manager has contractually agreed to waive its fees for the fund to the extent necessary to limit expenses related to Institutional Class shares and Financial Intermediary Class shares (exclusive of taxes, interest, brokerage and extraordinary expenses) to an annual rate of 0.65% and 0.90%, respectively, of average net assets attributable to these classes of shares until July 31, 2008. The fund has agreed to pay the Manager for reduced fees and reimbursed expenses provided that payment does not cause the fund's annual operating expenses to exceed the aformentioned rates and the payments are made within three years after the year in which the Manager earned the fee or incurred the expense.

         For the fiscal period ended March 31, the fund incurred management fees (prior of fees waived) of $116,669.

         For the fiscal period ended March 31, the management fees were waived by LMFA in the amount of $116,669.


         Under the Investment Advisory Agreement, Brandywine Global regularly provides investment research, advice, management and supervision; otherwise assists in determining from time to time what securities will be purchased, retained or sold by the fund; and implements decisions to purchase, retain or sell securities made on behalf of the fund, all subject to the supervision of LMFA and the general supervision of the Board of Directors. Brandywine Global also places orders for the fund either directly with the issuer or with any broker or dealer; provides advice and recommendations with respect to other aspects of the business and affairs of the fund; and performs such other functions of management and supervision as may be directed by the Board of Directors and LMFA.

         For Brandywine Global's advisory services to the fund, LMFA (not the fund) pays Brandywine Global a fee, calculated daily and payable monthly, at an annual rate equal to 90% of the fee received by LMFA from the fund, less any waivers by LMFA of its fee or reimbursements by LMFA of any fund expenses.


     For the fiscal period ended March 31, Brandywine Global received advisory fees (net of any waivers) of $0.


         Under its Management Agreement, the fund has the non-exclusive right to use the name "Legg Mason" until that Agreement is terminated or until the right is withdrawn in writing by LMFA.

         Under the Management Agreement and Investment Advisory Agreement, LMFA and Brandywine Global will not be liable for any error of judgment or mistake of law or for any loss suffered by any fund in connection with the performance of the Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or losses resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

         The Management Agreement and the Investment Advisory Agreement each terminates automatically upon assignment and is terminable at any time without penalty by vote of the Board of Directors, by vote of a majority of the outstanding voting securities of the fund or by LMFA, on not less than 60 days' written notice to the other party, and may be terminated immediately upon the mutual written consent of LMFA and the respective fund.

Portfolio Managers

     David F. Hoffman and Stephen S. Smith serve as portfolio managers to the fund. The tables below provide information regarding other accounts for which Mr. Smith and Mr. Hoffman, have day-to-day management responsibility.

David F. Hoffman and Steven S. Smith
As of March 31, 2007:

                                                                        Number of Accounts      Assets Managed for
                                  Number of                             Managed for which      which Advisory Fee is
                                   Accounts     Total Assets Managed     Advisory Fee is         Performance-Based
       Type of Account             Managed                              Performance-Based
Registered Investment                 1            $92,777,215                  0                       $0
    Companies
Other pooled investment              19           $4,292,587,600                1                  $25,782,781
    vehicle
Other accounts                       107         $15,297,850,062                15               $2,996,768,539


         Brandywine Global believes that there are no material conflicts of interest that arise in connection with its simultaneous management of its various portfolios. All portfolios within a given investment style are treated in a similar fashion for all investment decisions, unless a client provides specific investment restrictions. All trade executions of a given investment decision are allocated in an unbiased manner to avoid any conflict over allocation of investment opportunities.

         The fund's portfolio managers' compensation includes a fixed base salary coupled with a bonus which is based on 1) the manager's portfolio pre-tax performance versus the global fixed income peer universe constructed by the

Frank Russell Company, 2) the overall profitability of all portfolios managed by the portfolio managers, and 3) Brandywine Global's overall profitability. The global fixed income peer universe includes discretionary separate accounts, commingled funds, and mutual funds (gross of fees) managed for US dollar-oriented investors. Portfolios are managed against a global unhedged performance benchmark (measured in US dollars) and have no significant currency or bond market restrictions. The comparison to the global fixed income peer universe includes one quarter, one year, three year, and five year time periods. The bonus calculation treats every account under the portfolio manager's direction in the same manner, including the fund.


         As of March 31, 2007, Mr. Hoffman and Mr. Smith did not own shares of the fund.

         If the fund holds equity securities in its portfolio, it will have the right to vote by proxy on items of business with respect to the issuers whose securities it owns. The Legg Mason funds have developed proxy voting procedures whereby, subject to Board of Directors oversight, the advisers and/or sub-advisers that actually manage the assets of the fund are delegated the responsibility for assessing and voting the fund's proxies in accordance with their own proxy voting policies and procedures. These policies and procedures include specific provisions to determine when a conflict exists between the fund and its adviser and its affiliates. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix B.

         Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge by calling 1-877-515-3863 (toll free), or through the SEC's Internet site at www.sec.gov.


         The fund, LMFA and Brandywine Global each has adopted a code of ethics under Rule 17j-1 of the 1940 Act, which permits personnel covered by the code to invest in securities that may be purchased or held by the fund, but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. With respect to transactions in Legg Mason funds, personnel covered by the code: must submit proposed transactions in Legg Mason funds for pre-clearance; must hold fund shares purchased for at least sixty days; and are prohibited from using their knowledge of the portfolio of a Legg Mason fund to engage in any trade or short-term trading strategy involving that fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


         The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation.

         For the fiscal period ended March 31, the fund's portfolio turnover rate was as follows:

                        --------------------------------
                                      2007
                        --------------------------------
                        --------------------------------
                                      25.7%
                        --------------------------------



         Under the Advisory Agreement, Brandywine Global is responsible for the execution of portfolio transactions. Corporate and government debt securities are generally traded on the OTC market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the price at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit. Some portfolio transactions may be executed through brokers acting as agent. In selecting brokers or dealers, each adviser must seek the most favorable price (including the applicable dealer spread or brokerage commission) and execution for such transactions, subject to the possible payment, as described below, of higher brokerage commissions or spreads to broker-dealers who provide research and analysis. The fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the fund, each adviser also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below), and any risk assumed by the executing broker.

         Consistent with the policy of most favorable price and execution, the adviser may give consideration to research, statistical and other services furnished by broker-dealers to that adviser or sub-adviser for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to these broker-dealers a higher brokerage commission than may be charged by other broker-dealers, or a higher transaction fee on so-called "riskless principal" trades in certain Nasdaq securities. Such services include, without limitation, advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; advice as to the availability of securities or of purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such research and analysis may be useful to the adviser in connection with services to clients other than the fund whose brokerage generated the service. On the other hand, research and analysis received by the adviser from brokers executing orders for clients other than the fund may be used for the fund's benefit. Each adviser's fee is not reduced by reason of its receiving such brokerage and research services.

         The fund may use brokerage firms affiliated with the fund's investment adviser ("affiliate broker") as its broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to affiliated brokers will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In the OTC market, the fund generally deals with responsible primary market makers unless a more favorable execution can otherwise be obtained.


         For the fiscal period ended March 31, 2007, the fund did not pay any commissions to broker-dealers who acted as agents in executing options and future trades.

         For the fiscal period ended March 31, 2007, no affiliated brokers received brokerage commissions from the fund.


         Except as permitted by SEC rules or orders, the fund may not buy securities from, or sell securities to, LMIS or its affiliated persons as principal, including so-called "riskless principal" trades. The Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in certain underwritings in which LMIS or any of its affiliated persons is a participant. These procedures, among other things, limit the fund's investment in the amount of securities of any class of securities offered in an underwriting in which LMIS or any of its affiliated persons is a participant so that the fund, together with all other registered investment companies having the same adviser and all private accounts controlled by the same adviser, may not purchase more than 25% of the principal amount of the offering of such class. In addition, the fund may not purchase securities during the existence of an underwriting if LMIS is the sole underwriter of those securities. In no case in which the fund purchases securities in an underwriting in which LMIS or any affiliated person is a participant can the fund purchase the securities from LMIS or the affiliated person.

         Section 11(a) of the Securities Exchange Act of 1934, as amended, prohibits LMIS from receiving compensation for executing transactions on an exchange for its affiliates, such as the fund, unless the affiliate expressly consents by written contract. The Advisory Agreement expressly provides such consent.

         Investment decisions for the fund are made independently from those of other funds and accounts advised by LMFA and Brandywine Global. However, the same security may be held in the portfolios of more than one fund or account.

When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large-volume transactions may produce better executions and prices.

                             THE FUND'S DISTRIBUTOR

         LMIS acts as distributor of the fund's shares pursuant to a Distribution Agreement with the fund. Except as noted in the Prospectus, the fund's shares are distributed in a continuous offering. The Distribution Agreement obligates LMIS to promote the sale of fund shares and to pay certain expenses in connection with its distribution efforts, including expenses for the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at the fund's expense) and for supplementary sales literature and advertising costs.


         The fund has adopted a Distribution and Services Plan for Financial Intermediary Class shares ("Distribution Plan"), which, among other things, permits the fund to pay LMIS fees for its services related to sales and distribution of Financial Intermediary Class shares and the provision of ongoing services to holders of those shares. Payments with respect to Financial Intermediary Class shares are made only from assets attributable to that class. Under the Plan, the aggregate fees may not exceed an annual rate of 0.40% (currently limited to 0.25%) of the fund's average daily net assets attributable to Financial Intermediary shares. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to the respective class of shares only.


         Amounts payable by the fund under the Plan need not be directly related to the expenses actually incurred by LMIS on behalf of the fund. The Plan does not obligate the fund to reimburse LMIS for the actual expenses LMIS may incur in fulfilling its obligations under the Plan. Thus, even if LMIS' actual expenses exceed the fee payable to LMIS at any given time, the fund will not be obligated to pay more than that fee. If LMIS' expenses are less than the fee it receives, LMIS will retain the full amount of the fee.


         The Plan was adopted, as required by Rule 12b-1 under the 1940 Act, by a vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of any Plan or any Distribution Agreement ("12b-1 Directors"). In approving the establishment of the Plan, in accordance with the requirements of Rule 12b-1, the directors determined that there was a reasonable likelihood that the Plan would benefit the fund, the Financial Intermediary Class and its shareholders. The directors considered, among other things, the extent to which the potential benefits of the Plan to the fund's Financial Intermediary Class shareholders, as applicable, could offset the costs of the Plan; the likelihood that the Plan would succeed in producing such potential benefits; the merits of certain possible alternatives to the Plan; and the extent to which the retention of assets and additional sales of the fund's Financial Intermediary Class shares, as applicable, would be likely to maintain or increase the amount of compensation paid by the fund to LMFA.

         In considering the costs of the Plan, the directors gave particular attention to the fact that any payments made by the fund to LMIS under a Plan would increase the fund's level of expenses applicable to Financial Intermediary Class in the amount of such payments. Further, the directors recognized that LMFA and Brandywine Global would earn greater management or advisory fees if the fund's assets were increased, because such fees are calculated as a percentage of the fund's assets and thus would increase if net assets increase. The directors further recognized that there can be no assurance that any of the potential benefits described below would be achieved if the Plan was implemented.

         Among the potential benefits of the Plan, the directors noted that the payment of distribution and service fees to LMIS for payment to securities brokers and their registered representatives could motivate them to improve their sales efforts with respect to the fund's Financial Intermediary Class shares, as applicable, and to maintain and enhance the level of services they provide to that class of shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling the fund to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses could serve to offset, at least in part, the additional expenses incurred by the fund in connection with the Plan. Furthermore, the investment management of the fund could be enhanced, as any net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and the possible reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.


         As compensation for its services and expenses, LMIS receives from the fund an annual distribution fee equivalent to 0.25% of its average daily net assets attributable to Financial Intermediary Class shares in accordance with the Plan. All distribution and service fees are calculated daily and paid monthly.

         The Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated with respect to the Financial Intermediary class of the fund by a vote of a majority of the 12b-1 Directors or by vote of a majority of the outstanding voting securities of the applicable class of the fund. Any change in the Plan that would materially increase the distribution costs to the fund requires approval by the shareholders of the applicable class of that fund; otherwise the Plan may be amended by the directors, including a majority of the 12b-1 Directors.

         Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by the fund, pursuant to the Plan or any related agreement, shall provide the Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended pursuant to the Plan and the purposes for which the expenditures were made.


         For the fiscal period ended March 31, 2007, the fund did not pay any distribution and service fees.


                            CAPITAL STOCK INFORMATION

         The Articles of Incorporation of the Corporation authorize issuance of 10 billion shares of common stock, par value $.001 per share, and the creation of additional series, each of which may issue separate classes of shares. The Corporation has two separate series, Global Opportunities Bond Fund and Batterymarch U.S. Small Capitalization Equity Portfolio. Each series currently offers two classes of shares -- Institutional Class and Financial Intermediary Class shares. Each class represents interests in the same pool of assets. A separate vote is taken by a class of shares of the fund if a matter affects just that class of shares.

         Each share in the fund is entitled to one vote for the election of directors and any other matter submitted to a vote of fund shareholders. Fractional shares have fractional voting rights. Voting rights are not cumulative. All shares in the fund are fully paid and nonassessable and have no preemptive or conversion rights.

         Shareholder meetings will not be held except: where the 1940 Act requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract, and certain amendments to the plan of distribution pursuant to Rule 12b-1); at the request of a majority of the shares entitled to vote as set forth in the Bylaws of the Corporation; or as the Board of Directors from time to time deems appropriate.

                         THE CORPORATION'S CUSTODIAN AND
                     TRANSFER AND DIVIDEND-DISBURSING AGENT

         State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, serves as custodian of the fund's assets. BFDS, P.O. Box 953, Boston, Massachusetts 02103, as agent for State Street, serves as transfer and dividend-disbursing agent to the fund and administrator of various shareholder services. Shareholders who request an historical transcript of their account will be charged a fee based upon the number of years researched. The fund reserves the right, upon 60 days' prior written notice, to institute other charges on shareholders to cover the fund's administrative costs.

                         THE CORPORATION'S LEGAL COUNSEL


         Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, serves as counsel to the Corporation.




         THE CORPORATION'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


         PricewaterhouseCoopers LLP, 100 E. Pratt Street, Baltimore, MD 21202, serves as independent registered public accounting firm to the Corporation.



                              FINANCIAL STATEMENTS


         The Annual Report to shareholders for the fiscal period ended March 31, 2007, contains the fund's financial statements, accompanying notes and the report of PricewaterhouseCoopers LLP, the fund's independent registered public accounting firm, all of which are hereby incorporated by reference herein.

APPENDIX A
                              RATINGS OF SECURITIES

Description of Moody's Investors Service, Inc. ("Moody's") Ratings:

Long-Term Debt Ratings

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues an obligation rated Aaa is judged to be of the highest quality, with minimal credit risk.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities. An obligation rated Aa is judged to be of high quality and are subject to very low credit risk. Obligations rated Aaa and Aa comprise what are generally known as high-grade bonds.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. An obligation rated A is considered upper-medium grade and are subject to low credit risk.

         Baa - Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. An obligation rated Baa is subject to moderate credit risk. Obligations rated Baa are considered medium grade and as such may possess certain speculative characteristics.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. An obligation rated Ba is judged to have speculative elements and is subject to substantial credit risk.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. An obligation rated B is considered speculative and is subject to high credit risk.

         Caa - Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are judged to be highly speculative in a high degree and are likely in, or very near, default, with some prospect for recovery of principal and interest. Such issues are often in default or have other marked shortcomings.

         C - An obligation rated C is the lowest rated class of bonds and is typically in default, with little prospect for recovery of principal or interest.

         Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

         Prime-1 - Issuers with a Prime-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations.

         Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations.

         Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term obligations.

         Not Prime - Issuers (or supporting institutions) rated not prime do not fall within any of the Prime rating categories.

         Preferred Stock Ratings

                  aaa - An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

                  aa - An issue which is rated"aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

                  a - An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

                  baa - An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

                  ba - An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

Description of Standard & Poor's ("S&P") Ratings:

Long-Term Issue Credit Ratings

         AAA - An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA - An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A - An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB - An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC - An obligation rated CC is currently highly vulnerable to nonpayment.

         C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         D - An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or minus (-) - The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         c - The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

         p - The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

         * - Continuance of ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

         r - The r is attached to highlight derivatives, hybrids and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         N.R. - Not rated.

Commercial Paper

         A-1 - A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2 - A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory

         A-3 - A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                                                                      APPENDIX B

                                LEGG MASON FUNDS
                              PROXY VOTING POLICIES
                               (Revised 8/11/2004)

These policies are designed to address the rights and responsibility of the Legg Mason funds to ensure that proxies held by the funds are voted in the best interests of each respective fund. Some Legg Mason funds, particularly fixed-income funds, will rarely own securities that have corresponding voting rights. Other funds, however, own equity securities and these policies are designed to assure that proxies are voted in the best interests of the funds, to address potential conflicts of interest, and to keep proxy voting records.

1. Voting Proxies - Proxies solicited for items of business with respect to issuers whose voting securities are owned by a Legg Mason fund, if voted by the fund, must be voted in the best interests of the fund.

2. Proxy Voting Policies of Advisers to Legg Mason Funds - Each investment adviser and sub-adviser to a Legg Mason fund must have written proxy voting policies and procedures, including policies and procedures to address potential material conflicts between an adviser and its clients (including the fund). Each different adviser may have different proxy voting policies and procedures that are individually tailored to fit its respective businesses and investment styles.

3. Funds' Proxy Voting Policies and Procedures - The investment advisers and sub-advisers to the Legg Mason funds are responsible for managing the assets of the fund or funds they manage, including voting proxies. In accordance with the procedures noted below, the Board of Directors/Trustees of the Legg Mason funds will initially and periodically review and approve the use of the advisers' policies for the voting of the funds' proxies. The policies and procedures that a fund will utilize with respect to proxy voting shall be the proxy voting policies and procedures of the adviser or sub-adviser that actually manages the assets of the fund. Each adviser or sub-adviser is responsible for maintaining all proxy voting records required to be established and maintained by the Legg Mason funds and shall provide such records to the funds upon request.

4. Annual Review - An adviser's proxy voting policies and procedures must be initially reviewed and their use on behalf of a Legg Mason fund approved by the Board of Directors/Trustees. In addition, on an annual basis, each adviser must report any significant problems that arose during the year, any material conflicts, how such conflicts were addressed, and the total number of proxies voted during the previous year. Advisers should also be prepared to discuss any novel or controversial proxy votes during their semi-annual reports to the Board of Directors/Trustees and any votes that were made inconsistent with the adviser's stated proxy voting policies and procedures.

5. Changes to Advisers' Policies and Procedures - On an annual basis, any changes to an adviser's proxy voting policies and procedures, as relevant to the funds, must be reported to the Board of Directors/Trustees, which shall review and, in its discretion, approve the use of such amended proxy voting policies and procedures.

                          Legg Mason Fund Adviser, Inc.
                               Proxy Voting Policy


         LMFA delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds' Board reviews and approves the use of those policies and procedures. Accordingly, LMFA does not expect to have proxy-voting responsibility for any of the funds.

         Should LMFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMFA (or its affiliates if such conflict is known to persons responsible for voting at LMFA) and any fund, the Board of Directors of LMFA shall consider how to address the conflict and/or how to vote the proxies. LMFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

         LMFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

         Questions regarding this policy should be referred to the Legal and Compliance Department of Legg Mason, Inc.

                  BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC

                       Proxy Voting and Corporate Actions

Policy:



Brandywine has a responsibility to its clients for voting proxies for portfolio securities consistent with the best economic interests of its clients. Brandywine maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. The policy and practice includes the fact that the firm has a responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.


Background:



Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.


Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility:



Compliance has the responsibility for the implementation and monitoring of the firm's proxy voting policy, practices, disclosures and record keeping, including outlining voting guidelines in the procedures.



Procedures:


Brandywine has implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the Investment Advisers Act of 1940 ("Advisers Act"). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents.

In exercising its voting authority, Brandywine will not consult or enter into agreements with officers, directors or employees of its parent, Legg Mason Inc., or any of its affiliates, regarding the voting of any securities owned by its clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Brandywine's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Brandywine believes appropriate).

Voting Authority


o Brandywine shall assume the responsibility and authority with respect to the voting of proxies for all client accounts, unless such responsibility and authority expressly have been delegated to others or reserved to the trustee or other named fiduciary of a client account. In no event will Brandywine's authority to vote proxies obligate it to undertake any shareholder activism on behalf of any client.

o Brandywine's clients shall be responsible for notifying their custodians of the name and address of the person or entity with voting authority.


o Brandywine's Legal and Compliance Department is responsible for overseeing the proxy voting process. The gathering and voting of proxies is coordinated through the Administrative Department and Brandywine maintains internal procedures to govern the processing of proxies, including handling client requests and monitoring for potential material conflicts. Research analysts, corporate action specialists and portfolio managers, otherwise referred to as voting persons, are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

o Brandywine will not decline to vote proxies except in extraordinary circumstances, nor will Brandywine accept direction from others with regard to the voting of proxies. Brandywine will take the investment guidelines of an account into consideration in deciding how to vote on a particular issue.


o Brandywine may vote proxies related to the same security differently for each client.

o Brandywine seeks to identify any material conflicts that may arise between the interests of Brandywine and its clients in accordance with the following procedures. Except for extraordinary circumstances, in any such instance, the material conflict will be resolved by either excluding any conflicted person from the voting process or by voting in accordance with the recommendation of Institutional Shareholder Services (ISS), an independent third party.

o All relevant proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed may include whether Brandywine manages assets for the issuer, a shareholder proponent or an employee group of the issuer or otherwise has a current or potential business relationship with the issuer; whether Brandywine, one of its officers or directors or any voting person is a close relative of or has any personal or business relationship with the issuer (excluding normal commercial transactions and investment relationships where there is no special treatment), with an officer, director or other executive person at the issuer, with a candidate for election to the board of the issuer or with a shareholder proponent; whether there is any other material business or personal relationship which may create an interest in the outcome of the matter on the part of a voting person; or whether an affiliate of Brandywine's has a conflict as described above which is known to Brandywine's voting persons. Conflicts of this nature will be considered material.
         If the conflict pertains to an individual voting person that person will exclude him- or herself from the vote determination process in order to shield the Brandywine and other voting persons from the conflict, provided the compliance department believes that the other voting persons can determine a vote completely separate from the conflicted voting person. If the conflict cannot be contained, the proxy is voted according to the recommendation of ISS. Any time a material conflict is encountered, Brandywine will keep records on the nature of the conflict, the actual vote and the basis for the vote determination.

Voting Guidelines

o Proxies will not be voted without an analysis of the underlying issues involved.

o Brandywine's proxy voting policy at all times shall be directed toward maximizing the value of the assets of managed accounts, for the benefit of the accounts' ultimate owners/beneficiaries.

o Any item on a proxy, which would tend to inhibit the realization of maximum value, may receive a negative vote from Brandywine. Examples of such items would be staggered terms for directors, restrictions against cumulative voting, and establishment of different classes of stock, excessive compensation, poor stewardship, or any activity, which could be viewed as a "poison pill" maneuver.

o On other matters specific to a company, such as the election of directors, the appointment of auditors, granting of options, repricing of options, mergers and other material issues, a decision shall be made in conjunction with the primary analyst responsible for overseeing that company, consistent with the policy of maximizing value.

Voting Records & Client Notification

o A complete record and file of all votes cast shall be maintained by Brandywine for the period prescribed by the Securities Exchange Commission. Brandywine will similarly maintain copies of policies and procedures, proxy booklets, copies of any documents created by Brandywine that were material to making a decision how to vote proxies and a log of proxy requests and responses.

              A proxy log shall be maintained by Brandywine that includes the issuer name, exchange ticker symbol, CUSIP number, shareholder meeting date, brief identification of the matter voted on, whether the matter was proposed by the issuer or by a shareholder of the issuer, whether a vote was cast on the matter, record of how the vote was cast, and whether the vote was cast for or against the recommendation of the issuer's management team.

o Clients may obtain information with regard to the manner in which their proxies were voted, as well as detailed policies and procedures by contacting Brandywine, Three Christina Centre, 201 N. Walnut Street, Suite 1200, Wilmington, Delaware 19801, attention: Proxy administrator.

In addition, a description of these Policies shall be provided to new clients prior to the inception of their account, simultaneous with the provision of Brandywine's Disclosure Brochure whenever possible.



Administration of Proxies

o At the inception of a new account over which Brandywine has domestic proxy voting authority:

o New client information is entered onto the appropriate "Proxy System" (ProxyEdge (ADP) for domestic securities and ISS for global securities).

o Custodians are notified by the Client that proxies should be forwarded to Brandywine.

o Those proxies that arrive in the Mail Room are sorted and forwarded to a Proxy Administrator.

o Proxies are placed in date order into pending vote proxy files by a Proxy Administrator.

o Proxies are cross-referenced against the Alert List (discussed under Identifying Potential Conflicts).

o Proxies are then distributed to either the appropriate investment team, or, in those instances where a proxy matches an Alert List entry, to the Legal and Compliance Department.

o In the event that no material conflict exists, the following procedures apply:
o The voting person's initials are entered onto the Proxy System's tickler file in the analyst block.(1)
o Ballots are voted by a voting person and are returned to a Proxy Administrator for processing on the Proxy System.
o If a material conflict exists, a Proxy Administrator will obtain a copy of the Institutional Shareholder Services recommendation, which will be attached to the ballot.
o The voting person will then either (i) complete the Proxy System ballot in accordance with the attached recommendation; or (ii) exclude themselves in writing from voting the proxy.
o A Proxy Administrator will redirect the proxy to another voting person in instances where an exclusion has occurred.
o Where applicable, a Proxy Administrator will verify that the ballot was in fact voted in accordance with the ISS recommendation before entering it onto the Proxy System.
o The proxy booklets and Proxy System ballots are subjected to an approval process by a Proxy Administrator(1).
o During the approval process, ballot shares are matched against holdings shares(1).
o Discrepancies are researched through Brandywine's internal data warehouse and custodian banks are contacted where necessary to reconcile share amounts.
o Brandywine personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above could be completed before the applicable deadline for returning proxy votes.
o Any pending unvoted meetings are reviewed and monitored on a daily basis by Proxy Administrators.
o        All voting records are maintained within the Proxy Systems.
o Proxy booklets and all additional information (including copies of any documents created by Brandywine that were material to making a decision how to vote proxies) are filed.


Administration of Client Requests
o All client requests for proxy information (both written and oral), including but not limited to voting records and requests for detailed Policies and Procedures, are referred to a Proxy Administrator.

o All requests are entered onto a Proxy Request Log maintained by a Proxy Administrator. Information on the log includes the date of the request, the content of the request and the date of the response by Brandywine.

o The Proxy Administrator works in conjunction with the Client Service Department to respond to all requests in writing.

o Copies of all written requests and responses thereto, including voting record reports, are maintained in a separate Proxy Request file.


Identifying Potential Conflict of interest

Personal Conflicts

o Each voting person must certify in writing at the beginning of each proxy season that he or she will notify the Legal and Compliance Department of:
1.   any potential personal conflict with regard to a specific proxy; and
2. any potential conflict of which they become aware relating to another voting person.

_________________
(1) This step applies only to the ADP system for domestic proxies.

o Potential conflicts should be interpreted broadly in order to capture instances where a conflict of interest could be perceived to exist by a third party. An objective `reasonableness' standard should be applied as opposed to a subjective determination that the individual is not in fact conflicted.
o The following are examples of potential personal conflicts which are extracted from the SEC's Final Rule(2):
o The adviser may also have business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships. For example, an executive of the adviser may have a spouse or other close relative that serves as a director or executive of a company.
o Any Board positions held on a publicly traded company by a voting person (as evidenced by their most recent Code of Ethics Certification) will be examined on a case-by-case basis as proxy votes arise in that security.
o A list of potentially conflicted securities ("Alert List") will be provided to the Proxy Administrators, who will cross-reference proxy votes as they arise.
o Any proxies matching securities on the Alert List will be referred to the Legal and Compliance Department for an assessment of the materiality of the conflict.


Professional Conflicts

o In order to identify instances where a professional association could be perceived as a conflict of interest between Brandywine and a client for purposes of proxy voting, the following procedures will be followed:
o The names of all clients who are directly connected to a publicly traded security, through a significant ownership interest, which was held by a Brandywine account during the relevant proxy period will be added to the Alert List.
o The names of all significant prospects who are directly connected to a publicly traded security, through a significant ownership interest, which was held by a Brandywine account during the relevant proxy period will be added to the Alert List.
o The Alert List will be cross-referenced by the Proxy Administrators against proxies on a day-to-day basis.







--------
(2) 17 CFR Part 275 [Release No. IA-2106; File No. S7-38-02], RIN 3235-AI65

                      Legg Mason Charles Street Trust, Inc.

Part C.           Other Information

Item 23. Exhibits

(a)     (i)     Articles of Amendment and Restatement filed June 3, 1998 (1)
        (ii)    Articles Supplementary filed June 3, 1998 (1)
        (iii)   Articles of Amendment filed September 21, 1998 (4)
        (iv)    Articles Supplementary filed October 1, 1999 (3)
        (v)     Articles of Amendment filed October 1, 1999 (3)
        (vi)    Articles Supplementary filed October 3, 2000 (4)
        (vii)   Articles of Amendment filed April 27, 2001 (4)
        (viii)  Articles Supplementary filed August 21, 2006 (11)

(b)     Amended and Restated Bylaws (14)

(c) Instruments defining rights of security holders with respect to Legg Mason Charles Street Trust, Inc. are contained in the Articles of Amendment and Restatement (with subsequent amendments) and in the Amended and Restated Bylaws which are incorporated by reference to Exhibits (a) and (b) to Post-Effective Amendment No. 9 to Registrant's Registration Statement, SEC File No. 333-44423, filed May 29, 2003.

(d)     (i)     Investment Management Agreement - Batterymarch U.S. Small
                Capitalization Equity Portfolio (5)
         (ii)   Form of Investment Management Agreement - Global Opportunities
                Bond Fund (11)
        (iv)    Investment Advisory Agreement - Batterymarch U.S. Small
                Capitalization Equity Portfolio (5)
        (iv)    Form of Investment Advisory Agreement - Global Opportunities
                Bond Fund (11)
        (v)     Fee Waiver Agreement: Batterymarch U.S. Small Capitalization
                Equity Portfolio - filed herewith
        (vi)    Fee Waiver Agreement: Global Opportunities Bond Fund - filed herewith

(e)     Distribution Agreement - filed herewith
        (i)     Anti-Money Laundering Delegation Agreement dated November
                3, 2006 (13)
        (ii) Amendment No. 1 to the Distribution Agreement dated December 15, 2006 - filed herewith
        (iii)   Form of Dealer Agreement (10)

(f)     Bonus, profit sharing or pension plans -- none

(g)     (i)     Custodian Contract (2)
        (ii)    Amendment to Custodian Contract dated July 1, 2001 (5)
        (iii)   Form of Amendment to Custodian Contract (11)

(h)     (i)     Transfer Agency and Service Agreement (2)
        (ii)    Amendment to Transfer Agency and Service Agreement dated
                November 1, 2001 (6)
        (iii)   Form of Amendment to Transfer Agency and Service Agreement (11)

(i)     Opinion of counsel - filed herewith

(j) Consent of Independent Registered Public Accounting Firm - filed herewith

(k)     Financial statements omitted from Item 22 - not applicable

(l)     Agreement for providing initial capital - none

(m)     (i)     Plan pursuant to Rule 12b-1 for Batterymarch U.S. Small
                Capitalization Equity Portfolio (7)
        (ii)    Amendment to the Financial Intermediary Class Distribution
                Plan (12)
        (iii)   Form of Plan pursuant to Rule 12b-1 for Global Opportunities
                Bond Fund (11)

(n)     (i)     Multiple Class Plan pursuant to Rule 18f-3 - Batterymarch U.S
                Small Capitalization Equity Portfolio (3)
        (ii)    Form of Multiple Class Plan pursuant to Rule 18f-3 - Global
                Opportunities Bond Fund (11)

(p) Code of Ethics for the funds, their investment advisers, and their principal underwriter
        (i)     Legg Mason Funds and Legg Mason Investor Services, LLC (8)
        (ii)    Batterymarch Financial Management, Inc. - filed herewith
        (iii)   Brandywine Global Investment Management, LLC (9)


(1) Incorporated herein by reference to corresponding exhibit of Pre-Effective Amendment No. 1 to the Registration Statement of Legg Mason Charles Street Trust, Inc., SEC File No. 333-44423, filed June 5, 1998.

(2) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 2 to the Registration Statement of Legg Mason Charles Street Trust, Inc., SEC File No. 333-44423, filed June 2, 1999.

(3) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 6 to the Registration Statement of Legg Mason Charles Street Trust, Inc., SEC File No. 333-44423, filed August 1, 2000.

(4) Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 7 to the Registration Statement of Legg Mason Charles Street Trust, Inc., SEC File No. 333-44423 filed July 18, 2001.

(5) Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 8 to the Registration Statement of Legg Mason Charles Street Trust, Inc., SEC File No. 333-44423, filed July 23, 2002.

(6) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 40 to the Registration Statement of Legg Mason Cash Reserve Trust, SEC File No. 2-62218, filed November 1, 2002.

(7) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 7 to the Registration Statement of Legg Mason Investment Trust, Inc., SEC File No. 333-88715, filed April 21, 2004.

(8) Incorporated herein by reference to corresponding Exhibit of Post Effective Amendment No. 25 to the Registration Statement of Legg Mason Growth Trust, Inc., SEC File No. 33-89090, filed April 25, 2007.

(9) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 16 to the Registration Statement of Legg Mason Light Street Trust, Inc., SEC File No. 333-61525, filed February 28, 2006.

(10) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 22 to the Registration Statement of Legg Mason Growth Trust, Inc., SEC File No. 33-89090, filed April 27, 2006.

(11) Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 16 to the Registration Statement of Legg Mason Charles Street Trust, Inc., SEC File No. 333-44423, filed August 31, 2006.

(12) Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 15 to the Registration Statement of Legg Mason Charles Street Trust, Inc., SEC File No. 333-44423, filed July 26, 2006.

(13) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 17 to the Registration Statement of Legg Mason Light Street Trust, Inc., SEC File No. 333-61525, filed February 26, 2007.

(14) Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 9 to the Registration Statement of Legg Mason Charles Street Trust, Inc., SEC File No. 333-44423, filed May 29, 2003.


Item 24. Persons Controlled by or under Common Control with Registrant - None

Item 25. Indemnification

Reference is made to Article 9 of Registrant's Amended and Restated Articles of Incorporation, Article 10 of Registrant's Amended and Restated Bylaws, Section 2-418 of the Maryland General Corporation Law and Section 10 of the Distribution Agreement. Article 10 of Registrant's Amended and Restated Bylaws also provides that certain expenses incurred in defending a proceeding involving directors, officers, employees and agents will be paid by the Corporation in advance of a final disposition thereof if certain conditions are met.

In Section 10 of the Distribution Agreement relating to the securities offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended ("Securities Act"), against certain types of civil liabilities arising in connection with the Registration Statement or the Prospectuses and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

         (a) Legg Mason Fund Adviser, Inc. ("LMFA") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of LMFA have been engaged as director, officer, employee, partner, or trustee.

Mark R. Fetting         President, Chairman and Director, LMFA
                        Senior Executive Vice President, Legg Mason, Inc.
                        Director, LMCM
                        Managing Director, LMIS
                        Director, LMFunds
                        Manager, Royce

Thomas J. Hirschmann    Vice President and Director, LMFA
                        Senior Vice President, Legg Mason, Inc.
                        Vice President and Director, Nova Scotia
                        Director, LMIC
                        Director, Barrett

                        Director, Bartlett
                        Director, Batterymarch
                        Director, Brandywine Singapore
                        Director, LMAM Australia
                        Director, LMAM Japan
                        Director, LM Holdings
                        Director, LMH Australia
                        Director, LMH UK
                        CEO and Director, LMIE
                        Director, LMIE Hong Kong
                        Director, LMIE Singapore
                        Director, LMI Funds
                        Director, LMI Europe
                        Director, LMIH
                        Director, LMIH Hong Kong
                        Director, LMI Taiwan
                        Director, LMIH Taiwan
                        Director, LMIM
                        Director, LMMS Hong Kong
                        Director, LMS Japan
                        Chairman and Director, LM Poland
                        Chairman and Director, LM Poland II
                        Director, LM Intl Hldg
                        Director, PCM I
                        Director, PCM II
                        Vice President, LMIS
                        Director, WAM Singapore

Gregory T. Merz         Vice President and Secretary, LMFA
                        Vice President and Deputy General Counsel,
                                Legg Mason, Inc.



         (b) Batterymarch Financial Management, Inc. ("Batterymarch") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of Batterymarch have been engaged as director, officer, employee, partner, or trustee.
William L. Elcock       CEO and Director, Batterymarch
                        Director, Batterymarch GP, LLC

Thomas J. Hirschmann    Director, Batterymarch
                        Vice President and Director, LMFA
                        Senior Vice President, Legg Mason, Inc.
                        Vice President and Director, Nova Scotia
                        Director, LMIC
                        Director, Barrett
                        Director, Bartlett
                        Director, Brandywine Singapore
                        Director, LMAM Australia
                        Director, LMAM Japan
                        Director, LM Holdings
                        Director, LMH Australia
                        Director, LMH UK
                        CEO and Director, LMIE
                        Director, LMIE Hong Kong
                        Director, LMIE Singapore
                        Director, LMI Funds
                        Director, LMI Europe

                        Director, LMIH
                        Director, LMIH Hong Kong
                        Director, LMI Taiwan
                        Director, LMIH Taiwan
                        Director, LMIM
                        Director, LMMS Hong Kong
                        Director, LMS Japan
                        Chairman and Director, LM Poland
                        Chairman and Director, LM Poland II
                        Director, LM Intl Hldg
                        Director, PCM I
                        Director, PCM II
                        Vice President, LMIS
                        Director, WAM Singapore

Francis X. Tracy        President, Treasurer, Secretary and CFO, Batterymarch
                        Director, Batterymarch GP, LLC

Tania Zouikin           Chairman, Batterymarch
                        Director, Batterymarch GP, LLC

         (c) Brandywine Global Investment Management, LLC ("Brandywine") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of Brandywine have been engaged as director, officer, employee, partner, or trustee.

Peter L. Bain           Manager, Brandywine
                        Director, Brandywine Singapore
                        Senior Executive Vice President, Legg Mason, Inc.
                        Director, LMCM
                        Director, Nova Scotia
                        Director, Barrett
                        Director, Bartlett
                        Vice President, BMML
                        Director, LMH UK
                        Director, LM Funding
                        Director, LM Properties
                        Director, LMRG
                        President, LMCRES
                        President and Director, LM Tower
                        Director, PCM I
                        Director, PCM II
                        Director, Permal
                        Manager, Royce
                        Director, WAM
                        Director, WAMCL
                        Director, WAM Tokyo
                        Director, WAM Australia
                        Director, WAMCO Hldgs Ltd.
                        Director, WAM Singapore

Thomas C. Merchant      Assistant Secretary, Brandywine
                        Vice President, Deputy General Counsel and Assistant
                                Secretary, Legg Mason, Inc.
                        Secretary, Barrett
                        Assistant Secretary, Bartlett
                        Secretary, LMFunds
                        Secretary, LMIC

                        Vice President and Secretary, LM Funding
                        Secretary, LMREI
                        Secretary, LMCRES
                        Secretary, BMML
                        Vice President and Secretary, Nova Scotia
                        Secretary, LM Canada Hldg
                        Secretary, LMIH
                        Secretary, LMIH II
                        Secretary, LMIH Chile
                        Secretary, LMCM
                        Assistant Secretary, BRE
                        Assistant Secretary, LM Tower
                        Assistant Secretary, LMRC Properties
                        Assistant Secretary, LMRESA
                        Assistant Secretary, LMRC
                        Assistant Secretary, LMRG
                        Assistant Secretary, LMRP
                        Assistant Secretary, LMRC II

Robert F. Price         Secretary, Brandywine
                        Secretary, Legg Mason, Inc.
                        Secretary, LMRC
                        Secretary, LMRG
                        Secretary, LM Tower
                        Secretary, LMRC II
                        Secretary, LMRC Properties


Addresses for Item 26(a), (b) and (c):

(3040692) Nova Scotia Company ("Nova Scotia")
1959 Upper Water Street
P.O. Box 997 Halifax, Nova Scotia B35 2X2

Barrett Associates, Inc. ("Barrett")
565 Fifth Avenue
New York, NY 10017

Bartlett & Co.  ("Bartlett")
36 East Fourth Street
Cincinnati, OH  45202

Batterymarch Financial Management, Inc. ("Batterymarch")
200 Clarendon Street
Boston, MA  02116

Batterymarch GP, LLC
200 Clarendon Street
Boston, MA 02116

BMML, Inc. ("BMML")
100 Light Street
Baltimore, MD 21202

Brandywine Global Investment Management, LLC ("Brandywine")
2929 Arch Street, 8th Floor
Philadelphia, PA 19104

Brandywine Global Investment Management (Asia) Pte Ltd. ("Brandywine Singapore") 36 Robinson House, #18
City House
Singapore

BRE Group, Inc. ("BRE")
36 East Fourth Street
Cincinnati, OH 45202

Legg Mason Asset Management Australia Limited ("LMAM Australia")
Level 13
120 Collins Street
Melbourne, Victoria 3000
Australia

Legg Mason Asset Management (Japan) Co., Ltd. ("LMAM Japan")
Ote Center Building
1-1-3 Otemachi Chiyoda-ku
Tokyo 100-0004
Japan

Legg Mason Capital Management, Inc.  ("LMCM")
100 Light Street
Baltimore, MD  21202

Legg Mason Fund Adviser, Inc. ("LMFA")
100 Light Street
Baltimore, MD  21202

Legg Mason, Inc.
100 Light Street
Baltimore, MD  21202

Legg Mason Funding Corp. ("LM Funding")
100 Light Street
Baltimore, MD 21202

Legg Mason Holdings (Australia) Pty Ltd ("LMH Australia")
Level 1
224 Queens Street
Melbourne, Victoria
Australia

Legg Mason International Equities Limited ("LMIE")
Citigroup Centre, Canada Square
Canary Wharf
London E14 5LB
England

Legg Mason International Equities (Hong Kong) Limited ("LMIE Hong Kong") 20/F., Three Exchange Square
8 Connaught Place, Central
Hong Kong

Legg Mason International Equities (Singapore) Pte. Limited ("LMIE Singapore") 1 George Street #23-01
Singapore 049145

Legg Mason Investment Funds Limited ("LMI Funds")
75 King William Street
London EC4N 7BE
England

Legg Mason Investments (Europe) Limited ("LMI Europe")
75 King William Street
London EC4N 7BE
England

Legg Mason Investments Holdings Limited ("LMIH")
75 King William Street
London EC4N 7BE
England

Legg Mason Investments (Hong Kong) Limited ("LMIH Hong Kong")
20/F., Three Exchange Square
8 Connaught Place, Central
Hong Kong

Legg Mason Investments (Taiwan) Limited ("LMI Taiwan")
Suite E, 55F, Taipei 101 Tower
7 Xin Yi Road, Section 5
Taipei, 110, Taiwan, R.O.C.

Legg Mason Investments (Taiwan) Holdings Limited ("LMIH Taiwan")
20/F., Three Exchange Square
8 Connaught Place, Central
Hong Kong

Legg Mason Investments Management Services Limited ("LMIM")
75 King William Street
London EC4N 7BE
England

Legg Mason Management Services (Hong Kong) Limited ("LMMS Hong Kong") 20/F., Three Exchange Square
8 Connaught Place, Central
Hong Kong

Legg Mason Properties, Inc. ("LM Properties")
5955 Carnegie Boulevard, Suite 200
Charlotte, NC 28209

Legg Mason Real Estate Investors, Inc.  ("LMREI")
10880 Wilshire Blvd., Suite 1750
Los Angeles, California 90024

Legg Mason Commercial Real Estate Services, Inc.
("LMCRES") 100 Light Street Baltimore, MD 21203

Legg Mason Real Estate Securities Advisors, Inc. ("LMRESA")
100 Light Street
Baltimore, MD 21202

Legg Mason Realty Capital, Inc ("LMRC")
100 Light Street
Baltimore, MD 21202

Legg Mason Securities  (Japan) Co., Ltd. ("LMS Japan")
Ote Center Building
1-1-3 Otemachi Chiyoda-ku
Tokyo 100-0004
Japan

LMRC Properties, Inc. ("LMRC Properties")
100 Light Street
Baltimore, MD 21202

Legg Mason Realty Group, Inc. ("LMRG")
100 Light Street
Baltimore, MD 21202

Legg Mason Realty Partners, Inc. ("LMRP")
100 Light Street
Baltimore, MD 21202

Legg Mason Tower, Inc. ("LM Tower")
100 Light Street
Baltimore, MD 21202

Legg Mason Towarzystwo Funduszy Inwestycyjnych Spolka Akcyjna ("LM Poland") ul. Traugutta 7/9
00-067 Warszawa
POLAND

Legg Mason (UK) Holdings PLC ("LMH UK")
75 King William Street
London EC4N 7BE
England

Legg Mason Zarzadzanie Aktywami Spolka Akcyjna ("LM Poland II") ul. Traugutta 7/9
00-067 Warszawa
POLAND

Legg Mason Investment Counsel & Trust Company, N.A.  ("LMIC")
100 Light Street
Baltimore, MD  21202

Legg Mason Investor Services, LLC ("LMIS")
100 Light Street
P.O. Box 1476 Baltimore, MD 21203-1476

LM Fund Services, Inc. ("LMFunds")
100 Light Street
Baltimore, MD 21202

LM Holdings, Limited ("LM Holdings")
75 King William Street
London EC4N 7BE England

Permal Group Limited ("Permal")
25 St. James's Street
London SW1A 1HA
England

LMRC II, Inc. ("LMRC II")
100 Light Street
Baltimore, MD 21202

PCM Holdings I, Inc. ("PCM I")
8889 Pelican Blvd, 5th Floor
Naples, FL 34108

PCM Holdings II, Inc. ("PCM II")
8889 Pelican Blvd, 5th Floor
Naples, FL 34108

Royce & Associates, LLC ("Royce")
1414 Avenue of the Americas
New York, NY  10019

Western Asset Management Company  ("WAM")
385 East Colorado Boulevard
Pasadena, CA  91101

Western Asset Management Company Limited  ("WAMCL")
10 Exchange Square
Primrose Street
London  EC2A 2EN
England

Western Asset Management Company Ltd ("WAM Tokyo")
Ote Center Building
1-1-3 Otemachi Chiyoda-ku
Tokyo 100-0004
Japan

Western Asset Management Company Pty Ltd ("WAM Australia")
Level 13
120 Collins Street
GPO Box 507
Melbourne Victoria 3000
Australia

Western Asset Management (UK) Holdings Limited ("WAMCO Hldgs Ltd") 10 Exchange Square
Primrose Street
London EC2A 2EN
England

Western Asset Management Company Pte, Ltd ("WAM Singapore")
1 George Street, #23-01
Singapore 049145

Item 27.          Principal Underwriters

(a) Legg Mason Income Trust, Inc.; Legg Mason Special Investment Trust, Inc.; Legg Mason Growth Trust, Inc.; Legg Mason Value Trust, Inc.; Legg Mason Global Trust, Inc.; Legg Mason Investment Trust, Inc.; Legg Mason Tax-Free Income Fund; Legg Mason Light Street Trust, Inc.; Legg Mason Investors Trust, Inc.; Western Asset Funds, Inc.; Legg Mason Partners Trust II; CitiFunds Trust I; Legg Mason Partners Funds Trust; Legg Mason Partners Variable Portfolios V; CitiFunds Premium Trust; CitiFunds Institutional Trust; CitiFunds Trust III; Legg Mason Partners Lifestyle Series, Inc.; Legg Mason Partners Variable Portfolios II; Legg Mason Partners Variable Portfolios IV; Legg Mason Partners Investment Series; Consulting Group Capital Markets Funds; High Income Opportunity Fund, Inc.; Intermediate Muni Fund, Inc.; Legg Mason Partners Small Cap Core Fund, Inc.; Legg Mason Partners Investment Trust; Real Estate Income Fund, Inc.; Managed High Income Portfolio, Inc.; Managed Municipals Portfolio, Inc.; Municipal High Income Fund, Inc.; Citigroup Investments Corporate Loan Fund, Inc.; Zenix Income Fund, Inc.; Legg Mason Partners Capital Fund, Inc.; Legg Mason Partners Investors Value Fund, Inc.; Legg Mason Partners Series Funds, Inc.; High Income Opportunity Fund Inc.; Legg Mason Partners Variable Portfolios I; Barrett Opportunity Fund, Inc.; Western Asset 2008 Worldwide Government Term Trust; Western Asset High Income Fund, Inc.; Western Asset High Income Fund II, Inc.; Western Asset Emerging Markets Income Fund, Inc.; Western Asset Emerging Markets Income Fund II, Inc.; Western Asset Emerging Markets Floating Rate Fund, Inc.; Western Asset Global High Income Fund, Inc.; Western Asset Emerging Markets Debt Fund, Inc.; Legg Mason Partners Capital and Income Fund, Inc.; Western Asset Global Partners Income Fund, Inc.; Western Asset Municipal Partners Fund, Inc.; Western Asset Municipal Partners Fund II, Inc.; Western Asset Variable Rate Strategic Fund, Inc.; Western Asset Inflation Management Fund; Legg Mason Partners Adjustable Rate Income Fund; Legg Mason Partners Aggressive Growth Fund, Inc.; Legg Mason Partners Appreciation Fund, Inc.; Legg Mason Partners Arizona Municipals Fund, Inc.; Legg Mason Partners California Municipals Fund, Inc.; Legg Mason Partners Equity Fund, Inc.; Legg Mason Partners Fundamental Value Fund, Inc.; Legg Mason Partners Funds, Inc.; Legg Mason Partners Income Funds; Smith Barney Institutional Cash Management Fund, Inc.; Legg Mason Partners Investment Funds, Inc.; Legg Mason Partners Core Plus Bond Fund, Inc.; Legg Mason Partners Managed Municipals Fund, Inc.; Smith Barney Money Funds, Inc.; Legg Mason Partners Municipal Funds; Smith Barney Municipal Money Market Fund, Inc.; Legg Mason Partners New Jersey Municipals Fund, Inc.; Legg Mason Partners Oregon Municipals Fund; Legg Mason Partners World Funds, Inc.; Legg Mason Partners Sector Series, Inc.; Legg Mason Partners Variable Portfolios III, Inc.; Legg Mason Partners Equity Funds; Western Asset Funds II, Inc.; Legg Mason Partners Massachusetts Municipals Fund; and various series of unit investment trusts.


(b) The following table sets forth information concerning each director and officer of the Registrant's principal underwriter, Legg Mason Investor Services, LLC ("LMIS").

Name and Principal                  Position and Offices               Positions and Offices
Business Address*                   with Underwriter - LMIS            with Registrant
-----------------------------------------------------------------------------------

Mark R. Fetting                     Managing Director                   President and Director

Manoochehr Abbaei                   Vice President                              None

D. Stuart Bowers                    Vice President and                          None
                                    Director of Operations

W. Talbot Daley                     Vice President                              None

Mark E. Freemyer                    Vice President                              None

Thomas J. Hirschmann                Vice President                              None


Joseph LaRocque                     Vice President                              None

Theresa P. McGuire                  Vice President, Chief Financial             None
                                    Officer and Treasurer

Joel R. Sauber                      Vice President                              None
300 First Stamford Place
Stamford, CT 06902-6732

Kenneth D. Cieprisz                 Chief Compliance Officer                    None
399 Park Avenue, 4th Floor
New York, NY 10022

Joseph M. Furey                     General Counsel and                         None
                                            Secretary


* All addresses are 100 Light Street, Baltimore, Maryland 21202, unless otherwise indicated.



Item 28.  Location of Accounts and Records

  State Street Bank and Trust Company              Legg Mason Fund Adviser, Inc.
  P. O. Box 1713                            and    100 Light Street
  Boston, Massachusetts  02105                     Baltimore, Maryland  21202

Item 29.  Management Services - None

Item 30.  Undertakings - None

                                 SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Legg Mason Charles Street Trust, Inc., certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 17 to its Registration Statement under Rule 485(b) under the Securities Act of 1933, has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore and State of Maryland, on the 27th day of July, 2007.

                                           LEGG MASON CHARLES STREET TRUST, INC.

                                                     By:  /s/ Mark R. Fetting
                                                           Mark R. Fetting
                                                           President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                                            Title                              Date

/s/ John F. Curley, Jr.*                    Chairman and Director                       July 27, 2007
John F. Curley, Jr.

/s/ Mark R. Fetting                         President (Principal Executive              July 27, 2007
Mark R. Fetting                             Officer) and Director

/s/ Ruby P. Hearn*                          Director                                    July 27, 2007
Ruby P. Hearn

/s/ Arnold L. Lehman *                      Director                                    July 27, 2007
Arnold L. Lehman

/s/ Robin J.W. Masters *                    Director                                    July 27, 2007
Robin J.W. Masters

/s/ Jill E. McGovern *                      Director                                    July 27, 2007
Jill E. McGovern

/s/ Arthur S. Mehlman *                     Director                                    July 27, 2007
Arthur S. Mehlman

/s/ G. Peter O'Brien *                      Director                                    July 27, 2007
G. Peter O'Brien

/s/ S. Ford Rowan *                         Director                                    July 27, 2007
S. Ford Rowan

/s/ Robert M. Tarola*                       Director                                    July 27, 2007
Robert M. Tarola

/s/ Marie K. Karpinski                      Vice President and                          July 27, 2007
Marie K. Karpinski                          Chief Financial Officer
                                            (Principal Financial and
                                            Accounting Officer)


* Signatures affixed by Richard M. Wachterman pursuant to a power of attorney, a copy of which is filed herewith.

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee of one or more of the following investment companies (as set forth in the companies' Registration Statements on Form N-1A):

LEGG MASON INCOME TRUST, INC.          LEGG MASON CHARLES STREET TRUST, INC.
LEGG MASON GLOBAL TRUST, INC.          LEGG MASON SPECIAL INVESTMENT TRUST, INC.
LEGG MASON TAX-FREE INCOME FUND        LEGG MASON INVESTORS TRUST, INC.
LEGG MASON GROWTH TRUST, INC.          LEGG MASON LIGHT STREET TRUST, INC.
LEGG MASON VALUE TRUST, INC.           LEGG MASON INVESTMENT TRUST, INC.

plus any other investment company for which Legg Mason Fund Adviser, Inc. or an affiliate thereof acts as investment adviser or manager and for which the undersigned individual serves as Director/Trustee hereby severally constitute and appoint each of MARK R. FETTING, MARIE K. KARPINSKI, RICHARD M. WACHTERMAN, GREGORY T. MERZ, ARTHUR J. BROWN and ARTHUR C. DELIBERT my true and lawful attorney-in-fact, with full power of substitution, and each with full power to sign for me and in my name in the appropriate capacity and only for those companies described above for which I serve as Director/Trustee, any
Registration Statements on Form N-1A, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, to file the same with the Securities and Exchange Commission and the securities regulators of appropriate states and territories, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof. WITNESS my hand on the date set forth below.

SIGNATURE                                                            DATE

/s/ John F. Curley, Jr.                                             May 23, 2007
----------------------------------------
John F. Curley, Jr.

/s/ Mark R. Fetting                                                 May 23, 2007
----------------------------------------
Mark R. Fetting

/s/ Ruby P. Hearn                                                   May 23, 2007
----------------------------------------
Ruby P. Hearn

/s/ Arnold L. Lehman                                                May 23, 2007
----------------------------------------
Arnold L. Lehman

/s/ Robin J.W. Masters                                              May 23, 2007
----------------------------------------
Robin J.W. Masters

/s/ Jill E. McGovern                                                May 23, 2007
----------------------------------------
Jill E. McGovern

/s/ Arthur S. Mehlman                                               May 23, 2007
----------------------------------------
Arthur S. Mehlman

/s/ Jennifer W. Murphy                                              May 23, 2007
----------------------------------------
Jennifer W. Murphy

/s/ G. Peter O'Brien                                                May 23, 2007
----------------------------------------
G. Peter O'Brien

/s/ S. Ford Rowan                                                   May 23, 2007
----------------------------------------
S. Ford Rowan

/s/ Robert M. Tarola                                                May 23, 2007
----------------------------------------
Robert M. Tarola

                      Legg Mason Charles Street Trust, Inc.

                                    Exhibits



Exhibit (d)(v)        Fee Waiver Agreement: Batterymarch U.S. Small
                      Capitalization Equity Portfolio
Exhibit (d)(vi)       Fee Waiver Agreement:  Global Opportunities Bond Fund

Exhibit (e)           Distribution Agreement
Exhibit (e)(ii)       Amendment No.1 to Distribution Agreement

Exhibit (i)           Opinion of Counsel

Exhibit (j)           Consent of Independent Registered Public Accounting Firm


Exhibit (p)(ii)       Code of Ethics for Batterymarch Financial Management, Inc.